[front cover]
                                                                    May 31, 1998
Semiannual Report
-----------------


               [graphic of computer screen, eye glasses, keyboard]


American century Group
----------------------

Strategic Allocation:
    Conservative
    Moderate
    Aggressive

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.tm)


[inside front cover]

A Note from the Founder
-----------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in tern, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
---------------------------

Why We Changed

     We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable, while helping you keep abreast of your fund's strategy and performance.

What's New

     The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

     *  Larger type size in many sections.
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The Bottom Line

     The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously
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     The new reports  also use roughly the same amount of paper as the old ones.
Previously,  paper was trimmed  and thrown  away to produce  the smaller  report
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     We believe  we've come up with a more  interesting,  informative  and user-
friendly publication.

     We hope you enjoy it.


[left margin]

American Century Group
Strategic Allocation:
Conservative
(TWSCX)

American Century Group
Strategic Allocation:
Moderate
(TWSMX)

American Century Group
Strategic Allocation:
Aggressive
(TWSAX)


[40 Year logo]
Four Decades of Serving Investors
40 Years
American Century(reg tm.)
1958 - 1998


Our Message to You
--------------------------------------------------------------------------------
[photo James E. Stowers, Jr. with James E. Stowers III, seated]
James E. Stowers, Jr. with James E. Stowers III, seated


     In general, the global financial markets performed well during the six months ended May 31, 1998. The U.S. stock market maintained its upward momentum, U.S. bond yields hit record lows, and European stocks soared. The solid returns of our Strategic Asset Allocation funds during the six-month period reflected this environment.

     But areas of concern also appeared. Asian markets continued to suffer under the weight of a serious financial crisis. The effects of the Asian economic turmoil began to spread to the rest of the world's economies and produced weaker earnings at many U.S. corporations.

     The uncertain market conditions reinforce the importance of a diversified investment portfolio. By holding a mix of domestic and foreign stocks, bonds and money market funds, you can cushion your portfolio against the effects of a decline in any single investment.

     The Strategic Asset Allocation funds were designed to give you this kind of diversification in a single investment. But even if these three funds don't match your needs exactly, they can still be useful as a base investment in building your own diversified portfolio.

     For example, a younger investor willing to accept more volatility to get higher returns might combine our Aggressive portfolio with an aggressive growth stock fund and an international stock fund. Or an older investor might divide an investment between our Conservative portfolio, an intermediate-term bond fund and a money market fund to emphasize dividend income and capital preservation.

     If you'd like to learn more about diversification or other investment topics, we have a wealth of free educational brochures and booklets available by mail. You can also get educational information on our Web site (www.americancentury.com). We've recently added several new features to the site, including retirement investing calculators and online investment tracking. We're committed to making your relationship with us as easy and productive as possible.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers, Jr.                     James E. Stowers III
CHAIRMAN OF THE BOARD AND FOUNDER         CHIEF EXECUTIVE OFFICER


[right margin]

                           Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
STRATEGIC ALLOCATION: CONSERVATIVE
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Schedule of Investments ................................................    9
STRATEGIC ALLOCATION: MODERATE
   Performance Information ................................................   20
   Management Q&A .........................................................   21
   Schedule of Investments ................................................   24
STRATEGIC ALLOCATION: AGGRESSIVE
   Performance Information ................................................   37
   Management Q&A .........................................................   38
   Schedule of Investments ................................................   41
FINANCIAL STATEMENTS
   Statements of Assets and
     Liabilities ..........................................................   53
   Statements of Operations ...............................................   54
   Statements of Changes
     in Net Assets ........................................................   55
   Notes to Financial
     Statements ...........................................................   56
   Financial Highlights ...................................................   60
OTHER INFORMATION
   Share Class and Retirement
   Account Information ....................................................   66
   Background Information
     Investment Philosophy
       and Policies .......................................................   67
     Comparative Indices ..................................................   67
     Neutral Asset Mixes ..................................................   67
     Investment Team
       Leaders ............................................................   67
   Glossary ...............................................................   68


                                               www.americancentury.com       1


Report Highlights
-----------------------------------------------------------------------------
MARKET PERSPECTIVE

* The continuing financial crisis in Asia contributed to slowing economic growth and low inflation worldwide.

*  Favorable economic conditions and heavy cash flows boosted U.S. stock returns

* Among foreign stocks, European markets provided the best investment returns, while Asian stocks struggled.

* Domestic bonds were relatively stable, but low inflation and strong foreign demand led to positive returns overall.

STRATEGIC ALLOCATION: CONSERVATIVE

* For the six months ended May 31, 1998, the fund's return was in line with that of its benchmark (a mix of eight market indices).

* We made few changes to Strategic Conservative's asset mix; instead, we focused on making adjustments within each asset class:

   * U.S. bonds--reduced holdings of Treasury bonds and added government agency and asset-backed securities.

   * U.S. stocks--began to shift from value-oriented stocks to large-company growth stocks.

   * Foreign stocks--virtually eliminated Asia and invested double our neutral weighting in Europe.

* Going forward, we plan to take a more defensive position by modestly reducing our U.S. stock holdings and adding to our U.S. bonds and cash.

STRATEGIC ALLOCATION: MODERATE

* For the six months ended May 31, 1998, the fund's return beat that of its benchmark (a mix of 10 market indices).

* We made few changes to Strategic Moderate's asset mix; instead, we focused on making adjustments within each asset class:

   * U.S. stocks--began to shift from value-oriented stocks to large-company growth stocks.

   * U.S. bonds--reduced holdings of Treasury bonds and added government agency and asset-backed securities.

   * Foreign stocks--virtually eliminated Asia and invested double our neutral weighting in Europe.

   * Going forward, we plan to take a more defensive position by modestly reducing our U.S. stock holdings and adding to our U.S. bonds and cash.

STRATEGIC ALLOCATION: AGGRESSIVE

* For the six months ended May 31, 1998, the fund's return beat that of its benchmark (a mix of 11 market indices).

* We made few changes to Strategic Aggressive's asset mix; instead, we focused on making adjustments within each asset class:

   * U.S. stocks--began to shift from value-oriented stocks to large-company growth stocks.

   * Foreign stocks--virtually eliminated Asia and invested double our neutral weighting in Europe.

   * U.S. bonds--reduced holdings of Treasury bonds and added government agency and asset-backed securities.

* Going forward, we plan to take a more defensive position by modestly reducing our U.S. stock holdings and adding to our U.S. bonds and cash.


[left margin]

              CONSERVATIVE(1)
                  (TWSCX)

TOTAL RETURNS:               AS OF 5/31/98
    6 Months                      7.49%(2)
    1 Year                          15.99%

NET ASSETS:                 $169.3 million

INCEPTION DATE:                    2/15/96


                MODERATE(1)
                  (TWSMX)

TOTAL RETURNS:               AS OF 5/31/98
    6 Months                     10.71%(2)
    1 Year                          20.24%

NET ASSETS:                 $241.0 million

INCEPTION DATE:                    2/15/96


               AGGRESSIVE(1)
                  (TWSAX)

TOTAL RETURNS:               AS OF 5/31/98
    6 Months                     12.74%(2)
    1 Year                          22.62%

NET ASSETS:                 $137.0 million

INCEPTION DATE:                    2/15/96

(1) Investor Class.

(2) Not annualized.

See Total Returns on pages 5, 20 and 37.

Investment terms are defined in the Glossary on page 68.


2      1-800-345-2021


Market Perspective with Jeff Tyler
-----------------------------------------------------------------------------

[photo of Jeff Tyler, senior vice president and lead manager of the Strategic Asset Allocation funds]
Jeff Tyler, senior vice president and lead manager of the Strategic Asset Allocation funds

SPOTLIGHT ON ASIA

     During the six months ended May 31, 1998, the theme permeating the global stock and bond markets was the financial meltdown in Asia. In mid-1997, a currency crisis among Southeast Asian countries pushed their economies into recession and sent their financial markets into freefall. Since then, the effects of this crisis have had a growing impact on the rest of the world:

* SLOWER GLOBAL ECONOMIC GROWTH--a lack of consumer demand in Asia has reduced economic activity in many countries that export to the region. Although the U.S. economy has held up so far, countries as diverse as Brazil and Italy have seen dramatic economic slowdowns.

* LOW WORLDWIDE INFLATION--in an effort to rebuild their economies, Asian countries have cut prices on their exports. This has weakened the pricing power of companies elsewhere in the world and kept global inflation to a minimum.

* FALLING COMMODITIES PRICES--weak demand from Asia has pushed the prices of raw materials (such as oil, gold and grains) substantially lower. The Goldman Sachs Commodities Index, a broad index of commodities prices, fell more than 30% during the six-month period.

     We expect Asia's economic, political and social health to remain factors in the performance of the global financial markets for the foreseeable future.

U.S. STOCKS

     Between 1995 and 1997, the U.S. stock market enjoyed one of the best three-year performance periods in its history. This was especially true for large-company stock indices like the S&P 500, which returned more than 20% in each of the three calendar years. During the six months ended May 31, the S&P 500 barely paused to catch its breath, gaining just over 15%. Small-company stocks, represented by the Russell 2000, trailed large-cap stocks but still posted solid returns (see the accompanying table).

     Why did U.S. stocks perform so well? Economic conditions remained ideal, with robust growth and minimal inflation. Low interest rates helped keep corporate borrowing expenses down and made bonds a less attractive investment alternative to stocks. Given this generally positive business climate, it's not surprising that cash continued to flow heavily into stocks.

     Merger activity also benefited the stock market. Most significant were the "megamergers" among large banks and financial companies, but other high-profile mergers in the media, telecommunications and automobile industries helped lift the market as a whole.

     Although U.S. stocks performed well, weaker corporate earnings--a casualty of the fallout from Asia--led to increased market volatility late in the period. In the first quarter of 1998, the earnings of the companies in the S&P 500 declined by about 2% compared with the first quarter of 1997. In April and May, when first-quarter earnings were reported, the S&P 500 dropped by 1%, while the Russell 2000 slipped 5%.


[right margin]

"WE EXPECT ASIA'S ECONOMIC, POLITICAL AND SOCIAL HEALTH TO REMAIN FACTORS IN THE PERFORMANCE OF THE GLOBAL FINANCIAL MARKETS FOR THE FORESEEABLE FUTURE."

U.S. STOCK MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED MAY 31, 1998
   S&P 500                               15.06%
   RUSSELL 2000                           6.86%


FOREIGN STOCK MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED MAY 31, 1998
   MORGAN STANLEY EAFE(reg.tm) INDEX
     (IN U.S. DOLLARS)                   16.22%
   MORGAN STANLEY EAFE(reg.tm) INDEX
     (IN LOCAL CURRENCIES)               20.41%

Indices are defined on page 67.


                                               www.americancentury.com       3


Market Perspective with Jeff Tyler
-----------------------------------------------------------------------------
                                                                    (Continued)
FOREIGN STOCKS

     As the table on page 3 illustrates, foreign stocks provided some of the best returns in the world during the six-month period. However, there was a great deal of regional disparity. The Morgan Stanley Europe index returned about 30%, while the Morgan Stanley Far East index posted an 11% decline.

     Asian markets continued to struggle amid efforts to recover from their financial problems. Japan is in recession, manufacturing output in the region is down substantially, and consumer spending has virtually disappeared.

     In contrast, there has been a powerful bull market in Europe for several years now. Low interest rates have sparked solid economic growth across the Continent. On the corporate front, European businesses are improving their accounting standards, consolidating to cut costs, and competing globally.

     Another positive factor is the onset of economic and monetary union (EMU) in 1999. Eleven European countries will join together under a common currency and a single central bank. EMU has already made it easier and cheaper for many European companies to do business throughout the union.

U.S. BONDS

     Although fixed-income securities posted favorable returns during the six-month period (see the accompanying table), the U.S. bond market was fairly stable overall. The 30-year Treasury bond yield experienced its least-volatile six-month period since 1979, fluctuating between 6.14% and 5.69% (the lowest yield since the late '70s).

     Despite strong U.S. economic growth and evidence of increasing labor costs, bond yields fell and prices rose throughout much of the period. Several factors favored bonds:

* Inflation remained low, rising at an annual rate of just 1.4% for the six-month period.

* The federal budget deficit narrowed, reducing the government's borrowing needs. The Treasury cut back its debt issuance, and the lower supply boosted bond prices.

* Demand increased for U.S. bonds as a "safe haven" from Asian markets and, to a lesser extent, domestic stock market volatility.

*    The Federal Reserve held short-term interest rates steady.

     The Fed didn't act because higher rates would make U.S. bonds even more attractive to foreign investors, which would further strengthen the U.S. dollar and make it harder for Asia to recover. The bond market knows this--over the past three months, U.S. Treasury bond prices have moved in lockstep with the dollar's value against the Japanese yen.

     Treasury securities, especially those with long maturities, were the best-performing fixed-income sector during the period. Corporate bonds, which saw increased supply as businesses took advantage of historically low interest rates, trailed Treasurys. Mortgage-backed securities struggled with increased refinancing activity.

FOREIGN BONDS

     Overseas bond markets benefited from low inflation around the globe. They provided returns on par with U.S. bonds, though the strong dollar reduced those returns somewhat (see the table).

     Interest rates in Europe continued to converge as EMU moved closer to becoming a reality. Rates in countries like Italy and Spain, which have traditionally been higher than in other European nations, have fallen over the past couple of years, producing healthy bond returns.


[left margin]

"THE 30-YEAR TREASURY BOND YIELD EXPERIENCED ITS LEAST-VOLATILE SIX-MONTH PERIOD SINCE 1979."

U.S. BOND MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED MAY 31, 1998
   SALOMON BROTHERS BROAD INVESTMENT
     GRADE BOND INDEX                 4.16%
   LEHMAN AGGREGATE
     BOND INDEX                       4.09%


FOREIGN BOND MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED MAY 31, 1998
   SALOMON BROTHERS NON-U.S.
     WORLD GOVERNMENT BOND INDEX
     (IN U.S. DOLLARS)                1.42%
   SALOMON BROTHERS NON-U.S.
     WORLD GOVERNMENT BOND INDEX
     (IN LOCAL CURRENCIES)            5.12%

Indices are defined on page 67.


4      1-800-345-2021


Strategic Conservative--Performance
-----------------------------------------------------------------------------
TOTAL RETURNS AS OF MAY 31, 1998

                      INVESTOR CLASS (INCEPTION 2/15/96)                    ADVISOR CLASS (INCEPTION 10/2/96)

             STRATEGIC                 LEHMAN       THREE-MONTH     STRATEGIC                 LEHMAN      THREE-MONTH
             ALLOCATION:   S&P 500    AGGREGATE        U.S.         ALLOCATION:    S&P 500   AGGREGATE       U.S.
            CONSERVATIVE              BOND INDEX   TREASURY BILL   CONSERVATIVE              BOND INDEX  TREASURY BILL
----------------------------------------------------------------------------------------------------------------------
6 MONTHS(1)... 7.49%        15.03%      4.09%         2.55%           7.35%        15.03%       4.09%        2.55%

1 YEAR ....... 15.99%       30.68%     10.91%         5.16%          15.77%        30.68%      10.91%        5.16%
----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS

LIFE OF FUND.. 11.20%       27.71%     7.79%(2)       5.15%(2)       13.23%        33.51%       9.54%        5.16%

(1) Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

See pages 66-68 for more information about share classes, returns, and the comparative indices.


[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 2/29/96

                                  Value on May 31, 1998
              Strategic:                          Lehman           3-Month
             Conservative        S&P 500         Aggregate          T-Bill

2/29/96         $10,000          $10,000          $10,000          $10,000
3/31/96         $10,040          $10,133          $9,930           $10,041
4/30/96         $10,145          $10,269          $9,875           $10,082
5/31/96         $10,186          $10,504          $9,855           $10,125
6/30/96         $10,221          $10,586          $9,987           $10,167
7/31/96         $10,037          $10,102          $10,014          $10,211
8/31/96         $10,160          $10,292          $9,997           $10,254
9/30/96         $10,440          $10,911          $10,172          $10,297
10/31/96        $10,584          $11,197          $10,397          $10,339
11/30/96        $10,832          $12,018          $10,575          $10,382
12/31/96        $10,772          $11,822          $10,477          $10,425
1/31/97         $10,876          $12,544          $10,509          $10,469
2/28/97         $10,814          $12,619          $10,535          $10,513
3/31/97         $10,636          $12,141          $10,418          $10,558
4/30/97         $10,762          $12,847          $10,574          $10,603
5/31/97         $11,118          $13,600          $10,674          $10,648
6/30/97         $11,386          $14,258          $10,801          $10,691
7/31/97         $11,830          $15,367          $11,092          $10,736
8/31/97         $11,642          $14,484          $10,998          $10,783
9/30/97         $12,053          $15,319          $11,160          $10,827
10/31/97        $11,901          $14,791          $11,322          $10,871
11/30/97        $12,009          $15,450          $11,374          $10,919
12/31/97        $12,156          $15,757          $11,488          $10,966
1/31/98         $12,202          $15,917          $11,636          $11,012
2/28/98         $12,569          $17,038          $11,627          $11,058
3/31/98         $12,873          $17,951          $11,667          $11,105
4/30/98         $12,920          $18,115          $11,728          $11,150
5/31/98         $12,896          $17,773          $11,839          $11,197

The charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and Three-Month Treasury Bill indices are provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Strategic Conservative's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not.


[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MAY 31)

                     Strategic:                     Lehman         3-Month
                    Conservative      S&P 500      Aggregate        T-Bill
2/29/96-5/31/96         1.86%          5.04%         -1.45%         1.25%
5/31/96-5/31/97         9.16%         29.48%          8.32%         5.17%
5/31/97-5/31/98        15.99%         30.68%         10.91%         5.16%

* From 2/29/96 (the date nearest the fund's inception for which index data are available).


                                               www.americancentury.com       5


Strategic Conservative--Q&A
-----------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the American Century Strategic Asset Allocation funds management team.

HOW DID THE STRATEGIC CONSERVATIVE FUND PERFORM?

     For the six months ended May 31, 1998, the fund's Investor Class shares posted a total return of 7.49%, compared with the 7.58% return of its benchmark. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT IS THE FUND'S BENCHMARK?

     It's a combination of eight different market indices--four U.S. stock indices, one foreign stock index, one U.S. bond index, one foreign bond index, and one money market index. These indices represent the various asset classes in which the fund invests and are weighted to match the fund's neutral asset mix.

     Strategic  Conservative  slightly  underperformed  its  benchmark,   mainly
because of its U.S. stock holdings. We got great returns from our foreign stocks, but they made up less than 10% of the portfolio.

DID YOU MAKE ANY CHANGES TO THE ASSET MIX OVER THE PAST SIX MONTHS?

     We kept the portfolio pretty close to its neutral mix of 45% bonds, 40% stocks, 15% cash. But stocks outperformed bonds and cash during the period, so we did some minor rebalancing. We sold some stocks in April and shifted the proceeds into bonds and money market securities to maintain neutral weightings.

     Instead of making significant changes to the asset mix, we concentrated on making adjustments within each asset class to try to enhance performance.

THE FUND'S BIGGEST HOLDING IS U.S. BONDS. WHAT ADJUSTMENTS DID YOU MAKE TO THIS PORTION OF THE PORTFOLIO?

     We cut back our Treasury holdings quite a bit as their yields hit all-time lows. In their place, we added some callable government agency securities. Callable securities tend to offer higher yields because they can be redeemed--or called--by the issuer before the maturity date.

     Calling a bond is kind of like refinancing a home mortgage--when interest rates fall significantly, homeowners can often reduce their interest payments by taking out a new mortgage and paying off the old one. Bond issuers do the same thing with callable bonds when rates decline. But interest rates were fairly stable during the past six months, so there wasn't any incentive for issuers to call these bonds. As a result, the fund got some extra yield with very little risk of a call.

     We also bought more asset-backed securities, including bonds backed by commercial mortgages and home-equity loans. These bonds added greater diversification to the fund's fixed-income holdings. We purchased them when they were more attractively priced than most corporate bonds, and they have since performed better than corporates.


[left margin]

"WE KEPT THE PORTFOLIO PRETTY CLOSE TO ITS NEUTRAL MIX OF 45% BONDS, 40% STOCKS, 15% CASH."

[pie chart]

ASSET ALLOCATION  (AS OF MAY 31, 1998)
PERCENT OF FUND INVESTMENTS
  U.S. Stocks                  33%
  Foreign Stocks                7%
  Money Market Securities      15%
  Foreign Bonds                 5%
  U.S. Bonds                   40%

See page 67 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on page 68.


6      1-800-345-2021


Strategic Conservative--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

WHAT ABOUT THE FUND'S EQUITY HOLDINGS?

     Late in the period, we began moving away from value-oriented U.S. stocks toward an emphasis on large-company growth stocks. This was a difficult decision, because there are a lot of very attractive values among the stocks of small- and mid-sized companies. However, when corporate earnings start to weaken--as they have recently--investors tend to gravitate toward large-company stocks with relatively consistent growth and earnings.

     We also looked for companies that rely on domestic consumer demand. A good example is Home Depot, which is a chain of retail stores that sells building materials and home improvement products. Home Depot's customers are in the U.S., where economic conditions are favorable and consumer demand is healthy. As a result, the drop-off in demand from Asia hasn't negatively affected the company's sales.

     If anything, Asia has had a positive effect on Home Depot's business--some of the products the company sells are produced in Asia, so its stores are getting these products at cheaper prices. It's not surprising that Home Depot's stock returned more than 40% during the six-month period.

HOW HAS ASIA INFLUENCED YOUR FOREIGN INVESTMENTS?

     We've virtually eliminated Asia from our foreign stock portfolio (see the chart on this page). In contrast, we are almost double our neutral weighting in Europe. European equity returns were among the best in the world, so this shift definitely added to the fund's returns. However, foreign stocks make up a small part of Strategic Conservative's overall portfolio.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR THE FUND'S ASSET ALLOCATION STRUCTURE?

     We intend to position the portfolio more defensively in the coming months. With U.S. stock market indices at or near all-time highs and U.S. bond yields close to record lows, we think it makes sense to be a little cautious.

     For the Strategic Conservative fund, this means cutting back on U.S. stocks and shifting into U.S. bonds and cash. We believe that bonds have better return potential than stocks for the second half of 1998.

WHAT MAKES BONDS MORE ATTRACTIVE THAN STOCKS?

     It comes down to whether you think the high stock prices or low bond yields are sustainable going forward. For bonds, the reasons behind the low interest rate environment are a lack of inflation and the financial crisis in Asia. These situations aren't likely to change in the next six months--it will be awhile before Asia solves its economic problems, and in the meantime, expectations of low commodities prices and cheap exports from Asia should help keep global inflation low.


[right margin]

FUND'S U.S. STOCKS (AS OF MAY 31, 1998)
  NUMBER OF COMPANIES          341
  DIVIDEND YIELD               1.75%
  PRICE/EARNINGS RATIO         25.1
                                              % OF FUND'S        % OF
                                              U.S. STOCKS        FUND
TOP 5 U.S. STOCKS
  NATIONSBANK CORP.                               2.0%           0.7%
  MERCANTILE
    BANCORPORATION INC.                           1.5%           0.5%
  AMEREN CORPORATION                              1.4%           0.5%
  AMOCO CORP.                                     1.3%           0.4%
  MICROSOFT CORP.                                 1.3%           0.4%


FUND'S FOREIGN STOCKS (AS OF MAY 31, 1998)
  NUMBER OF COMPANIES          110
  DIVIDEND YIELD               1.20%
                                               % OF FUND'S       % OF
                              COUNTRY        FOREIGN STOCKS      FUND
TOP 5 FOREIGN STOCKS
  ING GROEP N.V.            NETHERLANDS           3.3%           0.2%
  MANNESMANN AG               GERMANY             2.7%           0.2%
  MISYS PLC                    U.K.               2.5%           0.2%
  JULIUS BAER
    HOLDING AG              SWITZERLAND           2.2%           0.2%
  AXA-UAP                     FRANCE              2.1%           0.2%

[pie chart]

PERCENT OF FUND'S FOREIGN STOCKS
  Europe                       89%
  Asia/Pacific                  5%
  Americas
    (excluding U.S.)            6%


                                               www.americancentury.com       7


Strategic Conservative--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

     The stock market rally, on the other hand, has been dependent on a healthy U.S. economy and solid corporate earnings growth. Corporate profits are already lower than they were a year ago, and we expect them to remain lackluster through the end of this year. In addition, a big build-up of inventories in the first quarter and weak consumer demand from Asia will probably slow the economy.

     The bottom line is that we see more downside risk in stocks than in bonds. And even if both markets go sideways for the rest of the year, bonds offer interest rates of 5-6% a year, whereas stocks pay out dividends of 2% or less--if they pay any at all.

ARE YOU PLANNING TO SHIFT SIGNIFICANTLY OUT OF U.S. STOCKS?

     No. The adjustments I'm talking about are likely to be fairly small. Strategic Conservative is managed to maintain a specific strategic position, so we don't stray too far from its neutral asset mix. To make sure of this, the fund's prospectus includes operating ranges for each asset class that we are obligated to stay within. For example, our neutral weighting for stocks is 40%, and we must keep it between 34% and 46%.

ARE THERE STILL GOOD INVESTMENT OPPORTUNITIES OVERSEAS?

     Definitely. Europe is still a great place to invest, especially for stocks, as privatization and productivity improvements sweep the Continent. Unemployment remains an issue, and it might get worse before it gets better as companies cut costs and become more efficient. But if Europe continues along the same path that the U.S. started on five years ago, the region will likely have healthier economies and lower unemployment down the road.

     Asia, on the other hand, is not yet a buying opportunity. Japan still needs to address its banking crisis, economic woes, and growing government budget deficit. Until Japan starts to make some progress, the rest of Asia won't be able to fully recover from its own problems.

     As a result, we plan to maintain at least a neutral weighting in foreign stocks and continue our concentration in Europe.


[left margin]

"THE BOTTOM LINE IS THAT WE SEE MORE DOWNSIDE RISK IN STOCKS THAN IN BONDS."

[pie charts]

FUND'S U.S. BONDS (AS OF MAY 31, 1998)
  NUMBER OF SECURITIES          95
  WEIGHTED AVERAGE MATURITY     13.70 YEARS
  AVERAGE DURATION              4.65 YEARS

PERCENT OF FUND'S U.S. BONDS
  Mortgage-Backed               26%
  U.S. Treasury Bonds            7%
  U.S. Govt. Agency              8%
  Asset-Backed                  11%
  U.S. Treas. Notes             22%
  Corporate Securities          26%


FUND'S FOREIGN BONDS (AS OF MAY 31, 1998)
  NUMBER OF SECURITIES          19
  WEIGHTED AVERAGE MATURITY     5.30 YEARS
  AVERAGE DURATION              4.61 YEARS

PERCENT OF FUND'S FOREIGN BONDS
  Europe                        59%
  Asia/Pacific                  27%
  Americas
    (excluding U.S.)            14%


8      1-800-345-2021


Conservative--Schedule of Investments
-----------------------------------------------------------------------------
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE & DEFENSE--1.6%

                    1,500  Anaren Microwave, Inc.(1)         $        25,078

                    1,500  BE Aerospace, Inc.(1)                      43,359

                    5,100  Boeing Co.                                242,888

                    3,400  Bombardier Inc. Cl B ORD                   87,437

                   19,800  British Aerospace PLC ORD                 175,484

                      600  Cordant Technologies Inc.                  29,925

                    5,600  General Dynamics Corp.                    248,850

                      600  Gulfstream Aerospace Corp.(1)              25,500

                    3,500  Litton Industries, Inc.(1)                202,781

                    3,200  Lockheed Martin Corp.                     359,200

                   10,500  Raytheon Co. Cl B                         574,219

                      800  Triumph Group, Inc.(1)                     39,200

                    7,600  United Technologies Corp.                 714,400
                                                             ------------------

                                                                   2,768,321
                                                             ------------------

AGRICULTURE--0.1%

                    3,900  Pioneer Hi-Bred International,
                              Inc.                                   148,444
                                                             ------------------

AIRLINES--0.1%

                    1,000  AMR Corp.(1)                              153,938

                    6,900  British Airways plc ORD                    73,035

                      100  Delta Air Lines Inc.                       11,500

                      500  Midway Airlines Corp.(1)                    9,625

                      200  US Airways Group Inc.(1)                   14,000
                                                             ------------------

                                                                     262,098
                                                             ------------------

AUTOMOBILES & AUTO PARTS--1.3%

                      100  Bayerische Motoren Werke
                              (BMW) AG ORD                           105,770

                       20  Bayerische Motoren Werke
                              (BMW) AG ORD(1)                         20,896

                    1,000  Bridgestone Corp. ORD                      22,753

                    2,000  Chrysler Corp.                            111,250

                    1,700  Coachmen Industries, Inc.                  40,481

                   19,600  Cooper Tire and Rubber Company            464,275

                    1,400  Daimler-Benz AG ORD                       141,020

                    1,700  Dura Automotive Systems, Inc.(1)           62,369

                    1,500  Excel Industries, Inc.                     29,813

                    4,900  Ford Motor Co.                            254,188

                    1,000  Gentex Corp.(1)                            36,531

                    2,000  Honda Motor Co., Ltd. ORD                  67,972

                      900  Magna International Inc. Cl A ORD          63,286

                      500  PACCAR Inc.                                27,609

                   14,600  Superior Industries International,
                              Inc.                                   425,225

                    2,400  Tower Automotive, Inc.(1)                 112,650

                      323  Volkswagen AG ORD                         261,838
                                                             ------------------

                                                                   2,247,926
                                                             ------------------


Shares                                                               Value
-----------------------------------------------------------------------------

BANKING--4.2%

                    3,000  Banc One Corp.                    $       165,375

                   55,000  Banca di Roma ORD                         113,323

                    2,487  Banca Popolare di Bergamo
                              Credito Varesino SpA ORD                58,452

                    1,200  Banco Popular Espanol SA ORD               95,101

                    4,900  BankAmerica Corp.                         405,169

                    2,100  Bankers Trust New York Corp.              259,350

                    1,200  Banque Nationale de Paris ORD             102,439

                    2,800  Chase Manhattan Corp.                     380,625

                      600  Citicorp                                   89,475

                      600  Corporacion Bancaria de Espana
                              SA ORD                                  51,071

                      900  Credit Suisse Group ORD                   197,802

                   20,000  Credito Italiano ORD                      111,462

                    2,200  Deutsche Pfandbrief-und
                              Hypothekenbank AG ORD                  176,000

                    1,500  First Security Corp.                       34,031

                    5,000  First Union Corp.                         276,563

                   10,600  First Virginia Banks, Inc.                553,850

                    1,500  GreenPoint Financial Corp.                 61,781

                    1,200  Imperial Bancorp(1)                        35,100

                    2,100  Mellon Bank Corp.                         141,619

                   16,800  Mercantile Bancorporation Inc.            858,900

                   15,300  Merita OY Ltd. Cl A ORD                    96,161

                   15,400  NationsBank Corp.                       1,166,537

                    4,400  Norwest Corp.                             171,050

                    1,400  Peoples Heritage Financial
                              Group, Inc.                             31,456

                    5,000  PNC Bank Corp.                            288,750

                      400  Providian Financial Corp.                  25,450

                    5,200  Regions Financial Corp.                   213,525

                      800  Societe Generale Cl A ORD                 158,370

                      130  Union Bank of Switzerland ORD             218,230

                    8,300  Wachovia Corp.                            664,519

                      400  Wells Fargo & Co.                         144,600

                      300  Zions Bancorporation                       15,544
                                                             ------------------

                                                                   7,361,680
                                                             ------------------

BIOTECHNOLOGY--0.2%

                    3,000  Genzyme Corp.(1)                           82,219

                    2,500  IDEC Pharmaceuticals Corp.(1)              78,594

                    1,300  Immunex Corp.(1)                           80,438

                    1,500  PathoGenesis Corp.(1)                      53,625

                      200  Sangstat Medical Corp.(1)                   5,238
                                                             ------------------

                                                                     300,114
                                                             ------------------

BROADCASTING & MEDIA--0.2%

                    4,000  CBS Corporation                           127,000

                    1,600  Clear Channel Communications,
                              Inc.(1)                                153,400

See Notes to Financial Statements


                                               www.americancentury.com       9


Conservative--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

                      300  Heftel Broadcasting Corp.(1)      $        11,353

                      200  Jacor Communications, Inc.(1)              10,563

                      900  Societe Television Francaise 1
                              ORD                                    126,896
                                                             ------------------

                                                                     429,212
                                                             ------------------

BUILDING & HOME IMPROVEMENTS--0.1%

                      700  American Standard Companies
                              Inc.(1)                                 33,775

                    1,900  Premark International, Inc.                60,919
                                                             ------------------

                                                                      94,694
                                                             ------------------

BUSINESS SERVICES & SUPPLIES--0.6%

                      363  Altran Technologies SA ORD                 74,286

                      700  Applied Graphics Technologies,
                              Inc.(1)                                 33,600

                    1,400  Billing Information Concepts
                              Corp.(1)                                32,550

                    9,000  Capita Group Plc ORD                       79,472

                    2,061  Cendant Corp.(1)                           44,698

                    1,800  Dun & Bradstreet Corp. (The)               60,750

                    1,600  First Consulting Group, Inc.(1)            35,550

                      900  HA-LO Industries, Inc.(1)                  27,844

                    5,600  Hays plc ORD                              102,372

                    2,950  International Telecommunication
                              Data Systems, Inc.(1)                   73,197

                    2,600  Kelly Services, Inc. Cl A                  96,038

                    2,500  Metamor Worldwide, Inc.(1)                 75,078

                      900  Metzler Group, Inc. (The)(1)               24,947

                    1,300  PMT Services, Inc.(1)                      25,269

                      700  U.S. Filter Corp.(1)                       21,306

                    2,400  Vedior NV ORD (Acquired
                              1/27/98-2/2/98,
                              Cost $51,667)(2)                        76,346

                   14,000  WPP Group plc ORD                          89,575
                                                             ------------------

                                                                     972,878
                                                             ------------------

CHEMICALS & RESINS--1.2%

                    1,800  Air Products and Chemicals, Inc.          156,600

                    6,800  Dow Chemical Co.                          658,750

                   11,900  Great Lakes Chemical Corp.                476,000

                    9,100  Lubrizol Corp.                            316,225

                    7,800  Nalco Chemical Co.                        292,500

                    2,900  Praxair, Inc.                             143,006
                                                             ------------------

                                                                   2,043,081
                                                             ------------------

COMMUNICATIONS EQUIPMENT--0.9%

                    1,800  Advanced Fibre Communications,
                              Inc.(1)                                 66,713

                    1,800  Ascend Communications, Inc.(1)             77,681

                    4,600  Ericsson (L.M.) Telephone Co.
                              ADR                                    128,369

                    1,200  Europolitan Holdings AB ORD                74,501


Shares                                                               Value
-----------------------------------------------------------------------------

                    1,300  Excel Switching Corp.(1)          $        25,594

                    4,300  Lucent Technologies Inc.                  305,031

                    8,200  Motorola, Inc.                            434,088

                    2,600  Nokia Corp. Cl A ADR                      168,838

                    1,500  Northern Telecom Ltd. ORD                  96,103

                    2,700  RELTEC Corp.(1)                            99,225

                    1,100  Tekelec(1)                                 48,778

                    1,100  Tellabs, Inc.(1)                           75,591
                                                             ------------------

                                                                   1,600,512
                                                             ------------------

COMMUNICATIONS SERVICES--1.8%

                    3,600  AirTouch Communications, Inc(1)           171,450

                      718  Alcatel Alsthom Compagnie
                              Generale ORD                           153,532

                    8,600  Ameritech Corp.                           364,963

                    5,700  AT&T Corp.                                346,988

                    1,700  BCE Inc. ORD                               78,623

                    2,200  Bell Atlantic Corp.                       201,575

                    4,600  BellSouth Corp.                           296,700

                    2,626  Energis plc ORD(1)                         37,075

                    2,200  NetCom Systems AB Cl B ORD(1)              84,139

                        1  NTT Data Corp. ORD                         40,035

                    7,800  SBC Communications Inc.                   303,225

                    1,500  Tele Danmark A/S Cl B ORD                 140,296

                   18,700  Telecom Italia SpA ORD                    141,205

                    5,236  Telefonica de Espana ORD                  233,716

                    1,600  Teleglobe Inc. ORD                         83,008

                   17,600  Vodafone Group plc ORD                    193,331

                    6,600  WorldCom, Inc.(1)                         300,506
                                                             ------------------

                                                                   3,170,367
                                                             ------------------

COMPUTER PERIPHERALS--0.3%

                    2,100  Cisco Systems Inc.(1)                     158,616

                    3,200  EMC Corp. (Mass.)(1)                      132,600

                    4,300  FORE Systems, Inc.(1)                      94,197

                      400  Lexmark International Group, Inc.
                              Cl A(1)                                 22,200

                      200  MICROS Systems, Inc.(1)                    11,713

                    3,500  Xylan Corp.(1)                             84,109
                                                             ------------------

                                                                     503,435
                                                             ------------------

COMPUTER SOFTWARE & SERVICES--2.3%

                    3,900  At Home Corp. Series A(1)                 135,281

                    2,200  BMC Software, Inc.(1)                     101,269

                    2,500  Borland International, Inc.(1)             20,703

                    1,600  Cadence Design Systems, Inc.(1)            56,400

                    1,700  Cap Gemini N.V. ORD                       133,168

                    1,733  Cap Gemini SA ORD                         258,531

                    2,800  CBT Group Plc ADR(1)                      139,650

                      400  CDW Computer Centers, Inc.(1)              16,475

See Notes to Financial Statements


10      1-800-345-2021


Conservative--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

                      300  Citrix Systems, Inc.(1)           $        15,656

                    2,000  CMG plc ORD                                56,148

                      800  Computer Sciences Corp.                    41,550

                    5,100  Compuware Corp.(1)                        234,122

                      600  Concord EFS, Inc.(1)                       19,163

                    3,100  Electronic Arts Inc.(1)                   134,463

                    6,700  Electronic Data Systems Corp.             243,713

                    2,500  Geac Computer Corp. Ltd. ORD(1)            91,416

                    3,000  Getronics N.V. ORD                        149,113

                    4,500  GTECH Holdings Corp.(1)                   145,969

                    2,000  HBO & Co.                                 115,438

                    2,600  J.D. Edwards & Company(1)                  95,631

                      900  JDA Software Group, Inc.(1)                40,641

                    1,600  Lernout & Hauspie Speech
                              Products N.V.(1)                        85,900

                    2,000  Logica plc ORD                             59,004

                    1,100  Macromedia, Inc.(1)                        17,428

                    1,100  Mastech Corp.(1)                           20,797

                    8,500  Microsoft Corp.(1)                        721,172

                    5,231  Misys plc ORD                             315,566

                      800  Network Associates Inc.(1)                 49,025

                    1,000  Oracle Systems Corp.(1)                    23,594

                    2,200  Parametric Technology Corp.(1)             67,444

                      900  Project Software & Development,
                              Inc.(1)                                 20,306

                    2,300  QuadraMed Corp.(1)                         55,559

                    1,300  Saville Systems Ireland plc ADR(1)         52,081

                    1,500  SEMA Group plc ORD                         58,759

                      300  Shared Medical Systems Corp.               21,825

                    2,400  Sterling Software, Inc.(1)                 65,250

                    1,400  Superior Consultant Holdings
                              Corp.(1)                                59,500

                    1,000  Symantec Corp.(1)                          23,875

                    2,300  Unisys Corp.(1)                            56,350

                    2,300  Vanstar Corp.(1)                           33,494

                      400  Visio Corp.(1)                             18,750
                                                             ------------------

                                                                   4,070,179
                                                             ------------------

COMPUTER SYSTEMS--0.3%

                      800  Apple Computer, Inc.(1)                    21,275

                    2,200  Dell Computer Corp.(1)                    181,294

                    9,000  Fujitsu Ltd. ORD                          103,039

                    1,200  Hewlett-Packard Co.                        74,550

                    1,300  International Business Machines
                              Corp.                                  152,588

                    2,400  Sun Microsystems, Inc.(1)                  96,075
                                                             ------------------

                                                                     628,821
                                                             ------------------

CONSTRUCTION & PROPERTY
DEVELOPMENT--0.1%

                      700  Assa Abloy AB Cl B ORD                     27,396

                      600  Dycom Industries, Inc.(1)                  17,175


Shares                                                               Value
-----------------------------------------------------------------------------

                      900  Kaufman & Broad Home Corp.        $        23,119

                    1,100  Lafarge SA ORD                            111,544

                      900  NVR, Inc.(1)                               28,913
                                                             ------------------

                                                                     208,147
                                                             ------------------

CONSUMER PRODUCTS--0.5%

                      700  Avon Products, Inc.                        57,269

                      600  Colgate-Palmolive Co.                      52,200

                    1,200  Electrolux AB Cl B ORD                    119,324

                    1,900  Gillette Company                          222,538

                    4,700  Helen of Troy Ltd.(1)                      89,741

                    1,600  Maytag Corp.                               80,700

                    3,600  NBTY, Inc.(1)                              62,775

                    2,500  Procter & Gamble Co. (The)                209,844

                    2,300  Rayovac Corporation(1)                     48,300

                      500  Whirlpool Corp.                            34,156
                                                             ------------------

                                                                     976,847
                                                             ------------------

CONTROL & MEASUREMENT--0.1%

                    2,500  Beckman Instruments, Inc.                 139,375

                      500  Keyence Corporation ORD                    60,088

                      400  Waters Corp(.(1))                          23,300
                                                             ------------------

                                                                     222,763
                                                             ------------------

DIVERSIFIED COMPANIES--0.4%

                    3,000  General Electric Co. (U.S.)               250,125

                      100  Honeywell Inc.                              8,394

                    2,200  Siebe plc ORD                              55,119

                    6,000  Tyco International Ltd.                   332,250

                    1,400  Unilever N.V.                             110,513
                                                             ------------------

                                                                     756,401
                                                             ------------------

ELECTRICAL & ELECTRONIC
COMPONENTS--1.1%

                    1,000  Aiwa Co., Ltd. ORD                         30,098

                   17,000  AMP, Inc.                                 646,000

                    3,400  Analog Devices, Inc.(1)                    83,938

                    1,200  Burr-Brown Corp.(1)                        30,788

                    1,700  Cree Research, Inc.(1)                     26,031

                      800  Eaton Corp.                                71,850

                    8,700  General Signal Corp.                      357,788

                      400  Intel Corp.                                28,563

                      126  Le Carbone-Lorraine ORD                    57,464

                    7,000  Minebea Company Ltd. ORD                   71,623

                      700  Philips Electronics N.V.                   66,588

                    1,900  REMEC, Inc.(1)                             27,253

                    1,600  Sanmina Corp.(1)                          124,600

                    1,100  Sony Corp. ORD                             92,670

                      600  Texas Instruments Inc.                     30,825

                    2,300  Uniphase Corp.(1)                         117,156

                      400  Vitesse Semiconductor Corp.(1)             10,238
                                                             ------------------

                                                                   1,873,473
                                                             ------------------

See Notes to Financial Statements


                                               www.americancentury.com       11


Conservative--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

ENERGY (PRODUCTION & MARKETING)--3.3%

                   17,800  Amoco Corp.                       $       744,263

                   10,600  Apache Corp.                              362,388

                    7,400  Atlantic Richfield Co.                    583,675

                   15,100  Burlington Resources Inc.                 636,088

                    6,100  Chevron Corp.                             487,238

                   10,200  Exxon Corp.                               719,100

                    8,600  Murphy Oil Corp.                          432,688

                   25,800  Seagull Energy Corp.(1)                   427,313

                    3,100  Sun Company, Inc.                         131,750

                    4,800  Texaco Inc.                               277,200

                    4,600  Ultramar Diamond Shamrock
                              Corp.                                  146,913

                   18,500  Unocal Corp.                              659,063

                    1,800  Williams Companies, Inc. (The)             58,388
                                                             ------------------

                                                                   5,666,067
                                                             ------------------

ENERGY (SERVICES)--0.4%

                      500  BJ Services Co.(1)                         16,344

                    1,100  Diamond Offshore Drilling, Inc.            52,594

                    2,300  Ensco International Inc.                   58,219

                    2,000  EVI, Inc.(1)                              101,125

                    1,100  Global Industries, Ltd.(1)                 23,409

                    2,500  Noble Drilling Corp.(1)                    73,750

                    1,200  Petroleum Geo-Services ASA ADR(1)          78,600

                    5,300  Tidewater Inc.                            201,400

                    1,300  Transocean Offshore                        64,106

                      900  Veritas DGC Inc.(1)                        46,631
                                                             ------------------

                                                                     716,178
                                                             ------------------

ENVIRONMENTAL SERVICES--0.6%

                   16,300  Browning-Ferris Industries, Inc.          579,669

                    1,800  Superior Services Inc.(1)                  54,900

                    3,222  USA Waste Services, Inc.(1)               152,038

                    6,600  Waste Management, Inc.                    214,500
                                                             ------------------

                                                                   1,001,107
                                                             ------------------

FINANCIAL SERVICES--2.6%

                    2,200  AMRESCO, INC.(1)                           74,250

                   10,900  Amvescap Plc ORD                          116,620

                    1,543  Associates First Capital Corp.            115,436

                   16,400  Banca Intesa S.p.A. ORD                   102,165

                    3,700  Bank of Ireland ORD                        69,511

                    1,100  Bear Stearns Companies Inc.                59,675

                   20,200  CIT Group Holdings, Inc. (The)
                              Cl A                                   636,300

                      600  Deutsche Bank AG ORD                       51,630

                    1,300  Dresdner Bank AG ORD                       73,048

                    3,700  Equitable Companies Inc.                  254,838

                    6,500  Fannie Mae                                389,188

                    7,900  Heller Financial, Inc.(1)                 220,213

                    6,194  ING Groep N.V. ORD                        425,166


Shares                                                               Value
-----------------------------------------------------------------------------

                    2,500  Investor's Group, Inc. ORD        $        91,159

                       97  Julius Baer Holding AG ORD                279,235

                    1,500  Lehman Brothers Holdings, Inc.            106,406

                    1,000  Merrill Lynch & Co., Inc.                  89,500

                    4,200  Morgan Stanley Dean Witter,
                              Discover & Co.                         327,863

                    4,450  Newcourt Credit Group Inc. ORD
                              (Acquired 9/25/97-2/6/98,
                              Cost $174,494)(2)                      218,489

                    2,412  Provident Financial plc ORD                37,833

                    1,050  Schroders plc ORD                          30,814

                    2,500  Sirrom Capital Corp.                       66,563

                    9,500  Skandia Forsakrings AB ORD                138,669

                    9,599  Travelers Group, Inc.                     585,539
                                                             ------------------

                                                                   4,560,110
                                                             ------------------

FOOD & BEVERAGE--2.3%

                    2,500  American Italian Pasta Co. Cl A(1)         89,688

                   37,671  Archer-Daniels-Midland Co.                711,040

                    1,900  Bestfoods                                 107,231

                    1,100  Coca-Cola Company (The)                    86,213

                    3,100  Coca-Cola Enterprises, Inc.               116,444

                      400  Dean Foods Co.                             19,700

                   10,300  Diageo plc ORD                            116,421

                      700  Groupe Danone ORD                         188,390

                    1,100  Hershey Foods Corp.                        76,175

                    4,700  Hormel Foods Corp.                        158,038

                   36,300  IBP, Inc.                                 703,313

                      400  Lancaster Colony Corp.                     16,150

                      800  Lance, Inc.                                16,825

                      106  Nestle S.A. ORD                           226,750

                    2,300  Northland Cranberries, Inc.                36,513

                    1,600  PepsiCo, Inc.                              65,300

                    2,300  Quaker Oats Co. (The)                     132,681

                      700  Raisio Group plc ORD                      130,953

                    3,200  Richfood Holdings, Inc.                    78,200

                    3,000  Smithfield Foods, Inc.(1)                  81,094

                      600  Suiza Foods Corp.(1)                       35,063

                   20,100  Tyson Foods, Inc. Cl A                    424,613

                   15,600  Universal Foods Corp.                     371,475
                                                             ------------------

                                                                   3,988,270
                                                             ------------------

FURNITURE & FURNISHINGS--0.1%

                      600  CompX International Inc.(1)                13,950

                    1,300  Ethan Allen Interiors Inc.                 65,406

                    2,400  Furniture Brands International,
                              Inc.(1)                                 70,800

                      700  O'Sullivan Industries Holdings,
                              Inc.(1)                                 10,500
                                                             ------------------

                                                                     160,656
                                                             ------------------

See Notes to Financial Statements


12      1-800-345-2021


Conservative--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

HEALTHCARE--0.1%

                      500  Cardinal Health, Inc.             $        44,563

                      600  Concentra Managed Care, Inc.(1)            14,063

                      800  Hooper Holmes, Inc.                        18,600

                    1,000  Province Healthcare Co.(1)                 25,656

                      500  Tenet Healthcare Corp.(1)                  17,500

                    2,100  Wellpoint Health Networks Inc.(1)         136,500
                                                             ------------------

                                                                     256,882
                                                             ------------------

INDUSTRIAL EQUIPMENT &
MACHINERY--0.7%

                    8,000  Caterpillar Inc.                          439,500

                    8,900  Ingersoll-Rand Co.                        401,056

                    2,100  Johnstown America Industries,
                              Inc.(1)                                 38,063

                      350  Mannesmann AG ORD                         342,157
                                                             ------------------

                                                                   1,220,776
                                                             ------------------

INSURANCE--2.6%

                    5,600  Aetna Inc.                                437,850

                      408  Allianz AG ORD                            128,892

                    6,300  Allstate Corp.                            592,988

                      800  American International Group, Inc.         99,050

                    1,533  ASR Verzekeringsgroep N.V. ORD            133,725

                    2,362  Axa-UAP ORD                               268,714

                    7,300  Chubb Corp. (The)                         580,806

                      900  CMAC Investment Corp.                      54,450

                    3,800  CNA Financial Corp.(1)                    574,750

                    2,500  Conseco Inc.                              116,563

                    2,500  Gallagher (Arthur J.) & Co.               107,813

                      300  General Re Corp.                           65,963

                    1,100  LandAmerica Financial Group, Inc.          52,525

                    3,000  Lincoln National Corp.                    269,625

                    2,700  Orion Capital Corp.                       152,044

                   13,300  SAFECO Corp.                              620,944

                    3,400  Sampo Insurance Company Ltd.
                              ORD                                    157,918

                    5,900  Storebrand ASA ORD(1)                      54,724

                      800  Unitrin, Inc.                              55,750
                                                             ------------------

                                                                   4,525,094
                                                             ------------------

LEISURE--0.5%

                      625  Accor SA ORD                              171,337

                      400  Anchor Gaming(1)                           36,263

                      500  Disney (Walt) Co.                          56,563

                    4,200  Eastman Kodak Co.                         299,775

                    5,400  Polaroid Corp.                            219,038

                   12,514  Thomson Travel Group plc ORD(1)            36,664
                                                             ------------------

                                                                     819,640
                                                             ------------------


Shares                                                               Value
-----------------------------------------------------------------------------

MACHINERY & EQUIPMENT--0.1%

                    2,100  Deere & Co.                        $      108,938

                    1,000  National-Oilwell, Inc.(1)                  34,938

                    2,600  Pinnacle Systems, Inc.(1)                  87,425

                      400  Sundstrand Corp.                           24,800
                                                             ------------------

                                                                     256,101
                                                             ------------------

MEDICAL EQUIPMENT & SUPPLIES--0.4%

                    1,100  Advanced Technology
                              Laboratories, Inc.(1)                   49,809

                      800  AmeriSource Health Corp.(1)                43,500

                    1,900  CONMED Corp.(1)                            40,434

                    1,100  Cyberonics, Inc.(1)                        12,513

                      800  CyberOptics Corp.(1)                       13,625

                    1,100  Datascope Corp.(1)                         30,697

                    1,000  Guidant Corp.                              64,438

                    3,000  Hillenbrand Industries, Inc.              185,250

                    2,800  STERIS Corp.(1)                           174,825

                      400  Teleflex Inc.                              16,175
                                                             ------------------

                                                                     631,266
                                                             ------------------

METALS & MINING--0.5%

                    3,900  Aluminum Co. of America                   270,563

                    8,400  Arch Coal Inc.                            203,175

                    7,500  Reynolds Metals Co.                       435,000
                                                             ------------------

                                                                     908,738
                                                             ------------------

OFFICE EQUIPMENT & SUPPLIES--0.3%

                    2,200  Kronos Inc.(1)                             78,375

                    3,500  Xerox Corp.                               359,625
                                                             ------------------

                                                                     438,000
                                                             ------------------

PAPER & FOREST PRODUCTS--0.3%

                    1,600  Bowater Inc.                               81,000

                    1,000  Consolidated Papers, Inc.                  28,938

                    3,000  Rayonier, Inc.                            140,813

                   12,300  Westvaco Corp.                            350,550
                                                             ------------------

                                                                     601,301
                                                             ------------------

PERSONAL SERVICES--0.1%

                    2,000  Block (H & R), Inc.                        88,000
                                                             ------------------

PHARMACEUTICALS--2.1%

                    1,100  Barr Laboratories, Inc.(1)                 44,894

                    2,000  Bergen Brunswig Corp. Cl A                 83,000

                    5,100  Bristol-Myers Squibb Co.                  548,250

                    1,200  Dura Pharmaceuticals, Inc.(1)              31,388

                    1,300  Elan Corp., plc ADR(1)                     79,544

                    3,600  Forest Laboratories, Inc.(1)              118,800

                      800  Herbalife International, Inc.              20,350

                    1,900  Johnson & Johnson                         131,219

                      900  Lilly (Eli) & Co.                          55,294

See Notes to Financial Statements


                                               www.americancentury.com       13


Conservative--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

                   23,300  Mallinckrodt Inc.                  $      717,931

                      500  McKesson Corp.                             39,063

                    3,600  Merck & Co., Inc.                         421,425

                    2,200  Nature's Sunshine Products, Inc.           50,669

                       63  Novartis AG ORD                           106,522

                    1,534  Novo Nordisk A/S Cl B ORD                 241,383

                    2,800  Pfizer, Inc.                              293,475

                    1,200  Pharmacia & Upjohn Inc.                    53,025

                    3,700  Roberts Pharmaceutical Corp.(1)            61,050

                    1,400  Schein Pharmaceutical, Inc.(1)             36,925

                    3,700  Schering-Plough Corp.                     309,644

                    2,000  Takeda Chemical Inds. ORD                  51,555

                      400  Twinlab Corp.(1)                           14,725

                       11  UCB SA ORD                                 52,281

                    1,600  Zeneca Group plc ORD                       65,001
                                                             ------------------

                                                                   3,627,413
                                                             ------------------

PRINTING & PUBLISHING--0.4%

                    4,500  Banta Corp.                               142,453

                    7,900  Deluxe Corp.                              265,144

                    1,200  Media Arts Group, Inc.(1)                  23,175

                    4,600  Mondadori (Arnoldo) Editore SpA
                              ORD                                     56,214

                    4,900  VNU Tijdschriftengroep
                              Nederland ORD                          168,050
                                                             ------------------

                                                                     655,036
                                                             ------------------

RAILROAD--0.4%

                      800  Canadian National Railway
                              Company ORD                             47,355

                   13,200  CSX Corp.                                 628,650
                                                             ------------------

                                                                     676,005
                                                             ------------------

RESTAURANTS--0.2%

                    1,000  Buffets, Inc.(1)                           16,313

                    2,100  Cheesecake Factory Inc.(1)                 42,394

                    4,490  CKE Restaurants, Inc.                     142,558

                    3,000  Compass Group PLC ORD                      62,187

                    8,000  TelePizza, S.A. ORD(1)                     80,438
                                                             ------------------

                                                                     343,890
                                                             ------------------

RETAIL (APPAREL)--0.3%

                    1,100  DM Management Co.(1)                       33,688

                    1,000  Hennes & Mauritz AB Cl B ORD               56,092

                    4,100  Liz Claiborne, Inc.                       207,819

                      400  Payless ShoeSource, Inc.(1)                28,025

                    2,900  Stage Stores, Inc.(1)                     135,213
                                                             ------------------

                                                                     460,837
                                                             ------------------

RETAIL (FOOD & DRUG)--0.6%

                    2,300  CVS Corp.                                 161,431

                    8,400  Giant Food Inc. Cl A                      361,200

                    4,404  Koninklijke Ahold NV ORD                  139,000


Shares                                                               Value
-----------------------------------------------------------------------------

                   10,388  La Rinascente SpA ORD             $        55,502

                    3,700  Safeway Inc.(1)                           134,819

                    8,900  Somerfield plc ORD                         57,598

                    3,800  Universal Corp.                           142,738
                                                             ------------------

                                                                   1,052,288
                                                             ------------------

RETAIL (GENERAL MERCHANDISE)--1.0%

                   16,400  Dillard's Inc. Cl A                       689,825

                    1,700  Douglas Holding AG ORD                     92,381

                      800  Family Dollar Stores, Inc.                 13,250

                      900  Fossil, Inc.(1)                            17,353

                    3,250  Fred's, Inc.                               76,375

                    1,000  Ito-Yokado Co., Ltd. ORD                   49,683

                      600  Meyer (Fred), Inc.(1)                      25,800

                    2,700  Penney (J.C.) Company, Inc.               193,894

                      200  Pinault-Printemps-Redoute SA
                              ORD                                    164,551

                    6,100  Wal-Mart Stores, Inc.                     336,644
                                                             ------------------

                                                                   1,659,756
                                                             ------------------

RETAIL (SPECIALTY)--0.4%

                      500  Action Performance Cos. Inc.               13,906

                    4,750  Corporate Express, Inc.(1)                 55,070

                      900  CSK Auto Corp.(1)                          24,188

                    7,700  Food Lion, Inc. Cl A                       74,353

                    2,100  Home Depot, Inc.                          164,981

                    1,500  Tandy Corp.                                66,375

                    7,700  Toys 'R' Us, Inc.(1)                      204,050

                    1,100  Wilmar Industries, Inc.(1)                 26,538
                                                             ------------------

                                                                     629,461
                                                             ------------------

RUBBER & PLASTICS(3)

                      600  Illinois Tool Works Inc.                   39,600
                                                             ------------------

STEEL--0.1%

                    4,000  Bethlehem Steel Corporation(1)             49,000

                      700  Carpenter Technology Corp.                 37,100
                                                             ------------------

                                                                      86,100
                                                             ------------------

TEXTILES & APPAREL--0.1%

                    2,600  Dexter Corp. (The)                        107,250
                                                             ------------------

TOBACCO--0.1%

                    1,300  Philip Morris Companies Inc.               48,588

                    5,500  UST Inc.                                  146,438
                                                             ------------------

                                                                     195,026
                                                             ------------------

TRANSPORTATION--0.1%

                    1,600  AirNet Systems Inc.(1)                     37,600

                    3,900  Allied Holdings, Inc.(1)                   70,200

                    2,700  XTRA Corp.                                141,750
                                                             ------------------

                                                                     249,550
                                                             ------------------

See Notes to Financial Statements


14      1-800-345-2021


Conservative--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares/Principal Amount                                              Value
-----------------------------------------------------------------------------

UTILITIES--2.0%

                   10,600  AGL Resources Inc.                $       212,000

                   21,100  Ameren Corporation                        825,538

                    1,100  Energy East Corp.                          44,688

                    4,300  Enova Corp.                               109,919

                   12,100  Entergy Corp.                             318,381

                   10,600  Florida Progress Corp.                    437,250

                    4,800  FPL Group, Inc.                           294,900

                    4,800  Kansas City Power & Light Co.             138,000

                    3,800  Minnesota Power & Light Co.               149,863

                   11,300  PacifiCorp                                260,606

                   11,200  Texas Utilities Co.                       442,400

                    2,500  VEBA AG ORD                               164,146

                      500  Vivendi ORD                               100,401
                                                             ------------------

                                                                   3,498,092
                                                             ------------------

TOTAL COMMON STOCKS--40.1%                                        69,757,883
                                                             ------------------
   (Cost $60,163,441)

PREFERRED STOCKS

CHEMICALS & RESINS(3)

                      800  Henkel KGaA ORD                            71,709
                                                             ------------------

COMPUTER SOFTWARE & SERVICES--0.1%

                      300  SAP AG ORD                                166,387
                                                             ------------------

TOTAL PREFERRED STOCKS--0.1%                                         238,096
                                                             ------------------
   (Cost $170,466)

U.S. TREASURY SECURITIES

               $3,400,000  U.S. Treasury Notes, 7.75%,
                              11/30/99                             3,506,046

                5,800,000  U.S. Treasury Notes, 6.625%,
                              7/31/01                              5,974,817

                1,600,000  U.S. Treasury Notes, 5.75%,
                              8/15/03                              1,612,704

                4,000,000  U.S. Treasury Notes, 6.625%,
                              5/15/07                              4,265,200

                1,050,000  U.S. Treasury Bonds, 8.75%,
                              5/15/17                              1,391,597

                3,500,000  U.S. Treasury Bonds, 6.125%,
                              11/15/27                             3,659,565
                                                             ------------------

TOTAL U.S. TREASURY SECURITIES--11.7%                             20,409,929
                                                             ------------------
   (Cost $20,179,480)


Principal Amount                                                     Value
-----------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES

               $1,350,000  FHLMC, 7.93%, 1/20/05               $   1,505,588

                  500,000  FHLMC, 7.09%, 11/24/06                    503,205

                  500,000  FNMA, 5.25%, 1/15/03                      490,140

                  500,000  FNMA, 6.45%, 6/10/03                      497,665

                1,500,000  FNMA, 7.69%, 9/13/06                    1,578,885

                  550,000  FNMA MTN, 7.00%, 2/20/07                  566,363

                  700,000  FNMA MTN, 7.49%, 5/22/07                  718,872
                                                             ------------------

TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--3.4%                                            5,860,718
                                                             ------------------
   (Cost $5,682,864)

SOVEREIGN GOVERNMENTS & AGENCIES

ESP            45,000,000  Bonos Y Oblig Del Estado,
                               10.50%, 10/30/03                      376,998

DEM             2,650,000  Deutschland Republic,
                               6.00%, 9/15/03                      1,584,952

FRF             8,500,000  France O.A.T., 6.75%,
                               10/25/03                            1,566,096

CAD               500,000  Government of Canada,
                               6.50%, 6/1/04                         364,807

NLG               200,000  Government of Netherlands,
                               8.25%, 2/15/02                        112,183

JPY           210,000,000  Japan Global, 4.10%,
                               12/22/03                            1,762,802

BEF             4,000,000  Kingdom of Belgium, 9.00%,
                               6/27/01                               122,822

DKK             1,000,000  Kingdom of Denmark, 8.00%,
                               5/15/03                               167,723

SEK             1,000,000  Kingdom of Sweden,
                               13.00%, 6/15/01                       157,060

AUD               300,000  Queensland Treasury Corp.,
                               8.00%, 8/14/01                        203,717

ITL           800,000,000  Republic of Italy, 6.75%,
                               2/1/07                                507,551

GBP               800,000  United Kingdom Treasury,
                               8.00%, 6/10/03                      1,420,422
                                                             ------------------

TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES--4.8%                                                   8,347,133
                                                             ------------------
   (Cost $8,212,353)

See Notes to Financial Statements


                                               www.americancentury.com       15


Conservative--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Principal Amount                                                     Value
-----------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES(4)

               $  575,605  FHLMC Gold Pool #E68523,
                              6.50%, 10/7/03                 $       580,382

                   43,681  FNMA Pool #343829, 6.50%,
                              4/1/11                                  44,007

                  781,199  FNMA Pool #341477, 6.50%,
                              5/1/11                                 787,034

                  240,558  FNMA Pool  #346400, 6.50%,
                              5/1/11                                 242,355

                  504,860  FNMA Pool  #346779, 6.50%,
                              5/1/11                                 508,631

                  212,187  FNMA Pool #369034, 6.50%,
                              2/1/12                                 213,644

                  476,505  FNMA Pool #377181, 6.50%,
                              4/1/12                                 479,778

                  847,762  FNMA Pool #378039, 6.50%,
                              5/1/12                                 853,586

                   88,266  FNMA Pool #250576, 7.00%,
                              6/1/26                                  89,668

                  841,430  FNMA Pool #373510, 7.50%,
                              3/1/27                                 865,899

                  361,328  GNMA Pool #351417, 7.00%,
                              1/15/24                                368,153

                  168,701  GNMA Pool #361446, 8.00%,
                              7/15/24                                175,681

                  234,191  GNMA Pool #377238, 8.50%,
                              7/20/24                                246,004

                  228,199  GNMA Pool #355903, 8.00%,
                              9/15/24                                237,642

                  883,337  GNMA Pool #404303, 8.25%,
                              10/15/24                               927,548

                  197,585  GNMA Pool #392995, 8.75%,
                              3/15/25                                212,825

                  175,280  GNMA Pool #372335, 7.50%,
                              4/15/25                                180,884

                  225,242  GNMA Pool #001991, 9.00%,
                              4/20/25                                239,383

                  653,013  GNMA Pool #009297, 8.25%,
                              7/20/25                                679,996

                  308,671  GNMA Pool #002273, 9.00%,
                              8/20/26                                327,488

                  448,410  GNMA Pool #412177, 7.00%,
                              9/15/25                                456,315

                  479,976  GNMA Pool #416856, 7.50%,
                              10/15/25                               495,374

                  266,554  GNMA Pool #425081, 7.50%,
                              2/15/26                                275,075

                  262,406  GNMA Pool #422006, 7.50%,
                              5/15/26                                270,795

                  377,965  GNMA Pool #417068, 8.00%,
                              5/15/26                                393,454

                  248,515  GNMA Pool #402680, 8.00%,
                              5/15/26                                258,699


Principal Amount                                                     Value
-----------------------------------------------------------------------------

               $   81,780  GNMA Pool #402682, 7.50%,
                              6/15/26                        $        84,394

                1,250,886  GNMA Pool #431942, 8.25%,
                              7/15/26                              1,314,193

                  942,275  GNMA Pool #456569, 7.50%,
                              11/15/27                               972,192

                1,373,913  GNMA Pool #457351, 7.00%,
                              12/15/27                             1,397,420

                3,531,832  GNMA Pool #466804, 6.50%,
                              4/15/28                              3,519,542
                                                             ------------------

TOTAL MORTGAGE-BACKED
SECURITIES--10.2%                                                 17,698,041
                                                             ------------------
   (Cost $17,464,167)

ASSET-BACKED SECURITIES(4)

                  600,000  AMRESCO, INC., Series 1998-2,
                              Class A4 SEQ, 6.45%,
                              4/25/27                                600,000

                  600,000  California Infrastructure SCE-1,
                              Series 1997-1, Class A6, 6.38%,
                              4/27/05                                613,911

                  188,054  Capital Equipment Receivables
                              Trust, Series 1997-1, Class A1,
                              5.79%, 12/15/98                        188,298

                1,700,000  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ, 6.28%,
                              6/18/07                              1,710,891

                  600,000  Money Store (The) Home Equity
                              Trust,  Series 1995
                              C, Class A9 SEQ,
                              6.375%, 12/12/00                       602,877

                  500,000  Money Store (The) Home Equity
                              Trust,  Series 1997
                              C, Class AF6 SEQ,
                              6.67%, 3/1/03                          505,718

                  992,688  Morgan Stanley Capital I,
                              Series 1998 WF1, Class
                              A1 SEQ, 6.25%, 7/15/07               1,000,664

                  994,734  Mortgage Capital Funding, Inc.,
                              Series 1998 MC1, Class A1
                              SEQ, 6.42%, 6/18/07                  1,008,784

                  441,899  Textron Financial Corp.
                              Receivables Trust, Series
                              1997 A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $441,313)(2)                      442,410

                  600,000  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1997 C, Class A7, 6.85%,
                              1/15/29                                609,885
                                                             ------------------

TOTAL ASSET-BACKED SECURITIES--4.2%                                7,283,438
                                                             ------------------
   (Cost $7,230,940)

See Notes to Financial Statements


16      1-800-345-2021


Conservative--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)


Principal Amount                                                     Value
-----------------------------------------------------------------------------
CORPORATE BONDS

AEROSPACE & DEFENSE--0.6%

               $  200,000  Lockheed Martin Corp., 6.85%,
                              5/15/01                        $       204,254

                  800,000  Lockheed Martin Corp., 7.25%,
                              5/15/06                                849,480
                                                             ------------------

                                                                   1,053,734
                                                             ------------------

BANKING--1.6%

                  550,000  Citicorp, 7.125%, 5/15/06                 578,006

                  500,000  First Bank System Inc., 7.625%,
                              5/1/05                                 536,905

                1,000,000  HSBC America Capital, 8.38%,
                              5/15/27                              1,066,170

                  600,000  NationsBank Corporation, 6.60%,
                              5/15/10                                610,890
                                                             ------------------

                                                                   2,791,971
                                                             ------------------

COMMUNICATIONS SERVICES--1.3%

                1,500,000  Cable & Wireless Communications,
                              6.625%, 3/6/05                       1,522,185

                  600,000  WorldCom, Inc., 7.55%, 4/1/04             634,536
                                                             ------------------

                                                                   2,156,721
                                                             ------------------

ENERGY (PRODUCTION & MARKETING)--0.7%

                  600,000  Enron Corp., 6.625%, 11/15/05             608,226

                  500,000  Enron Corp., 6.75%, 7/1/05                512,365
                                                             ------------------

                                                                   1,120,591
                                                             ------------------

ENERGY (SERVICES)--0.2%

                  350,000  Petro Geo-Services ASA, 7.125%,
                              3/30/28                                356,283
                                                             ------------------

FINANCIAL SERVICES--2.9%

                  600,000  Advanta Corp., MTN, Series B,
                              7.00%, 5/1/01                          555,834

                  600,000  Comdisco Inc., 7.75%, 9/1/99              611,676

                  200,000  Ford Motor Credit Co., 6.125%,
                              1/9/06                                 198,132

                  600,000  Ford Motor Credit Co., 6.25%,
                              11/8/00                                603,576

                  400,000  Ford Motor Credit Co., 6.55%,
                              9/10/02                                407,376

                  500,000  Japanese Financial Corp. for
                              Municipal Enterprises, 7.375%,
                              4/27/05                                540,090

                  800,000  Lehman Brothers Holdings Inc.,
                              MTN, Series 1998 E, 6.00%,
                              2/26/01                                797,920

                  500,000  Merrill Lynch & Co. Inc., 8.00%,
                              2/1/02                                 531,360

                1,000,000  Wharf International Finance Ltd.,
                              7.625%, 3/13/07                        845,050
                                                             ------------------

                                                                   5,091,014
                                                             ------------------


Principal Amount                                                     Value
-----------------------------------------------------------------------------

LEISURE--0.2%

               $  300,000  Time Warner Inc., 6.85%,
                              1/15/26                        $       311,712
                                                             ------------------

METALS & MINING--0.4%

                  100,000  Alcan Aluminium Ltd., 5.875%,
                              4/1/00                                 100,017

                  500,000  Barrick Gold Corp., 7.50%,
                              5/1/07                                 533,375
                                                             ------------------

                                                                     633,392
                                                             ------------------

OFFICE EQUIPMENT & SUPPLIES--0.3%

                  550,000  Xerox Capital Trust, 8.00%,
                              2/1/27 (Acquired 7/17/97,
                              Cost $572,132)(2)                      593,797
                                                             ------------------

PRINTING & PUBLISHING--0.5%

                  500,000  News America Holdings Inc.,
                              9.125%, 10/15/99                       522,080

                  300,000  News America Inc., 6.625%,
                              1/9/08 (Acquired 2/12/98,
                              Cost $298,725)(2)                      299,445
                                                             ------------------

                                                                     821,525
                                                             ------------------

RAILROAD--0.1%

                  200,000  Norfolk Southern Corp., 7.90%,
                              5/15/97                                231,618
                                                             ------------------

RETAIL (GENERAL MERCHANDISE)--0.5%

                  800,000  Sears Roebuck Acceptance Corp.,
                              6.00%, 3/20/03                         794,992

                  100,000  Sears, Roebuck and Co., 6.00%,
                              5/1/00                                  99,975
                                                             ------------------

                                                                     894,967
                                                             ------------------

TOBACCO--0.3%

                  250,000  Philip Morris Companies Inc.,
                              6.80%, 12/1/03                         255,148

                  280,000  Philip Morris Companies Inc.,
                              7.75%, 5/1/99                          284,183
                                                             ------------------

                                                                     539,331
                                                             ------------------

UTILITIES--0.5%

                  300,000  CalEnergy Co. Inc., 7.63%,
                              10/15/07                               302,949

                  300,000  Citizens Utilities Co., 7.60%,
                              6/1/06                                 327,345

                  250,000  Virginia Electric & Power, 8.00%,
                              3/1/04                                 273,070
                                                             ------------------

                                                                     903,364
                                                             ------------------

TOTAL CORPORATE BONDS--10.1%                                      17,500,020
                                                             ------------------
   (Cost $17,302,238)

See Notes to Financial Statements


                                               www.americancentury.com       17


Conservative--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Principal Amount                                                     Value
-----------------------------------------------------------------------------
COMMERCIAL PAPER(5)

BANKING--3.2%

               $1,035,000  Falcon Asset Securities Corp.,
                              5.51%, 6/22/98 (Acquired
                              4/21/98, Cost $1,025,178)(2)    $    1,031,288

                2,230,000  Falcon Asset Securities Corp.,
                              5.55%, 6/11/98 (Acquired
                              5/21/98, Cost $2,222,780)(2)         2,225,660

                  600,000  Falcon Asset Securities Corp.,
                              5.65%, 6/1/98 (Acquired
                              5/28/98, Cost $599,623)(2)             599,729

                1,030,000  Rabobank Nederland NV, 5.51%,
                              6/2/98                               1,029,381

                  750,000  Societe Generale, 5.52%,
                              6/25/98                                746,975
                                                             ------------------

                                                                   5,633,033
                                                             ------------------

ENERGY (PRODUCTION &
MARKETING)--1.0%

                1,634,000  Statoil-Den Norske Stats, 5.53%,
                              6/1/98                               1,633,263
                                                             ------------------

FINANCIAL SERVICES--4.4%

                  700,000  Ford Motor Credit Co., 5.52%,
                              7/10/98                                695,614

                3,000,000  General Electric Capital Corp.,
                              5.37%, 6/5/98                        2,996,850

                3,000,000  General Motors Acceptance Corp.,
                              5.44%, 6/8/98                        2,995,506

                1,000,000  Mitsubishi International Corp.,
                              5.55%, 8/4/98                          990,023
                                                             ------------------

                                                                   7,677,993
                                                             ------------------

INSURANCE--0.9%

                1,500,000  SAFECO Credit Company, 5.55%,
                              6/23/98                              1,494,398
                                                             ------------------

RETAIL (FOOD & DRUG)--1.1%

                2,000,000  Southland Corporation, 5.42%,
                              8/18/98                              1,975,918
                                                             ------------------

TOTAL COMMERCIAL PAPER--10.6%                                     18,414,605
                                                             ------------------
   (Cost $18,421,727)


Principal Amount                                                     Value
-----------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT

               $2,000,000  Chase Manhattan Bank USA
                              North America, 5.56%, 7/7/98    $    2,000,084

                3,000,000  National Westminster Bank PLC,
                              5.65%, 3/3/99                        3,000,000
                                                             ------------------

TOTAL CERTIFICATES OF DEPOSIT--2.9%                                5,000,084
                                                             ------------------
   (Cost $4,998,562)

TEMPORARY CASH INVESTMENTS--1.9%

       Repurchase Agreement, B.A. Security
              Services, Inc., (U.S. Treasury obligations),
              in a joint trading account at 5.51%, dated
              5/29/98, due 6/1/98 (Delivery value
              $3,301,515)                                          3,300,000
                                                             ------------------
   (Cost $3,300,000)

TOTAL INVESTMENT SECURITIES--100.0%                             $173,809,947
                                                             ==================
   (Cost $163,126,238)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

        Contracts          Settlement                         Unrealized
         to Sell              Date             Value             Gain
-----------------------------------------------------------------------------

       548,531  DEM         6/29/98           $307,785        $  2,470

     2,070,545  FRF         6/29/98            346,441           3,154

       198,834  GBP         6/29/98            324,114             568

    32,126,000  JPY         6/29/98            232,210           1,861

       306,443  NLG         6/29/98            152,559           1,225

       151,798  SEK         6/29/98            102,635             875
                                          ------------------------------------

                                             $1,465,744        $10,153
                                          ====================================
(Value on Settlement Date $1,475,897)

Forward foreign currency exchange contracts are used by the portfolio management team in an effort to protect foreign investments against declines in foreign currencies. This is also known as hedging. The contracts are called "forward" because they allow your fund to exchange a foreign currency for U.S. dollars at a date in the future--and at a price (known as the exchange rate) agreed upon when the contract is initially entered into.

See Notes to Financial Statements


18      1-800-345-2021


Conservative--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

AUD = Australian Dollar

BEF = Belgian Franc

CAD = Canadian Dollar

DEM = German Mark

DKK = Danish Krone

ESP = Spanish Peseta

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FRF = French Franc

GBP = British Pound

GNMA = Government National Mortgage Association

ITL = Italian Lira

JPY = Japanese Yen

MTN = Medium Term Note

NLG = Netherlands Guilder

ORD = Foreign Ordinary Share

SEK = Swedish Krona

(1)  Non-income producing.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 1998, was $5,487,164, which represented 3.1% of net assets.

(3) Industry is less than 0.05% of total investment securities.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) The rates for commercial paper are the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the share amount (stocks) or principal amount (bonds) of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                               www.americancentury.com       19

Strategic Moderate--Performance
-----------------------------------------------------------------------------
TOTAL RETURNS AS OF MAY 31, 1998

                      INVESTOR CLASS (INCEPTION 2/15/96)                    ADVISOR CLASS (INCEPTION 10/2/96)

             STRATEGIC                 LEHMAN       THREE-MONTH     STRATEGIC                 LEHMAN      THREE-MONTH
             ALLOCATION:   S&P 500    AGGREGATE        U.S.         ALLOCATION:    S&P 500   AGGREGATE       U.S.
              MODERATE               BOND INDEX    TREASURY BILL     MODERATE               BOND INDEX    TREASURY BILL
-----------------------------------------------------------------------------------------------------------------------
6 MONTHS(1)... 10.71%      15.03%       4.09%         2.55%          10.62%        15.03%      4.09%        2.55%

1 YEAR ....... 20.24%      30.68%      10.91%         5.16%          19.79%        30.68%     10.91%        5.16%
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS

LIFE OF FUND.. 14.98%      27.71%      7.79%(2)       5.15%(2)       16.50%        33.51%      9.54%        5.16%

(1) Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

See pages 66-68 for more information about share classes, returns, and the comparative indices.

[line chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 2/29/96

                                  Value on May 31, 1998
              Strategic:                          Lehman           3-Month
               Moderate          S&P 500         Aggregate          T-Bill

2/29/96         $10,000          $10,000          $10,000          $10,000
3/31/96         $10,081          $10,133          $9,930           $10,041
4/30/96         $10,314          $10,269          $9,875           $10,082
5/31/96         $10,394          $10,504          $9,855           $10,125
6/30/96         $10,411          $10,586          $9,987           $10,167
7/31/96         $10,085          $10,102          $10,014          $10,211
8/30/96         $10,309          $10,292          $9,997           $10,254
9/30/96         $10,650          $10,911          $10,172          $10,297
10/31/96        $10,773          $11,197          $10,397          $10,339
11/30/96        $11,080          $12,018          $10,575          $10,382
12/31/96        $11,019          $11,822          $10,477          $10,425
1/31/97         $11,204          $12,544          $10,509          $10,469
2/28/97         $11,122          $12,619          $10,535          $10,513
3/31/97         $10,825          $12,141          $10,418          $10,558
4/30/97         $10,990          $12,847          $10,574          $10,603
5/31/97         $11,530          $13,600          $10,674          $10,648
6/30/97         $11,851          $14,258          $10,801          $10,691
7/31/97         $12,414          $15,367          $11,092          $10,736
8/31/97         $12,143          $14,484          $10,998          $10,783
9/30/97         $12,711          $15,319          $11,160          $10,827
10/31/97        $12,396          $14,791          $11,322          $10,871
11/30/97        $12,522          $15,450          $11,374          $10,919
12/31/97        $12,699          $15,757          $11,488          $10,966
1/31/98         $12,742          $15,917          $11,636          $11,012
2/28/98         $13,353          $17,038          $11,627          $11,058
3/31/98         $13,819          $17,951          $11,667          $11,105
4/30/98         $13,929          $18,115          $11,728          $11,150
5/31/98         $13,863          $17,773          $11,839          $11,197

The charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and Three-Month Treasury Bill indices are provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Strategic Moderate's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MAY 31)

                     Strategic:                     Lehman         3-Month
                      Moderate        S&P 500      Aggregate        T-Bill
2/29/96-5/31/96         3.94%          5.04%         -1.45%         1.25%
5/31/96-5/31/97        10.92%         29.48%          8.32%         5.17%
5/31/97-5/31/98        20.24%         30.68%         10.91%         5.16%

* From 2/29/96 (the date nearest the fund's inception for which index data are available).


20      1-800-345-2021


Strategic Moderate--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the American Century Strategic Asset Allocation funds management team.

HOW DID THE STRATEGIC MODERATE FUND PERFORM?

     For the six months ended May 31, 1998, the fund's Investor Class shares posted a total return of 10.71%, compared with the 8.54% return of its benchmark. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT IS THE FUND'S BENCHMARK?

     It's a combination of 10 different market indices--four U.S. stock indices, two foreign stock indices, two U.S. bond indices, one foreign bond index, and one money market index. These indices represent the various asset classes in which the fund invests and are weighted to match the fund's neutral asset mix.

     Strategic Moderate beat its benchmark during the period, mainly because of the significant outperformance of its foreign stock holdings.

WHY DID YOUR FOREIGN STOCKS DO SO WELL?

     Asia was the main difference. We virtually eliminated Asian stocks from our foreign stock portfolio, and we are almost double our neutral weighting in Europe (see the chart on page 22). In contrast, Asia is more than a third of the foreign stock portion of the benchmark.

     Asian stock market performance was a disaster, while European equity returns were among the best in the world, with many countries returning better than 30% during the six-month period. Even though foreign stocks are just 15% of the portfolio, our shift into Europe added substantially to returns.

DID YOU MAKE ANY CHANGES TO THE ASSET MIX OVER THE PAST SIX MONTHS?

     We kept the portfolio pretty close to its neutral mix of 60% stocks, 30% bonds, 10% cash. But stocks outperformed bonds and cash during the period, so we did some minor rebalancing. We sold some stocks in April and shifted the proceeds into bonds and money market securities to maintain neutral weightings.

     Instead of making significant changes to the asset mix, we concentrated on making adjustments within each asset class to try to enhance performance. Our shift into European stocks is one example of this approach.

THE FUND'S BIGGEST HOLDING IS U.S. STOCKS. WHAT ADJUSTMENTS DID YOU MAKE TO THIS PORTION OF THE PORTFOLIO?

     We began moving away from smaller, value-oriented stocks toward an emphasis on large-company growth stocks. This was a difficult decision, because there are a lot of very attractive values among the stocks of small- and mid-sized companies. However, when corporate earnings start to weaken--as they have recently--investors tend to gravitate toward large-company stocks with relatively consistent growth and earnings.

     We also looked for companies that rely on domestic consumer demand. A good example is Home Depot, which is a chain of retail stores that sells building


[right margin]

"STRATEGIC MODERATE BEAT ITS BENCHMARK DURING THE PERIOD, MAINLY BECAUSE OF THE SIGNIFICANT OUTPERFORMANCE OF ITS FOREIGN STOCK HOLDINGS."

[pie chart]

ASSET ALLOCATION  (AS OF MAY 31, 1998)
PERCENT OF FUND INVESTMENTS
  U.S. Stocks                42%
  Foreign Stocks             15%
  Money Market Securities    14%
  Foreign Bonds               7%
  U.S. Bonds                 22%

See page 67 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on page 68.


                                               www.americancentury.com       21


Strategic Moderate--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

materials and home improvement products. Home Depot's customers are in the U.S., where economic conditions are favorable and consumer demand is healthy. As a result, the drop-off in demand from Asia hasn't negatively affected the company's sales.

     If anything, Asia has had a positive effect on Home Depot's business--some of the products the company sells are produced in Asia, so its stores are getting these products at cheaper prices. It's not surprising that Home Depot's stock returned more than 40% during the six-month period.

WHAT ABOUT THE FUND'S U.S. BOND HOLDINGS?

     We cut back our Treasury holdings quite a bit as their yields hit all-time lows. In their place, we added some callable government agency securities. Callable securities tend to offer higher yields because they can be redeemed--or called--by the issuer before the maturity date.

     Calling a bond is kind of like refinancing a home mortgage--when interest rates fall significantly, homeowners can often reduce their interest payments by taking out a new mortgage and paying off the old one. Bond issuers do the same thing with callable bonds when rates decline. But interest rates were fairly stable during the past six months, so there wasn't any incentive for issuers to call these bonds. As a result, the fund got some extra yield with very little risk of a call.

     We also bought more asset-backed securities, including bonds backed by commercial mortgages and home-equity loans. These bonds added greater diversification to the fund's fixed-income holdings. We purchased them when they were more attractively priced than most corporate bonds, and they have since performed better than corporates.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR THE FUND'S ASSET ALLOCATION STRUCTURE?

     We intend to position the portfolio more defensively in the coming months. With U.S. stock market indices at or near all-time highs and U.S. bond yields close to record lows, we think it makes sense to be a little cautious.

     For the Strategic Moderate fund, this means cutting back on U.S. stocks and shifting into U.S. bonds and cash. Domestically, we believe that bonds have better return potential than stocks for the second half of 1998.


[left margin]

FUND'S U.S. STOCKS (AS OF MAY 31, 1998)
  NUMBER OF COMPANIES       350
  DIVIDEND YIELD            1.59%
  PRICE/EARNINGS RATIO      25.1
                                             % OF FUND'S            % OF
                                             U.S. STOCKS            FUND
TOP 5 U.S. STOCKS
  MICROSOFT CORP.                                1.8%               0.8%
  UNITED TECHNOLOGIES CORP.                      1.7%               0.7%
  DOW CHEMICAL CO.                               1.7%               0.7%
  MORGAN STANLEY DEAN WITTER,
     DISCOVER & CO.                              1.7%               0.7%
  NATIONSBANK CORP.                              1.5%               0.6%


FUND'S FOREIGN STOCKS (AS OF MAY 31, 1998)
  NUMBER OF COMPANIES       212
  DIVIDEND YIELD            1.19%
                                              % OF FUND'S           % OF
                              COUNTRY        FOREIGN STOCKS         FUND
TOP 5 FOREIGN STOCKS
  ING GROEP N.V.            NETHERLANDS          2.3%               0.3%
  MANNESMANN AG               GERMANY            1.8%               0.3%
  MISYS PLC                    U.K.              1.7%               0.3%
  JULIUS BAER
    HOLDING AG              SWITZERLAND          1.6%               0.2%
  MARSCHOLLEK,
    LAUTENSCHLAEGER
    UND PARTNER AG            GERMANY            1.5%               0.2%


[pie chart]

PERCENT OF FUND'S FOREIGN STOCKS
  Europe                   88%
  Asia/Pacific              4%
  Americas
    (excluding U.S.)        7%
  South Africa              1%


22      1-800-345-2021


Strategic Moderate--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

WHAT MAKES U.S. BONDS MORE ATTRACTIVE THAN STOCKS?

     It comes down to whether you think the high stock prices or low bond yields are sustainable going forward. For bonds, the reasons behind the low interest rate environment are a lack of inflation and the financial crisis in Asia. These situations aren't likely to change in the next six months--it will be awhile before Asia solves its economic problems, and in the meantime, expectations of low commodities prices and cheap exports from Asia should help keep global inflation low.

     The stock market rally, on the other hand, has been dependent on a healthy U.S. economy and solid corporate earnings growth. Corporate profits are already lower than they were a year ago, and we expect them to remain lackluster through the end of this year. In addition, a big build-up of inventories in the first quarter and weak consumer demand from Asia will probably slow the economy.

     The bottom line is that we see more downside risk in stocks than in bonds. And even if both markets go sideways for the rest of the year, bonds offer interest rates of 5-6% a year, whereas stocks pay out dividends of 2% or less--if they pay any at all.

ARE YOU PLANNING TO SHIFT SIGNIFICANTLY OUT OF U.S. STOCKS?

     No. The adjustments I'm talking about are likely to be fairly small. Strategic Moderate is managed to maintain a specific strategic position, so we don't stray too far from its neutral asset mix. To make sure of this, the fund's prospectus includes operating ranges for each asset class that we are obligated to stay within. For example, our neutral weighting for stocks is 60%, and we must keep it between 50% and 70%.

ARE THERE STILL GOOD INVESTMENT OPPORTUNITIES OVERSEAS?

     Definitely. Europe is still a great place to invest, especially for stocks, as privatization and productivity improvements sweep the Continent. Unemployment remains an issue, and it might get worse before it gets better as companies cut costs and become more efficient. But if Europe continues along the same path that the U.S. started on five years ago, the region will likely have healthier economies and lower unemployment down the road.

     Asia, on the other hand, is not yet a buying opportunity. Japan still needs to address its banking crisis, economic woes, and growing government budget deficit. Until Japan starts to make some progress, the rest of Asia won't be able to fully recover from its own problems.

     As a result, we plan to maintain at least a neutral weighting in foreign stocks and continue our concentration in Europe.


[right margin]

"THE BOTTOM LINE IS THAT WE SEE MORE DOWNSIDE RISK IN  STOCKS THAN IN BONDS."

[pie charts]

FUND'S U.S. BONDS (AS OF MAY 31, 1998)
  NUMBER OF SECURITIES           120
  WEIGHTED AVERAGE MATURITY      14.66 YEARS
  AVERAGE DURATION                4.66 YEARS

PERCENT OF FUND'S U.S. BONDS
  Corporate Securities           41%
  U.S. Govt. Agency               7%
  U.S. Treasury Bonds             7%
  Asset-Backed                    9%
  U.S. Treas. Notes              14%
  Mortgage-Backed                22%


FUND'S FOREIGN BONDS (AS OF MAY 31, 1998)
  NUMBER OF SECURITIES           14
  WEIGHTED AVERAGE MATURITY      5.50 YEARS
  AVERAGE DURATION               4.75 YEARS

PERCENT OF FUND'S FOREIGN BONDS
  Europe                         70%
  Asia/Pacific                   21%
  Americas
    (excluding U.S.)              9%


                                               www.americancentury.com       23


Moderate--Schedule of Investments
-----------------------------------------------------------------------------
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------
COMMON STOCKS, RIGHTS & WARRANTS

AEROSPACE & DEFENSE--2.0%

                   3,900   Anaren Microwave, Inc.(1)            $      65,203

                   3,700   BE Aerospace, Inc.(1)                      106,953

                   5,800   Boeing Co.                                 276,225

                   5,900   Bombardier Inc. Cl B ORD                   151,729

                  34,300   British Aerospace PLC ORD                  303,996

                   1,100   Cie des Signaux SA ORD                      85,486

                   1,900   Cordant Technologies Inc.                   94,763

                  11,000   General Dynamics Corp.                     488,813

                   1,600   Gulfstream Aerospace Corp.(1)               68,000

                   4,500   Litton Industries, Inc.(1)                 260,719

                   4,100   Lockheed Martin Corp.                      460,225

                  13,200   Raytheon Co. Cl B                          721,875

                   2,700   Triumph Group, Inc.(1)                     132,300

                  19,700   United Technologies Corp.                1,851,682
                                                              -----------------

                                                                    5,067,969
                                                              -----------------

AGRICULTURE--0.2%

                  10,800   Pioneer Hi-Bred International, Inc.        411,075
                                                              -----------------

AIRLINES--0.3%

                   2,100   AMR Corp.(1)                               323,269

                  15,100   British Airways plc ORD                    159,831

                   1,100   Continental Airlines, Inc. Cl B(1)          62,219

                     300   Delta Air Lines Inc.                        34,500

                   7,400   Finnair Oyj ORD                             76,379

                   2,400   Midway Airlines Corp.(1)                    46,200

                   1,900   US Airways Group Inc.(1)                   133,000
                                                              -----------------

                                                                      835,398
                                                              -----------------

AUTOMOBILES & AUTO PARTS--1.6%

                     300   Bayerische Motoren Werke
                              (BMW) AG ORD                            317,311

                      60   Bayerische Motoren Werke
                              (BMW) AG ORD(1)                          62,689

                   3,000   Bridgestone Corp. ORD                       68,260

                   5,000   Chrysler Corp.                             278,125

                   5,600   Coachmen Industries, Inc.                  133,350

                  24,500   Cooper Tire and Rubber Company             580,344

                   2,800   Daimler-Benz AG ORD                        282,039

                   4,600   Dura Automotive Systems, Inc.(1)           168,763

                   8,000   Ford Motor Co.                             415,000

                   4,000   Honda Motor Co., Ltd. ORD                  135,945

                   1,700   Magna International Inc. Cl A ORD          119,540

                     900   PACCAR Inc.                                 49,697

                     100   Porsche AG ORD                             274,510

                  18,600   Superior Industries International,
                              Inc.                                    541,725

                   6,500   Tower Automotive, Inc.(1)                  305,094

                     498   Volkswagen AG ORD                          403,701
                                                              -----------------

                                                                    4,136,093
                                                              -----------------


Shares                                                               Value
-----------------------------------------------------------------------------

BANKING--5.3%

                   7,700   Banc One Corp.                     $       424,463

                  93,200   Banca di Roma ORD                          192,031

                   4,772   Banca Popolare di Bergamo
                              Credito Varesino SpA ORD                112,156

                   6,300   Banca Popolare di Brescia ORD              130,165

                     525   Banco Espirito Santo e Comercial
                              de Lisboa, SA ORD(1)                     18,454

                   4,200   Banco Espirito Santo e Comercial
                              de Lisboa, SA ORD                       147,631

                   4,200   Banco Espirito Santo e Comercial
                              de Lisboa, SA Rights ORD(1)              29,526

                   6,700   Banco Mello, S.A. ORD                       93,265

                   2,000   Banco Popular Espanol SA ORD               158,502

                   9,100   BankAmerica Corp.                          752,456

                   2,000   Bankers Trust New York Corp.               247,000

                   2,100   Banque Nationale de Paris ORD              179,268

                   7,400   Chase Manhattan Corp.                    1,005,938

                   2,000   Citicorp                                   298,250

                   1,400   Corporacion Bancaria de Espana
                              SA ORD                                  119,167

                   2,350   Credit Suisse Group ORD                    516,484

                  30,400   Credito Italiano ORD                       169,422

                   3,900   Deutsche Pfandbrief-und
                              Hypothekenbank AG ORD                   312,000

                   2,600   Erste Bank Der Oesterreichischen
                              Sparkassen AG ORD                       157,551

                   8,700   Espirito Santo Financial Holding
                              S.A. ADR                                221,306

                   4,500   First Security Corp.                       102,094

                  16,400   First Union Corp.                          907,125

                  13,900   First Virginia Banks, Inc.                 726,275

                   2,550   Imperial Bancorp(1)                         74,588

                   2,600   Mellon Bank Corp.                          175,338

                  21,000   Mercantile Bancorporation Inc.           1,073,625

                  25,800   Merita OY Ltd. Cl A ORD                    162,153

                   1,000   National Mortgage Bank of
                              Greece ORD                               71,525

                  21,200   NationsBank Corp.                        1,605,900

                   9,400   Norwest Corp.                              365,425

                   6,300   PNC Bank Corp.                             363,825

                   4,000   Peoples Heritage Financial Group,
                              Inc.                                     89,875

                   1,900   Providian Financial Corp.                  120,888

                   6,500   Regions Financial Corp.                    266,906

                   1,700   Societe Generale Cl A ORD                  336,535

                     250   Union Bank of Switzerland ORD              419,672

                   3,075   Van der Moolen Holding N.V. ORD            222,383

                  10,300   Wachovia Corp.                             824,644

                     500   Wells Fargo & Co.                          180,750

                     700   Zions Bancorporation                        36,269
                                                              -----------------

                                                                   13,410,830
                                                              -----------------

See Notes to Financial Statements


24      1-800-345-2021


Moderate--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

BASIC MATERIALS(2)

                     400   Nucor Corp.                       $        20,600
                                                             ------------------

BIOTECHNOLOGY--0.3%

                   6,800   Genzyme Corp.(1)                          186,363

                   6,900   IDEC Pharmaceuticals Corp.(1)             216,919

                   3,400   Immunex Corp.(1)                          210,375

                   4,000   PathoGenesis Corp.(1)                     143,000
                                                             ------------------

                                                                     756,657
                                                             ------------------

BROADCASTING & MEDIA--0.7%

                   9,600   CBS Corporation                           304,800

                   4,600   Clear Channel Communications,
                              Inc.(1)                                441,025

                   1,841   Havas Advertising SA ORD                  389,052

                   1,841   Havas Advertising Warrants
                              ORD(1)                                   5,228

                     700   Heftel Broadcasting Corp. Cl A(1)          26,491

                     600   Jacor Communications, Inc.(1)              31,688

                   9,596   Primedia Limited Cl N ORD                  76,314

                   2,000   Societe Television Francaise 1
                              ORD                                    281,991

                  37,700   Taylor Nelson AGB plc ORD                  83,686
                                                             ------------------

                                                                   1,640,275
                                                             ------------------

BUILDING & HOME IMPROVEMENTS--0.2%

                   1,900   American Standard Companies
                              Inc.(1)                                 91,675

                  12,800   Cemex SA de CV Cl B Rights
                              ORD(1)                                     133

                  11,100   Premark International, Inc.               355,894

                   5,900   Royal Group Technologies Ltd.
                              ORD(1)                                 159,832
                                                             ------------------

                                                                     607,534
                                                             ------------------

BUSINESS SERVICES & SUPPLIES--1.7%

                   7,500   Admiral plc ORD                           151,183

                   1,725   Altran Technologies SA ORD                353,011

                   1,900   Applied Graphics Technologies,
                              Inc.(1)                                 91,200

                     500   Athlon Groep N.V. ORD                      89,219

                   3,500   Billing Information Concepts
                              Corp.(1)                                81,375

                  11,800   Bracknell Corp. ORD(1)                     42,136

                   1,762   Brunel International NV ORD                68,749

                  14,200   CGI Group, Inc. ORD(1)                    293,507

                  16,000   Capita Group Plc ORD                      141,283

                   4,504   Cendant Corp.(1)                           97,681

                     500   Creyf's NV ORD                            130,327

                   9,600   Dun & Bradstreet Corp. (The)              324,000

                   4,200   Goode Durrant plc ORD                      39,075

                   3,500   HA-LO Industries, Inc.(1)                 108,281


Shares                                                               Value
-----------------------------------------------------------------------------

                   9,500   Hays plc ORD                         $    173,666

                   7,650   International Telecommunication
                              Data Systems, Inc.(1)                  189,816

                   5,900   Kelly Services, Inc. Cl A                 217,931

                   6,900   Metamor Worldwide, Inc.(1)                207,216

                   2,700   Metzler Group, Inc. (The)(1)               74,841

                   5,100   PMT Services, Inc.(1)                      99,131

                   9,337   Parity plc ORD                            130,301

                  17,615   Robert Walters plc ORD                    148,212

                  10,000   Select Appointments Holdings plc
                              ORD                                    143,062

                     600   Sixt AG ORD                                93,445

                   8,100   Triad Group PLC ORD                        98,693

                   1,800   U.S. Filter Corp.(1)                       54,788

                   7,100   Unique International NV ORD               237,502

                   5,000   Valassis Communications, Inc.(1)          175,938

                   4,100   Vedior NV ORD (Acquired
                              8/8/97-2/2/98,
                              Cost $87,685)(3)                       130,424

                  28,500   WPP Group plc ORD                         182,349
                                                             ------------------

                                                                   4,368,342
                                                             ------------------

CHEMICALS & RESINS--1.6%

                   2,300   Air Products and Chemicals, Inc.          200,100

                  19,400   Dow Chemical Co.                        1,879,375

                   2,700   du Pont (E.I.) de Nemours & Co.           207,900

                  14,900   Great Lakes Chemical Corp.                596,000

                  16,100   Lubrizol Corp.                            559,475

                   9,300   Nalco Chemical Co.                        348,750

                   3,700   Praxair, Inc.                             182,456
                                                             ------------------

                                                                   3,974,056
                                                             ------------------

COMMUNICATIONS EQUIPMENT--1.3%

                   5,400   Advanced Fibre Communications,
                              Inc.(1)                                200,138

                   4,600   Ascend Communications, Inc.(1)            198,519

                   9,800   Ericsson (L.M.) Telephone Co.
                              ADR                                    273,481

               1,645,100   Ericsson Telecomunicacoes S.A.
                              ORD                                     33,395

                   2,100   Europolitan Holdings AB ORD               130,377

                   3,700   Excel Switching Corp.(1)                   72,844

                  13,200   Lucent Technologies Inc.                  936,375

                  10,300   Motorola, Inc.                            545,256

                   4,600   Nokia Corp. Cl A ADR                      298,713

                   2,400   Northern Telecom Ltd. ORD                 153,765

                   7,100   RELTEC Corp.(1)                           260,925

                   3,100   Tekelec(1)                                137,466

                   2,800   Tellabs, Inc.(1)                          192,413
                                                             ------------------

                                                                   3,433,667
                                                             ------------------

See Notes to Financial Statements


                                               www.americancentury.com       25


Moderate--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

COMMUNICATIONS SERVICES--3.2%

                  19,500   AT&T Corp.                        $     1,187,063

                   8,300   AirTouch Communications, Inc.(1)          395,288

                   1,242   Alcatel Alsthom Compagnie
                              Generale ORD                           265,580

                  18,000   Ameritech Corp.                           763,875

                   3,100   BCE Inc. ORD                              143,372

                   1,500   Bell Atlantic Corp.                       137,438

                  14,500   BellSouth Corp.                           935,250

                   5,000   Datacraft Asia Limited ORD                 14,500

                   5,123   Energis plc ORD(1)                         72,329

                   7,700   GTE Corp.                                 449,006

                   1,800   Global TeleSystems Group, Inc.(1)          68,906

                   3,900   Hellenic Telecommunication
                              Organization SA (OTE) ORD              114,469

                   2,300   Intrasoft S.A. ORD                        153,079

                   4,600   Magyar Tavkozlesi Rt. ADR(1)              128,800

                       2   NTT Data Corp. ORD                         80,069

                   4,000   NetCom Systems AB Cl B ORD(1)             152,979

                   1,900   Portugal Telecom S.A. ORD                  99,727

                  15,100   SBC Communications Inc.                   587,013

                   3,200   Tele Danmark A/S Cl B ORD                 299,299

                     600   Telecel-Comunicacaoes Pessoais,
                              SA ORD(1)                              104,975

                  35,300   Telecom Italia SpA ORD(1)                 266,553

                   9,818   Telefonica de Espana ORD                  438,240

                   3,500   Teleglobe Inc. ORD                        181,579

                   1,400   Telinfo NV ORD(1)                         137,603

                  30,500   Vodafone Group plc ORD                    335,034

                  15,300   WorldCom, Inc.(1)                         696,628
                                                             ------------------

                                                                   8,208,654
                                                             ------------------

COMPUTER PERIPHERALS--0.5%

                   2,600   Certicom Corp. ORD(1)                      58,918

                   4,650   Cisco Systems Inc.(1)                     351,220

                   8,100   EMC Corp. (Mass.)(1)                      335,644

                  11,400   FORE Systems, Inc.(1)                     249,731

                     700   MICROS Systems, Inc.(1)                    40,994

                   9,200   Xylan Corp.(1)                            221,088
                                                             ------------------

                                                                   1,257,595
                                                             ------------------

COMPUTER SOFTWARE & SERVICES--4.1%

                  10,400   At Home Corp. Series A(1)                 360,750

                   4,800   BMC Software, Inc.(1)                     220,950

                   5,200   CBT Group Plc ADR(1)                      259,350

                   1,200   CDW Computer Centers, Inc.(1)              49,425

                   3,800   CMG plc ORD                               106,681

                   8,600   Cadence Design Systems, Inc.(1)           303,150

                   3,200   Cap Gemini N.V. ORD                       250,669

                   2,416   Cap Gemini SA ORD                         360,422

                   1,900   Computer Sciences Corp.                    98,681

                  12,300   Compuware Corp.(1)                        564,647

                   1,600   Deltek Systems, Inc.(1)                    33,400


Shares                                                               Value
-----------------------------------------------------------------------------

                   8,000   Electronic Arts Inc.(1)             $     347,000

                  14,700   Electronic Data Systems Corp.             534,713

                   3,500   Enator AB ORD                             110,209

                 131,263   Founder Hong Kong Limited ORD              81,732

                   2,000   Fuji Soft ABC, Inc. ORD                    69,844

                   4,900   Geac Computer Corp. Ltd. ORD(1)           179,176

                   5,600   Getronics N.V. ORD                        278,344

                   5,700   GTECH Holdings Corp.(1)                   184,894

                   3,800   HBO & Co.                                 219,331

                   7,400   J.D. Edwards & Company(1)                 272,181

                   2,000   JDA Software Group, Inc.(1)                90,313

                   3,700   JetForm Corp.(1)                           70,531

                   3,200   Lernout & Hauspie Speech
                              Products N.V.(1)                       171,800

                   3,900   Logica plc ORD                            115,058

                   3,600   Macromedia, Inc.(1)                        57,038

                   3,100   Mastech Corp.(1)                           58,609

                   2,000   May & Speh, Inc.(1)                        33,313

                   2,800   Meitec ORD                                 95,363

                  23,200   Microsoft Corp.(1)                      1,968,375

                  10,859   Misys plc ORD                             655,081

                   1,400   Network Associates Inc.(1)                 85,794

                   3,848   Ordina Beheer N.V. ORD(1)                 129,484

                  11,600   Oshap Technologies, Ltd.(1)                96,788

                   6,800   Parametric Technology Corp.(1)            208,463

                   1,000   PeopleSoft, Inc.(1)                        43,625

                   2,000   Project Software & Development,
                              Inc.(1)                                 45,125

                   3,200   Provida ASA ORD(1)                         71,234

                   5,700   QuadraMed Corp.(1)                        137,691

                     306   Resco AB Cl B ORD                          10,104

                   5,700   Sage Group plc (The) ORD                  137,692

                   2,400   Saville Systems Ireland plc ADR(1)         96,150

                   2,800   SEMA Group plc ORD                        109,684

                     701   Simac Techniek N.V. ORD                   143,726

                   4,700   Sterling Software, Inc.(1)                127,781

                   4,200   Superior Consultant Holdings
                              Corp.(1)                               178,500

                   3,700   Symantec Corp.(1)                          88,338

                   1,400   Tieto Corp. Cl B ORD                      307,063

                   5,800   Unisys Corp.(1)                           142,100

                   6,500   Vanstar Corp.(1)                           94,656
                                                             ------------------

                                                                  10,455,028
                                                             ------------------

COMPUTER SYSTEMS--0.5%

                   2,600   Apple Computer, Inc.(1)                    69,144

                   5,600   Dell Computer Corp.(1)                    461,475

                  17,000   Fujitsu Ltd. ORD                          194,628

                   1,300   International Business Machines
                              Corp.                                  152,588

                   1,000   OPTIMUS S.A. ORD(1)                        18,333

                   1,100   Stratus Computer, Inc.(1)                  39,669

                   5,400   Sun Microsystems, Inc.(1)                 216,169
                                                             ------------------

                                                                   1,152,006
                                                             ------------------

See Notes to Financial Statements


26      1-800-345-2021


Moderate--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

CONSTRUCTION & PROPERTY  DEVELOPMENT--0.4%

                   1,500   Assa Abloy AB Cl B ORD             $       58,706

                     500   DLW AG ORD(1)                              86,555

                   1,700   Fluor Corp.                                81,069

                     900   Grupo Acciona SA ORD                      231,423

                  15,300   Jarvis plc ORD                            190,916

                   2,200   Kaufman & Broad Home Corp.                 56,513

                   2,100   Lafarge SA ORD                            212,947

                   2,200   NVR, Inc.(1)                               70,675
                                                             ------------------

                                                                     988,804
                                                             ------------------

CONSUMER PRODUCTS--1.1%

                   1,500   Atag Holding N.V. ORD                     103,410

                   1,800   Avon Products, Inc.                       147,263

                   2,100   Colgate-Palmolive Co.                     182,700

                   2,600   Electrolux AB Cl B ORD                    258,535

                   4,300   Gillette Company                          503,638

                  11,500   Helen of Troy Ltd.(1)                     219,578

                   1,200   Mattel, Inc.                               45,450

                   4,300   Maytag Corp.                              216,881

                   9,200   NBTY, Inc.(1)                             160,425

                   5,100   National Service Industries               260,100

                   5,800   Procter & Gamble Co. (The)                486,838

                   6,400   Rayovac Corporation(1)                    134,400

                   2,200   Whirlpool Corp.                           150,288
                                                             ------------------

                                                                   2,869,506
                                                             ------------------

CONTROL & MEASUREMENT--0.1%

                   3,500   Beckman Instruments, Inc.                 195,125

                     900   Keyence Corporation ORD                   108,158

                     900   Waters Corp.(1)                            52,425
                                                             ------------------

                                                                     355,708
                                                             ------------------

DIVERSIFIED COMPANIES--0.9%

                   6,175   Asko Oyj Cl A ORD                         132,591

                   9,750   Bodycote International plc ORD            199,720

                     600   Fiskars Oyj AB Cl A ORD                    85,152

                   7,600   General Electric Co. (U.S.)               633,650

                   4,200   Siebe plc ORD                             105,228

                   6,000   Tyco International Ltd.                   886,000

                   2,700   Unilever N.V.                             213,131
                                                             ------------------

                                                                   2,255,472
                                                             ------------------

ELECTRICAL & ELECTRONIC
COMPONENTS--1.4%

                  21,500   AMP, Inc.                                 817,000

                   3,000   Aiwa Co., Ltd. ORD                         90,294

                   9,000   Analog Devices, Inc.(1)                   222,188

                   2,850   Burr-Brown Corp.(1)                        73,120

                   4,500   Cree Research, Inc.(1)                     68,906

                   1,000   Draka Holding N.V. ORD                     42,746


Shares                                                               Value
-----------------------------------------------------------------------------

                     800   Eaton Corp.                        $       71,850

                  10,800   Elektrim Spolka Akcyjna S.A.
                              ORD                                    141,999

                  10,900   General Signal Corp.                      448,263

                   3,100   Intel Corp.                               221,359

                     300   Le Carbone-Lorraine ORD                   136,819

                  15,000   Minebea Company Ltd. ORD                  153,478

                   1,300   Philips Electronics N.V.                  123,663

                   4,400   REMEC, Inc.(1)                             63,113

                   4,000   Sanmina Corp.(1)                          311,500

                     115   Sartorius AG ORD                           57,983

                   1,800   Sony Corp. ORD                            151,642

                   1,200   Texas Instruments Inc.                     61,650

                   6,100   Uniphase Corp.(1)                         310,719

                     800   Vitesse Semiconductor Corp.(1)             20,475
                                                             ------------------

                                                                   3,588,767
                                                             ------------------

ENERGY (PRODUCTION & MARKETING)--3.0%

                  22,500   Amoco Corp.                               940,781

                  13,200   Apache Corp.                              451,275

                   9,200   Atlantic Richfield Co.                    725,650

                  18,800   Burlington Resources Inc.                 791,950

                   1,200   Camco International, Inc.                  83,700

                  15,000   Canadian 88 Energy Corp. ORD(1)            66,953

                   8,200   Chevron Corp.                             654,975

                  13,400   Exxon Corp.                               944,700

                  10,700   Murphy Oil Corp.                          538,344

                  32,300   Seagull Energy Corp.(1)                   534,969

                   9,900   Sun Company, Inc.                         420,750

                   6,100   Texaco Inc.                               352,275

                   5,200   Ultramar Diamond Shamrock
                              Corp.                                  166,075

                  23,300   Unocal Corp.                              830,063

                   3,600   Williams Companies, Inc. (The)            116,775
                                                             ------------------

                                                                   7,619,235
                                                             ------------------

ENERGY (SERVICES)--0.8%

                   2,500   BJ Services Co.(1)                         81,719

                   7,400   Berkley Petroleum Corp. ORD(1)             60,216

                   3,100   Det Sondenfjelds-Norske
                              Dampskibsselskab Cl A ORD               66,338

                   2,500   Diamond Offshore Drilling, Inc.           119,531

                   5,500   EVI, Inc.(1)                              278,094

                   7,000   Ensco International Inc.                  177,188

                   3,000   Global Industries, Ltd.(1)                 63,844

                   7,100   Noble Drilling Corp.(1)                   209,450

                   2,100   Petroleum Geo-Services ASA
                              ADR(1)                                 137,550

                  14,200   Tidewater Inc.                            539,600

                   3,600   Transocean Offshore                       177,525

                   2,100   Veritas DGC Inc.(1)                       108,806
                                                             ------------------

                                                                   2,019,861
                                                             ------------------

See Notes to Financial Statements


                                               www.americancentury.com       27


Moderate--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

ENVIRONMENTAL SERVICES--0.6%

                  20,500   Browning-Ferris Industries, Inc.   $      729,031

                   3,700   Superior Services Inc.(1)                 112,850

                   4,000   Tomra Systems ASA ORD                     124,023

                   8,975   USA Waste Services, Inc.(1)               423,508

                   8,100   Waste Management, Inc.                    263,250
                                                             ------------------

                                                                   1,652,662
                                                             ------------------

FINANCIAL SERVICES--4.7%

                   5,700   AMRESCO, INC.(1)                          192,375

                  20,500   Amvescap Plc ORD                          219,331

                   7,088   Associates First Capital Corp.            530,271

                  27,700   Banca Intesa S.p.A. ORD                   172,559

                   3,200   Banca Nazionale del Lavoro
                              ORD(1)                                  86,396

                   9,000   Bank of Ireland ORD                       169,080

                   3,200   Bear Stearns Companies Inc.               173,600

                  25,300   CIT Group Holdings, Inc. (The)
                              Cl A                                   796,950

                   9,800   Close Brothers Group plc ORD              130,364

                  23,400   Corporacion Financiera Reunida,
                              S.A. ORD(1)                            337,878

                   1,200   Deutsche Bank AG ORD                      103,261

                   2,300   Dresdner Bank AG ORD                      129,238

                   6,600   Equitable Companies Inc.                  454,575

                  16,500   Fannie Mae                                987,938

                   9,900   Heller Financial, Inc.(1)                 275,963

                  12,937   ING Groep N.V. ORD                        888,016

                   4,300   Investor's Group, Inc. ORD                156,793

                     209   Julius Baer Holding AG ORD                601,652

                   5,780   Kempen & Company NV ORD                   408,527

                   2,600   Lehman Brothers Holdings, Inc.            184,438

                  17,800   Merkantildata ASA ORD                     248,827

                     900   Merrill Lynch & Co., Inc.                  80,550

                  23,800   Morgan Stanley Dean Witter,
                              Discover & Co.                       1,857,888

                   9,520   Newcourt Credit Group Inc. ORD
                              (Acquired 2/15/96-1/6/98,
                              Cost $303,726)(3)                      467,420

                   8,400   OM Gruppen AB ORD                         171,337

                   4,824   Provident Financial plc ORD                75,667

                   1,050   Schroders plc ORD                          30,814

                   6,500   Sirrom Capital Corp.                      173,063

                  18,500   Skandia Forsakrings AB ORD                270,040

                  23,699   Travelers Group, Inc.                   1,445,639

                     200   Vontobel Holding AG Cl B ORD              283,152
                                                             ------------------

                                                                  12,103,602
                                                             ------------------


Shares                                                               Value
-----------------------------------------------------------------------------

FOOD & BEVERAGE--2.7%

                   7,100   American Italian Pasta Co. Cl A(1)  $     254,713

                  47,367   Archer-Daniels-Midland Co.                894,052

                   3,200   Bestfoods                                 180,600

                   1,300   Campofrio Alimentacion SA ORD(1)          109,283

                   2,400   Coca-Cola Company (The)                   188,100

                   8,600   Coca-Cola Enterprises, Inc.               323,038

                  21,300   Diageo plc ORD                            240,754

                     800   Earthgrains Company                        42,250

                   1,420   Fomento Economico Mexica
                              UBD ORD                                 47,122

                   1,300   Groupe Danone ORD                         349,866

                   2,400   Grupo Industrial Emprex Class B
                              ORD                                     12,943

                     700   Hain Food Group, Inc. (The)(1)             15,772

                   3,300   Hershey Foods Corp.                       228,525

                   6,900   Hormel Foods Corp.                        232,013

                  47,100   IBP, Inc.                                 912,563

                  12,700   Iceland Group Plc ORD                      50,475

                   4,900   Lance, Inc.                               103,053

                     190   Nestle S.A. ORD                           406,438

                   6,000   Northland Cranberries, Inc. Cl A           95,250

                   5,000   OY Hartwall AB ORD                        145,145

                   1,900   PepsiCo, Inc.                              77,544

                   4,400   Quaker Oats Co. (The)                     253,825

                   1,100   Raisio Group plc ORD                      205,784

                   4,500   Richfood Holdings, Inc.                   109,969

                   8,000   Smithfield Foods, Inc.(1)                 216,250

                   1,700   South African Breweries Ltd. ORD           47,945

                   1,600   Suiza Foods Corp.(1)                       93,500

                  25,300   Tyson Foods, Inc. Cl A                    534,463

                  19,400   Universal Foods Corp.                     461,963
                                                             ------------------

                                                                   6,833,198
                                                             ------------------

FURNITURE & FURNISHINGS--0.2%

                   1,500   CompX International Inc.(1)                34,875

                   3,600   Ethan Allen Interiors Inc.                181,125

                   6,100   Furniture Brands International,
                              Inc.(1)                                179,950

                   2,400   O'Sullivan Industries Holdings,
                              Inc.(1)                                 36,000
                                                             ------------------

                                                                     431,950
                                                             ------------------

HEALTHCARE--0.2%

                   1,400   Cardinal Health, Inc.                     124,775

                   1,000   Concentra Managed Care, Inc.(1)            23,438

                   2,400   Province Healthcare Co.(1)                 61,575

                   1,600   RehabCare Group, Inc.(1)                   41,450

                   1,500   Tenet Healthcare Corp.(1)                  52,500

                   4,900   Wellpoint Health Networks Inc.(1)         318,500
                                                             ------------------

                                                                     622,238
                                                             ------------------

See Notes to Financial Statements


28      1-800-345-2021


Moderate--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT &  MACHINERY--0.9%

                  37,000   Ashtead Group plc ORD               $     164,567

                  15,000   Caterpillar Inc.                          824,063

                   8,500   Ingersoll-Rand Co.                        383,031

                   7,300   Johnstown America Industries,
                              Inc.(1)                                132,313

                     700   Mannesmann AG ORD                         684,314
                                                             ------------------

                                                                   2,188,288
                                                             ------------------

INSURANCE--3.4%

                   3,193   ASR Verzekeringsgroep N.V. ORD            278,529

                   7,000   Aetna Inc.                                547,313

               1,203,800   Aksigorta A.S. ORD                         73,397

                     720   Allianz AG ORD(1)                         227,439

                  14,400   Allstate Corp.                          1,355,400

                   2,400   American International Group, Inc.        297,150

                   3,557   Axa-UAP ORD                               404,664

                   2,600   CMAC Investment Corp.                     157,300

                   4,800   CNA Financial Corp.(1)                    726,000

                   9,200   Chubb Corp. (The)                         731,975

                   7,400   Companhia de Seguros Mundial
                              Confianca, SA ORD(1)                   227,583

                   4,500   Conseco Inc.                              209,813

                   6,800   Everest Reinsurance Holdings, Inc.        264,350

                   4,800   Gallagher (Arthur J.) & Co.               207,000

                   1,800   General Re Corp.                          395,775

                   1,900   LandAmerica Financial Group, Inc.          90,725

                   1,700   Liberty Life Association of Africa
                              Ltd. ORD                                47,154

                   6,900   Lincoln National Corp.                    620,138

                   1,400   Orion Capital Corp.                        78,838

                   4,400   Pohjola Insurance Group Cl B
                              ORD                                    240,858

                  79,200   Premafin Finanziaria S.p.A. ORD(1)         68,425

                  19,500   SAFECO Corp.                              910,406

                  10,900   Sage Group Limited ORD                     57,613

                   6,200   Sampo Insurance Company Ltd.
                              ORD                                    287,968

                  11,500   Storebrand ASA ORD(1)                     106,665
                                                             ------------------

                                                                   8,612,478
                                                             ------------------

LEISURE--0.6%

                   1,295   Accor SA ORD                              355,011

                   1,000   Anchor Gaming(1)                           90,656

                   5,200   Eastman Kodak Co.                         371,150

                   2,800   Infogrames Entertainment SA
                              ORD(1)                                 176,813

                   5,700   Jackpot Enterprises, Inc.(1)               69,825

                     200   Moevenpick Holding AG Bearer
                              ORD                                    113,935


Shares                                                               Value
-----------------------------------------------------------------------------

                   6,700   Polaroid Corp.                     $      271,769

                   2,000   Scandic Hotels AB ORD                      76,490

                  27,086   Thomson Travel Group plc ORD(1)            79,357
                                                             ------------------

                                                                   1,605,006
                                                             ------------------

MACHINERY & EQUIPMENT--0.5%

                     600   Aviation Sales Co.(1)                      22,913

                   7,600   Deere & Co.                               394,250

                     400   Georg Fischer AG ORD                      175,285

                   1,400   National-Oilwell, Inc.(1)                  48,913

                   7,200   Pinnacle Systems, Inc.(1)                 242,100

                     100   Rieter Holdings Ltd. ORD(1)                75,777

                   4,900   Sundstrand Corp.                          303,800

                     900   Swisslog Holding AG ORD                    94,047
                                                             ------------------

                                                                   1,357,085
                                                             ------------------

MEDICAL EQUIPMENT & SUPPLIES--0.6%

                   2,100   Advanced Technology
                              Laboratories, Inc.(1)                   95,091

                   3,000   AmeriSource Health Corp.(1)               163,125

                   5,700   CONMED Corp.(1)                           121,303

                   1,600   Cyberonics, Inc.(1)                        18,200

                   2,200   CyberOptics Corp.(1)                       37,469

                   2,400   Datascope Corp.(1)                         66,975

                   2,100   Guidant Corp.                             135,319

                   7,100   Hillenbrand Industries, Inc.              438,425

                   7,400   STERIS Corp.(1)                           462,038

                   2,200   Teleflex Inc.                              88,963
                                                             ------------------

                                                                   1,626,908
                                                             ------------------

METALS & MINING--0.6%

                   5,655   Aalberts Industries N.V. ORD              172,582

                   4,900   Aluminum Co. of America                   339,938

                  11,400   Arch Coal Inc.                            275,738

                   5,800   Mytilineos S.A. ORD                        89,968

                   3,900   Parker-Hannifin Corp.                     160,144

                   9,400   Reynolds Metals Co.                       545,200
                                                             ------------------

                                                                   1,583,570
                                                             ------------------

NATURAL GAS(2)

                   2,100   NUI Corp.                                  51,713
                                                             ------------------

OFFICE EQUIPMENT & SUPPLIES--0.5%

                   6,400   Kronos Inc.(1)                            228,000

                   2,700   Samas Groep N.V. ORD                      200,631

                   8,800   Xerox Corp.                               904,200
                                                             ------------------

                                                                   1,332,831
                                                             ------------------

PAPER & FOREST PRODUCTS--0.4%

                   4,400   Bowater Inc.                              222,750

                     600   Chesapeake Corp.                           21,300

                   2,400   Consolidated Papers, Inc.                  69,450

                   3,700   Rayonier, Inc.                            173,669

                  15,400   Westvaco Corp.                            438,900
                                                             ------------------

                                                                     926,069
                                                             ------------------

See Notes to Financial Statements


                                               www.americancentury.com       29


Moderate--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

PHARMACEUTICALS--3.0%

                   2,900   Barr Laboratories, Inc.(1)        $       118,356

                   6,000   Bergen Brunswig Corp. Cl A                249,000

                  13,100   Bristol-Myers Squibb Co.                1,408,250

                   2,900   Dura Pharmaceuticals, Inc.(1)              75,853

                   2,300   Elan Corp., plc ADR(1)                    140,731

                   9,600   Forest Laboratories, Inc.(1)              316,800

                   1,100   Genentech, Inc.(1)                         75,900

                   1,300   ICN Pharmaceuticals, Inc.                  56,144

                   1,900   Lilly (Eli) & Co.                         116,731

                  30,300   Mallinckrodt Inc.                         933,619

                   1,300   McKesson Corp.                            101,563

                   8,500   Merck & Co., Inc.                         995,031

                   8,700   Nature's Sunshine Products, Inc.          200,372

                     126   Novartis AG ORD                           213,044

                   3,164   Novo Nordisk A/S Cl B ORD                 497,872

                   5,300   Pfizer, Inc.                              555,506

                   3,200   Pharmacia & Upjohn Inc.                   141,400

                   9,300   Roberts Pharmaceutical Corp.(1)           153,450

                   3,700   Schein Pharmaceutical, Inc.(1)             97,588

                   6,200   Schering-Plough Corp.                     518,863

                   4,000   Takeda Chemical Inds. ORD                 103,111

                   1,500   Twinlab Corp.(1)                           55,219

                      18   UCB SA ORD                                 85,551

                   2,700   Warner-Lambert Co.                        172,294

                   4,100   Zeneca Group plc ORD                      166,564
                                                             ------------------

                                                                   7,548,812
                                                             ------------------

PRINTING & PUBLISHING--0.5%

                   5,700   Banta Corp.                               180,441

                  16,600   Deluxe Corp.                              557,138

                  11,800   Gruppo Editoriale L'Espresso ORD          107,312

                   3,300   Media Arts Group, Inc.(1)                  63,731

                   8,700   Mondadori (Arnoldo) Editore SpA
                              ORD                                    106,318

                   9,500   VNU Tijdschriftengroep
                              Nederland ORD                          325,811
                                                             ------------------

                                                                   1,340,751
                                                             ------------------

RAILROAD--0.4%

                  16,600   CSX Corp.                                 790,575

                   2,000   Canadian National Railway
                              Company ORD                            118,386
                                                             ------------------

                                                                     908,961
                                                             ------------------

REAL ESTATE(2)

                   3,903   Castellum AB ORD                           47,269
                                                             ------------------


Shares                                                               Value
-----------------------------------------------------------------------------

RESTAURANTS--0.3%

                   4,000   Buffets, Inc.(1)                    $      65,250

                  11,980   CKE Restaurants, Inc.                     380,365

                   5,850   Cheesecake Factory Inc.(1)                118,097

                   5,900   Compass Group PLC ORD                     122,301

                  14,000   TelePizza, S.A. ORD(1)                    140,766
                                                             ------------------

                                                                     826,779
                                                             ------------------

RETAIL (APPAREL)--0.4%

                   2,800   DM Management Co.(1)                       85,750

                   1,900   Hennes & Mauritz AB Cl B ORD              106,576

                   3,800   Liz Claiborne, Inc.                       192,613

                   1,200   Payless ShoeSource, Inc.(1)                84,075

                   7,500   Stage Stores, Inc.(1)                     349,688

                   2,100   TJX Companies, Inc. (The)                  98,175
                                                             ------------------

                                                                     916,877
                                                             ------------------

RETAIL (FOOD & DRUG)--0.9%

                   5,400   Albertson's, Inc.                         250,088

                   6,000   CVS Corp.                                 421,125

                 124,800   Dairy Farm International Holdings
                              Ltd. ORD                               137,280

                  10,600   Giant Food Inc. Cl A                      455,800

                   8,786   Koninklijke Ahold NV ORD                  277,306

                  19,185   La Rinascente SpA ORD(1)                  102,503

                   9,600   Safeway Inc.(1)                           349,800

                  17,200   Somerfield plc ORD                        111,313

                   6,900   Universal Corp.                           259,181
                                                             ------------------

                                                                   2,364,396
                                                             ------------------

RETAIL (GENERAL MERCHANDISE)--1.2%

                   3,900   Bon-Ton Stores, Inc.(1)                    65,813

                  21,900   Dillard's Inc. Cl A                       921,169

                   3,100   Douglas Holding AG ORD                    168,459

                   2,200   Family Dollar Stores, Inc.                 36,438

                   3,200   Federated Department Stores,
                              Inc.(1)                                165,800

                   8,900   Fred's, Inc.                              209,150

                   2,000   Ito-Yokado Co., Ltd. ORD                   99,366

                   1,000   Meyer (Fred), Inc.(1)                      43,000

                   3,400   Penney (J.C.) Company, Inc.               244,163

                     400   Pinault-Printemps-Redoute SA
                              ORD                                    329,101

                  13,100   Wal-Mart Stores, Inc.                     722,956
                                                             ------------------

                                                                   3,005,415
                                                             ------------------

RETAIL (SPECIALTY)--0.5%

                     700   Action Performance Cos. Inc.(1)            19,469

                   3,200   CSK Auto Corp.(1)                          86,000

                  13,429   Corporate Express, Inc.(1)                155,692

                  21,400   Food Lion, Inc. Cl A                      206,644

                   4,800   Home Depot, Inc.                          377,100

See Notes to Financial Statements


30      1-800-345-2021


Moderate--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

                   3,100   Tandy Corp.                       $       137,175

                   9,700   Toys 'R' Us, Inc.(1)                      257,050

                     600   Watsco, Inc.                               17,625

                   2,700   Wilmar Industries, Inc.(1)                 65,138
                                                             ------------------

                                                                   1,321,893
                                                             ------------------

STEEL--0.1%

                   9,500   Bethlehem Steel Corporation(1)            116,375

                   1,800   Carpenter Technology Corp.                 95,400
                                                             ------------------

                                                                     211,775
                                                             ------------------

TEXTILES & APPAREL--0.2%

                   4,300   Dexter Corp. (The)                        177,375

                   1,700   Nautica Enterprises, Inc.(1)               49,619

                  18,800   WS Atkins plc ORD                         156,956
                                                             ------------------

                                                                     383,950
                                                             ------------------

TOBACCO--0.1%

                   5,300   Philip Morris Companies Inc.              198,088

                   6,800   UST Inc.                                  181,050
                                                             ------------------

                                                                     379,138
                                                             ------------------

TRANSPORTATION--0.2%

                   4,000   AirNet Systems Inc.(1)                     94,000

                  10,300   Allied Holdings, Inc.(1)                  185,400

                   5,111   Internatio-Muller NV ORD                  184,178

                   3,000   XTRA Corp.                                157,500
                                                             ------------------

                                                                     621,078
                                                             ------------------

UTILITIES--2.1%

                  13,400   AGL Resources Inc.                        268,000

                  26,300   Ameren Corporation                      1,028,988

                  14,400   Enova Corp.                               368,100

                  15,100   Entergy Corp.                             397,319

                   6,200   FPL Group, Inc.                           380,913

                  13,700   Florida Progress Corp.                    565,125

                   6,100   Kansas City Power & Light Co.             175,375

                  13,700   Minnesota Power & Light Co.               540,294

                  14,200   PacifiCorp                                327,488

                   5,100   Public Service Co. of New Mexico          110,606

                  14,100   Texas Utilities Co.                       556,950

                   3,500   UGI Corp.                                  88,594

                   2,600   Utilicorp United Inc.                      92,463

                   4,000   VEBA AG ORD                               262,633

                   1,100   Vivendi ORD                               220,882
                                                             ------------------

                                                                   5,383,730
                                                             ------------------

TOTAL COMMON STOCKS,
RIGHTS & WARRANTS--57.0%                                         145,621,554
                                                             ------------------
   (Cost $122,914,021)


Shares/Principal Amount                                              Value
-----------------------------------------------------------------------------
PREFERRED STOCKS

CHEMICALS & RESINS(2)

                   1,400   Henkel KGaA ORD                   $       125,490
                                                             ------------------

COMMUNICATIONS EQUIPMENT(2)

                 691,900   Telerj Celular S.A. Cl B ORD(1)            50,528
                                                             ------------------

COMMUNICATIONS SERVICES(2)

                 691,900   Telecomunicacoes do Rio de
                              Janeiro S.A. ORD                        57,746
                                                             ------------------

COMPUTER SOFTWARE & SERVICES--0.1%

                     500   SAP AG ORD                                277,311
                                                             ------------------

FINANCIAL SERVICES--0.2%

                   1,140   Marschollek, Lautenschlaeger und
                              Partner AG ORD                         565,210
                                                             ------------------

TEXTILES & APPAREL(2)

                      50   Hugo Boss AG ORD                          107,843
                                                             ------------------

TOTAL PREFERRED STOCKS--0.4%                                       1,184,128
                                                             ------------------
   (Cost $608,676)

U.S. TREASURY SECURITIES

              $1,300,000   U.S. Treasury Notes, 7.75%,
                              11/30/99                             1,340,547

               3,625,000   U.S. Treasury Notes, 6.625%,
                              7/31/01                              3,734,258

               1,625,000   U.S. Treasury Notes, 5.75%,
                              8/15/03                              1,637,903

               1,400,000   U.S. Treasury Notes, 6.625%,
                              5/15/07                              1,492,820

               3,800,000   U.S. Treasury Bonds, 6.125%,
                              11/15/27                             3,973,242
                                                             ------------------

TOTAL U.S. TREASURY SECURITIES--4.8%                              12,178,770
                                                             ------------------
   (Cost $12,175,619)

U.S. GOVERNMENT AGENCY SECURITIES

               1,000,000   FFCB, MTN, 6.15%, 12/29/00              1,001,670

                 700,000   FHLMC, 7.09%, 11/24/06                    704,487

                 500,000   FNMA, 5.25%, 1/15/03                      490,140

                 700,000   FNMA MTN, 7.00%, 2/20/07                  720,825

                 900,000   FNMA MTN, 7.49%, 5/22/07                  924,264
                                                             ------------------

TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--1.5%                                            3,841,386
                                                             ------------------
   (Cost $3,806,079)

See Notes to Financial Statements


                                               www.americancentury.com       31


Moderate--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Principal Amount                                                     Value
-----------------------------------------------------------------------------

SOVEREIGN GOVERNMENTS & AGENCIES

ESP          90,000,000    Bonos Y Oblig Del Estado,
                              10.50%, 10/30/03               $        753,996

DEM           6,050,000    Deutschland Republic, 6.00%,
                              9/15/03                               3,618,476

FRF          17,500,000    France O.A.T., 6.75%,
                              10/25/03                              3,224,315

CAD           1,000,000    Government of Canada,
                              6.50%, 6/1/04                           729,614

JPY         410,000,000    Japan Global, 4.10%,
                              12/22/03                              3,441,662

AUD             700,000    Queensland Treasury Corp.,
                              8.00%, 8/14/01                          475,341

ITL       2,300,000,000    Republic of Italy, 6.75%,
                              2/1/07                                1,459,209

GBP           1,625,000    United Kingdom Treasury,
                              8.00%, 6/10/03                        2,885,232
                                                             ------------------

TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES--6.5%                                                   16,587,845
                                                             ------------------
   (Cost $16,740,367)

MORTGAGE-BACKED SECURITIES(4)

             $   287,803   FHLMC Gold Pool #E68523,
                              6.50%, 12/1/12                         290,192

                  87,627   FHLMC Gold Pool #C00465,
                              8.00%, 6/1/26                           91,012

                 349,330   FHLMC Gold Pool #D72306,
                              8.00%, 6/1/26                          362,828

                 147,197   FHLMC Gold Pool #D72431,
                              8.00%, 6/1/26                          152,885

                 288,531   FHLMC Gold Pool #D72499,
                              8.00%, 7/1/26                          299,679

                 854,676   FNMA Pool #373899, 6.50%,
                              3/1/12                                 860,547

                 184,102   FNMA Pool #125477, 6.50%,
                              4/1/12                                 185,367

                 815,293   FNMA Pool #369085, 6.50%,
                              4/1/12                                 820,894

                  59,313   FNMA Pool #377181, 6.50%,
                              4/1/12                                  59,721

                 949,962   FNMA Pool #377379, 6.50%,
                              4/1/12                                 956,488

                 219,530   FNMA Pool #341078, 7.00%,
                              5/1/26                                 223,018

                 353,063   FNMA Pool #250576, 7.00%,
                              6/1/26                                 358,673

                 841,430   FNMA Pool #373510, 7.50%,
                              3/1/27                                 865,899

                 535,922   GNMA Pool #397233, 9.50%,
                              2/20/25                                576,228

                 329,309   GNMA Pool #392995, 8.75%,
                              3/15/25                                354,709

                 225,242   GNMA Pool #001991, 9.00%,
                              4/20/25                                239,383


Principal Amount                                                     Value
-----------------------------------------------------------------------------

              $  261,805   GNMA Pool #416856, 7.50%,
                              10/15/25                       $       270,204

                 152,792   GNMA Pool #421254, 7.50%,
                              11/15/25                               157,693

                 301,582   GNMA Pool #416761, 7.50%,
                              6/15/26                                311,224

                 942,275   GNMA Pool #456569, 7.50%,
                              11/15/27                               972,192

                 981,366   GNMA Pool #457351, 7.00%,
                              12/15/27                               998,157

               1,392,474   GNMA Pool #449491, 7.50%,
                              12/15/27                             1,436,685

               1,513,642   GNMA Pool #466804, 6.50%,
                              4/15/28                              1,508,375
                                                             ------------------

TOTAL MORTGAGE-BACKED SECURITIES--4.8%                            12,352,053
                                                             ------------------
   (Cost $12,084,005)

ASSET-BACKED SECURITIES(4)

               1,200,000   AMRESCO, INC., Series 1998-2,
                              Class A4 SEQ, 6.45%,
                              4/25/27                              1,200,000

                 400,000   California Infrastructure SCE-1,
                              Series 1997-1, Class A6,
                              6.38%, 4/27/05                         409,274

                 188,054   Capital Equipment Receivables
                              Trust, Series 1997-1, Class A1,
                              5.79%, 12/15/98                        188,298

               1,200,000   First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                       1,207,688

                 500,000   Money Store (The) Home Equity
                              Trust, Series 1997 C, Class
                              AF4 SEQ, 6.37%, 10/27/00               502,563

                 400,000   Money Store (The) Home Equity
                              Trust, Series 1995 C, Class A9
                              SEQ, 6.375%, 12/12/00                  401,918

                 300,000   Money Store (The) Home Equity
                              Trust, Series 1997 C, Class
                              AF6 SEQ, 6.67%, 3/1/03                 303,431

                 595,613   Morgan Stanley Capital I, Series
                              1998 WF1, Class A1 SEQ,
                              6.25%, 7/15/07                         600,398

                 220,950   Textron Financial Corp. Receivables
                              Trust, Series 1997 A, Class A,
                              6.05%, 3/16/09 (Acquired
                              9/18/97, Cost $220,657)(3)             221,205

                 300,000   United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1997 C, Class A7, 6.85%,
                              1/15/29                                304,943
                                                             ------------------

TOTAL ASSET-BACKED SECURITIES--2.1%                                5,339,718
                                                             ------------------
   (Cost $5,310,577)

See Notes to Financial Statements


32      1-800-345-2021


Moderate--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Principal Amount                                                     Value
-----------------------------------------------------------------------------
CORPORATE BONDS

AEROSPACE & DEFENSE--0.2%

             $   400,000   Lockheed Martin Corp., 6.85%,
                              5/15/01                         $      408,508

                 200,000   Lockheed Martin Corp., 7.25%,
                              5/15/06                                212,370
                                                             ------------------

                                                                     620,878
                                                             ------------------

BANKING--0.8%

                 500,000   Bay View Capital Corp., 9.125%,
                              8/15/02                                516,250

                 400,000   Citicorp, 7.125%, 5/15/06                 420,368

                 650,000   First Bank System Inc., 7.625%,
                              5/1/05                                 697,977

                 400,000   NationsBank Corporation, 6.60%,
                              5/15/10                                407,260
                                                             ------------------

                                                                   2,041,855
                                                             ------------------

BROADCASTING & MEDIA--0.1%

                 250,000   Fox Family Worldwide Inc., 9.25%,
                              11/1/07                                245,000
                                                             ------------------

CHEMICALS & RESINS--0.1%

                 250,000   Texas Petrochemical Corp.,
                              11.125%, 7/1/01                        275,000
                                                             ------------------

COMMUNICATIONS SERVICES--0.8%

                 250,000   360 Communications Co.,
                              7.125%, 3/1/03                         258,310

               1,000,000   Cable & Wireless Communications,
                              6.625%, 3/6/05                       1,014,790

                 100,000   Tele-Communications Inc., 8.25%,
                              1/15/03                                107,820

                 250,000   Teleport Communications Group
                              Inc., 7.86%, 7/1/07(5)                 216,250

                 400,000   WorldCom, Inc., 7.55%, 4/1/04             423,024
                                                             ------------------

                                                                   2,020,194
                                                             ------------------

COMPUTER SOFTWARE & SERVICES--0.1%

                 250,000   Unisys Corp., 12.00%, 4/15/03             283,750
                                                             ------------------

ELECTRICAL & ELECTRONIC
COMPONENTS--0.2%

                 250,000   DII Group, Inc., 8.50%, 9/15/07
                              (Acquired 9/17/97, Cost
                              $250,000)(3)                           249,375

                 250,000   Trench Electric & Trench Inc.,
                              10.25%, 12/15/07                       253,750
                                                             ------------------

                                                                     503,125
                                                             ------------------


Principal Amount                                                     Value
-----------------------------------------------------------------------------

ENERGY (PRODUCTION &
MARKETING)--1.1%

             $   250,000   Belco Oil & Gas Corp., 8.875%,
                              9/15/07                         $      251,875

                 400,000   Enron Corp., 6.625%, 11/15/05             405,484

                 500,000   Ocean Energy, Inc., 10.375%,
                              10/15/05                               556,250

                 750,000   Oryx Energy Co., 8.375%,
                              7/15/04                                812,498

                 500,000   Stone Energy Corp., 8.75%,
                              9/15/07 (Acquired 9/16/97,
                              Cost $496,415)(3)                      507,500

                 200,000   Triton Energy Ltd., 8.75%,
                              4/15/02                                208,000
                                                             ------------------

                                                                   2,741,607
                                                             ------------------

ENERGY (SERVICES)--0.3%

                 500,000   Cliffs Drilling Company, 10.25%,
                              5/15/03                                537,500

                 250,000   Petro Geo-Services ASA, 7.125%,
                              3/30/28                                254,488
                                                             ------------------

                                                                     791,988
                                                             ------------------

FINANCIAL SERVICES--1.8%

                 400,000   Advanta Corp., MTN, Series B,
                              7.00%, 5/1/01                          370,556

                 250,000   AMRESCO, INC., Series 1998 A,
                              9.875%, 3/15/05                        256,875

                 500,000   Comdisco, Inc., 6.50%, 4/30/99            502,140

                 400,000   Comdisco, Inc., 7.75%, 9/1/99             407,784

                 600,000   Ford Motor Credit Co., 6.55%,
                              9/10/02                                611,064

                 400,000   Ford Motor Credit Co., 6.125%,
                              1/9/06                                 396,264

                 250,000   Intertek Finance PLC, Series B,
                              10.25%, 11/1/06                        265,938

                 500,000   Lehman Brothers Holdings Inc.,
                              MTN, Series 1998 E, 6.00%,
                              2/26/01                                498,700

                 200,000   Merrill Lynch & Co. Inc., 8.00%,
                              2/1/02                                 212,544

                 500,000   Metris Companies Inc., 10.00%,
                              11/1/04                                525,625

                 500,000   Wharf International Finance Ltd.,
                              7.625%, 3/13/07                        422,525
                                                             ------------------

                                                                   4,470,015
                                                             ------------------

FOOD & BEVERAGE--0.2%

                 250,000   Friendly Ice Cream, 10.50%,
                              12/1/07                                266,250

                 125,000   RJR Nabisco Holdings Corp.,
                              8.75%, 4/15/04                         131,143
                                                             ------------------

                                                                     397,393
                                                             ------------------

See Notes to Financial Statements


                                               www.americancentury.com       33


Moderate--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Principal Amount                                                     Value
-----------------------------------------------------------------------------

INSURANCE--0.2%

             $   400,000   Aetna Services, Inc., 6.75%,
                              8/15/01                         $      409,152
                                                             ------------------

LEISURE--0.2%

                 100,000   Paramount Communications, Inc.,
                              7.50%, 1/15/02                         102,232

                 100,000   Time Warner Inc., 8.11%,
                              8/15/06                                110,027

                 350,000   Time Warner Inc., 6.85%,
                              1/15/26                                363,664
                                                             ------------------

                                                                     575,923
                                                             ------------------

METALS & MINING--0.3%

                 100,000   Alcan Aluminium Ltd., 5.875%,
                              4/1/00                                 100,017

                 400,000   Barrick Gold Corp., 7.50%,
                              5/1/07                                 426,700

                 250,000   Kaiser Aluminum & Chemical,
                              12.75%, 2/1/98                         266,250
                                                             ------------------

                                                                     792,967
                                                             ------------------

OFFICE EQUIPMENT & SUPPLIES--0.3%

                 250,000   Fisher Scientific International
                              Inc., 7.125%, 12/15/05                 238,750

                 250,000   Fisher Scientific International
                              Inc., 9.00%, 2/1/08                    250,625

                 350,000   Xerox Capital Trust, 8.00%,
                              2/1/27 (Acquired 7/17/97,
                              Cost $364,084)(3)                      377,871
                                                             ------------------

                                                                     867,246
                                                             ------------------

PAPER & FOREST PRODUCTS--0.1%

                 150,000   Domtar, Inc. 8.75%, 8/1/06                156,000
                                                             ------------------

PRINTING & PUBLISHING--0.1%

                 200,000   News America Inc., 6.625%,
                              1/9/08 (Acquired 2/12/98,
                              Cost $199,150)(3)                      199,630
                                                             ------------------

RAILROAD--0.2%

                 450,000   Norfolk Southern Corp., 7.90%,
                              5/15/97                                521,141
                                                             ------------------

REAL ESTATE--0.1%

                 300,000   Spieker Properties, Inc., 6.80%,
                              12/15/01                               305,718
                                                             ------------------

RESTAURANTS--0.2%

                 500,000   Apple South Inc., 9.75%, 6/1/06           537,500
                                                             ------------------

RETAIL (GENERAL MERCHANDISE)--0.6%

                 150,000   Federated Department Stores,
                              8.50%, 6/15/03                         163,569

               1,300,000   Sears Roebuck Acceptance Corp.,
                              6.00%, 3/20/03                       1,291,862
                                                             ------------------

                                                                   1,455,431
                                                             ------------------


Principal Amount                                                     Value
-----------------------------------------------------------------------------

STEEL--0.1%

             $   250,000   Armco Inc., 9.00%, 9/15/07
                              (Acquired 9/9/97, Cost
                              $248,700)(3)                    $      257,500
                                                             ------------------

TOBACCO--0.3%

                 220,000   Philip Morris Companies Inc.,
                              7.75%, 5/1/99                          223,287

                 450,000   Philip Morris Companies Inc.,
                              6.80%, 12/1/03                         459,266
                                                             ------------------

                                                                     682,553
                                                             ------------------

TRANSPORTATION--0.2%

                 250,000   Atlas Air, Inc., 10.75%, 8/1/05           267,500

                 250,000   Kitty Hawk, Inc., 9.95%,
                              11/15/04                               258,125
                                                             ------------------

                                                                     525,625
                                                             ------------------

UTILITIES--0.6%

                 500,000   AES Corp. (The), 8.50%, 11/1/07           511,250

                 500,000   Avon Energy Partners Holdings,
                              7.05%, 12/11/07 (Acquired
                              1/20/98, Cost $519,810)(3)             519,285

                 200,000   CalEnergy Co. Inc., 7.63%,
                              10/15/07                               201,966

                 400,000   PG&E Corp., 6.25%, 3/1/04                 405,332
                                                             ------------------

                                                                   1,637,833
                                                             ------------------

TOTAL CORPORATE BONDS--9.2%                                       23,315,024
                                                             ------------------
   (Cost $22,872,018)

COMMERCIAL PAPER(6)

BANKING--2.5%

                 800,000   Falcon Asset Securities Corp.,
                              5.65%, 6/1/98 (Acquired
                              5/28/98, Cost $799,498)(3)             799,639

               2,200,000   Falcon Asset Securities Corp.,
                              5.55%, 6/11/98 (Acquired
                              5/21/98, Cost $2,192,878)(3)         2,195,719

               1,555,000   Falcon Asset Securities Corp.,
                              5.51%, 6/18/98 (Acquired
                              4/21/98, Cost $1,541,196)(3)         1,550,351

               2,000,000   IMI Funding Corp. (USA), 5.58%,
                              8/12/98                              1,977,686
                                                             ------------------

                                                                   6,523,395
                                                             ------------------

ELECTRICAL & ELECTRONIC
COMPONENTS--1.2%

               3,000,000   Siemens Capital Corp., 5.50%,
                              6/19/98                              2,990,583
                                                             ------------------

ENERGY (PRODUCTION & MARKETING)--0.8%

               1,500,000   Statoil-Den Norske Stats, 5.53%,
                              6/1/98                               1,499,324

                 500,000   Statoil-Den Norske Stats, 5.52%,
                              7/10/98                                496,867
                                                             ------------------

                                                                   1,996,191
                                                             ------------------

See Notes to Financial Statements


34      1-800-345-2021


Moderate--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Principal Amount                                                     Value
-----------------------------------------------------------------------------

FINANCIAL SERVICES--5.0%

             $   350,000   Corporate Receivables Corporation,
                              5.60%, 7/30/98 (Acquired
                              5/26/98, Cost $346,461)(3)       $     346,767

                 493,000   Countrywide Home Loans, Inc.,
                              5.55%, 6/8/98                          492,261

               1,000,000   Countrywide Home Loans, Inc.,
                              5.53%, 6/25/98                         995,967

               1,000,000   Credit Suisse First Boston Inc.,
                              5.50%, 7/14/98                         993,139

               1,000,000   Ford Motor Credit Co., 5.65%,
                              6/3/98                                 999,249

               1,500,000   Ford Motor Credit Co., 5.52%,
                              7/10/98                              1,490,601

               1,500,000   Ford Motor Credit Co., 5.51%,
                              7/24/98                              1,487,480

               4,000,000   General Motors Acceptance Corp.,
                              5.44%, 6/8/98                        3,994,008

               1,011,000   Mitsubishi International Corp.,
                              5.54%, 6/4/98                        1,010,090

               1,000,000   Mitsubishi International Corp.,
                              5.55%, 8/4/98                          990,023
                                                             ------------------

                                                                  12,799,585
                                                             ------------------

INSURANCE--1.2%

               1,500,000   American Family Financial
                              Services, Inc., 5.50%, 6/11/98       1,497,081

               1,500,000   SAFECO Credit Company, 5.55%,
                              6/23/98                              1,494,398
                                                             ------------------

                                                                   2,991,479
                                                             ------------------

TOTAL COMMERCIAL PAPER--10.7%                                     27,301,233
                                                             ------------------
   (Cost $27,113,236)

CERTIFICATES OF DEPOSIT--0.8%

               2,000,000   National Westminster Bank PLC,
                              5.65%, 3/3/99                        2,000,000
                                                             ------------------
   (Cost $1,999,042)


Principal Amount                                                     Value
-----------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS--2.2%

       Repurchase Agreement, BA Security Services,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.51%, dated 5/29/98,
              due 6/1/98 (Delivery value $5,702,617)         $     5,700,000
                                                             ------------------

   (Cost $5,700,000)

TOTAL INVESTMENT SECURITIES--100.0%                           $  255,421,711
                                                             ==================
   (Cost $231,323,640)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         Contracts         Settlement                        Unrealized
          to Sell            Date             Value             Gain
-----------------------------------------------------------------------

       425,618   CHF        6/29/98        $  287,774        $  2,453

     1,302,547   DEM        6/29/98           730,870           5,865

     4,520,660   FRF        6/29/98           756,391           6,886

       504,832   GBP        6/29/98           822,912           1,443

    65,503,100   JPY        6/29/98           473,463           3,794

       954,718   NLG        6/29/98           475,296           3,817
                                        --------------------------------

                                            $3,546,706        $24,258
                                        ================================

(Value on Settlement Date $3,570,964)

Forward foreign currency exchange contracts are used by the portfolio management team in an effort to protect foreign investments against declines in foreign currencies. This is also known as hedging. The contracts are called "forward" because they allow your fund to exchange a foreign currency for U.S. dollars at a date in the future--and at a price (known as the exchange rate) agreed upon when the contract is initially entered into.

See Notes to Financial Statements


                                               www.americancentury.com       35


Moderate--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

DEM = German Mark

ESP = Spanish Peseta

FFCB = Federal Farm Credit Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FRF = French Franc

GBP = British Pound

GNMA = Government National Mortgage Association

ITL = Italian Lira

JPY = Japanese Yen

MTN = Medium Term Note

NLG = Netherlands Guilder

ORD = Foreign Ordinary Share

(1)  Non-income producing.

(2)  Industry is less than 0.05% of total investment securities.

(3) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 1998, was $7,822,686, which represented 3.1% of net assets.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(6) The rates for commercial paper are the yield to maturity at purchase.


--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the share amount (stocks) or principal amount (bonds) of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


36      1-800-345-2021


Strategic Aggressive--Performance
-----------------------------------------------------------------------------
TOTAL RETURNS AS OF MAY 31, 1998

                      INVESTOR CLASS (INCEPTION 2/15/96)                    ADVISOR CLASS (INCEPTION 10/2/96)

             STRATEGIC                 LEHMAN       THREE-MONTH     STRATEGIC                 LEHMAN       THREE-MONTH
             ALLOCATION:   S&P 500    AGGREGATE        U.S.         ALLOCATION:    S&P 500   AGGREGATE       U.S.
             AGGRESSIVE              BOND INDEX    TREASURY BILL    AGGRESSIVE               BOND INDEX    TREASURY BILL
---------------------------------------------------------------------------------------------------------------------
6 MONTHS(1)... 12.74%      15.03%       4.09%         2.55%          12.61%        15.03%       4.09%        2.55%

1 YEAR ....... 22.62%      30.68%      10.91%         5.16%          22.31%        30.68%      10.91%        5.16%
---------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS

LIFE OF FUND.. 16.53%      27.71%      7.79%(2)       5.15%(2)       18.07%        33.51%       9.54%        5.16%

(1) Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

See pages 66-68 for more information about share classes, returns, and the comparative indices.


[line chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 2/29/96

                                  Value on May 31, 1998
              Strategic:                          Lehman           3-Month
              Aggressive         S&P 500         Aggregate          T-Bill

2/29/96         $10,000          $10,000          $10,000          $10,000
3/31/96         $10,101          $10,133          $9,930           $10,041
4/30/96         $10,423          $10,269          $9,875           $10,082
5/31/96         $10,544          $10,504          $9,855           $10,125
6/30/96         $10,524          $10,586          $9,987           $10,167
7/31/96         $10,081          $10,102          $10,014          $10,211
8/30/96         $10,323          $10,292          $9,997           $10,254
9/30/96         $10,766          $10,911          $10,172          $10,297
10/31/96        $10,847          $11,197          $10,397          $10,339
11/30/96        $11,149          $12,018          $10,575          $10,382
12/31/96        $11,068          $11,822          $10,477          $10,425
1/31/97         $11,352          $12,544          $10,509          $10,469
2/28/97         $11,190          $12,619          $10,535          $10,513
3/31/97         $10,804          $12,141          $10,418          $10,558
4/30/97         $11,007          $12,847          $10,574          $10,603
5/31/97         $11,657          $13,600          $10,674          $10,648
6/30/97         $12,063          $14,258          $10,801          $10,691
7/31/97         $12,774          $15,367          $11,092          $10,736
8/31/97         $12,408          $14,484          $10,998          $10,783
9/30/97         $13,078          $15,319          $11,160          $10,827
10/31/97        $12,571          $14,791          $11,322          $10,871
11/30/97        $12,692          $15,450          $11,374          $10,919
12/31/97        $12,865          $15,757          $11,488          $10,966
1/31/98         $12,907          $15,917          $11,636          $11,012
2/28/98         $13,697          $17,038          $11,627          $11,058
3/31/98         $14,294          $17,951          $11,667          $11,105
4/30/98         $14,443          $18,115          $11,728          $11,150
5/31/98         $14,294          $17,773          $11,839          $11,197

The charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and Three-Month Treasury Bill indices are provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Strategic Aggressive's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not.


[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MAY 31)

                     Strategic:                     Lehman         3-Month
                     Aggressive       S&P 500      Aggregate        T-Bill
2/29/96-5/31/96         5.44%          5.04%         -1.45%         1.25%
5/31/96-5/31/97        10.55%         29.48%          8.32%         5.17%
5/31/97-5/31/98        22.62%         30.68%         10.91%         5.16%

* From 2/29/96 (the date nearest the fund's inception for which index data are available).


                                               www.americancentury.com       37


Strategic Aggressive--Q&A
-----------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the American Century Strategic Asset Allocation funds management team.

HOW DID THE STRATEGIC AGGRESSIVE FUND PERFORM?

     For the six months ended May 31, 1998, the fund's Investor Class shares posted a total return of 12.74%, compared with the 9.60% return of its benchmark. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT IS THE FUND'S BENCHMARK?

     It's a combination of 11 different market indices--four U.S. stock indices, two foreign stock indices, two U.S. bond indices, two foreign bond indices, and one money market index. These indices represent the various asset classes in which the fund invests and are weighted to match the fund's neutral asset mix.

     Strategic Aggressive beat its benchmark during the period, mainly because of the significant outperformance of its foreign stock holdings.

WHY DID YOUR FOREIGN STOCKS DO SO WELL?

     Asia was the main difference. We virtually eliminated Asian stocks from our foreign stock portfolio, and we are almost double our neutral weighting in Europe (see the chart on page 39). In contrast, Asia is more than a third of the foreign stock portion of the benchmark.

     Asian stock market performance was a disaster, while European equity returns were among the best in the world, with many countries returning better than 30% during the six-month period. Foreign stocks make up 20% of the portfolio, so our shift into Europe added substantially to returns.

DID YOU MAKE ANY CHANGES TO THE ASSET MIX OVER THE PAST SIX MONTHS?

     We kept the portfolio pretty close to its neutral mix of 75% stocks, 20% bonds, 5% cash. But stocks outperformed bonds and cash during the period, so we did some minor rebalancing. We sold some stocks in April and shifted the proceeds into bonds and money market securities to maintain neutral weightings.

     Instead of making significant changes to the asset mix, we concentrated on making adjustments within each asset class to try to enhance performance. Our shift into European stocks is one example of this approach.

THE FUND'S BIGGEST HOLDING IS U.S. STOCKS. WHAT ADJUSTMENTS DID YOU MAKE TO THIS PORTION OF THE PORTFOLIO?

     We began moving away from smaller, value-oriented stocks toward an emphasis on large-company growth stocks. This was a difficult decision, because there are a lot of very attractive values among the stocks of small- and mid-sized companies. However, when corporate earnings start to weaken--as they have recently--investors tend to gravitate toward large-company stocks with relatively consistent growth and earnings.

     We also looked for companies that rely on domestic consumer demand. A good example is Home Depot, which is a chain of retail stores that sells building materials and home improvement products. Home Depot's customers are in the U.S., where economic conditions are favorable and consumer demand is healthy. As a result, the drop-off in demand from Asia hasn't negatively affected the company's sales.


[left margin]

"STRATEGIC AGGRESSIVE BEAT ITS BENCHMARK DURING THE PERIOD, MAINLY BECAUSE OF THE SIGNIFICANT OUTPERFORMANCE OF ITS FOREIGN STOCK HOLDINGS."

[pie chart]
ASSET ALLOCATION  (AS OF MAY 31, 1998)
PERCENT OF FUND INVESTMENTS
  U.S. Stocks                53%
  Foreign Stocks             20%
  Money Market Securities     9%
  Foreign Bonds               6%
  U.S. Bonds                 12%

See page 67 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on page 68.


38      1-800-345-2021


Strategic Aggressive--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

     If anything, Asia has had a positive effect on Home Depot's business--some of the products the company sells are produced in Asia, so its stores are getting these products at cheaper prices. It's not surprising that Home Depot's stock returned more than 40% during the six-month period.

WHAT ABOUT THE FUND'S U.S. BOND HOLDINGS?

     We cut back our Treasury holdings quite a bit as their yields hit all-time lows. In their place, we added some callable government agency securities. Callable securities tend to offer higher yields because they can be redeemed--or called--by the issuer before the maturity date.

     Calling a bond is kind of like refinancing a home mortgage--when interest rates fall significantly, homeowners can often reduce their interest payments by taking out a new mortgage and paying off the old one. Bond issuers do the same thing with callable bonds when rates decline. But interest rates were fairly stable during the past six months, so there wasn't any incentive for issuers to call these bonds. As a result, the fund got some extra yield with very little risk of a call.

     We also bought more asset-backed securities, including bonds backed by commercial mortgages and home-equity loans. These bonds added greater diversification to the fund's fixed-income holdings. We purchased them when they were more attractively priced than most corporate bonds, and they have since performed better than corporates.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR THE FUND'S ASSET ALLOCATION STRUCTURE?

     We intend to position the portfolio more defensively in the coming months. With U.S. stock market indices at or near all-time highs and U.S. bond yields close to record lows, we think it makes sense to be a little cautious.

     For the Strategic Aggressive fund, this means cutting back on U.S. stocks and shifting into U.S. bonds and cash. Domestically, we believe that bonds have better return potential than stocks for the second half of 1998.

WHAT MAKES U.S. BONDS MORE ATTRACTIVE THAN STOCKS?

     It comes down to whether you think the high stock prices or low bond yields are sustainable going forward. For bonds, the reasons behind the low interest rate environment are a lack of inflation and the financial crisis in Asia. These situations aren't likely to change in the next six months--it will be awhile before Asia solves its economic problems, and in the meantime, expectations of low commodities prices and cheap exports from Asia should help keep global inflation low.


[right margin]

FUND'S U.S. STOCKS (AS OF MAY 31, 1998)
  NUMBER OF COMPANIES       352
  DIVIDEND YIELD            1.36%
  PRICE/EARNINGS RATIO      27.8
                                             % OF FUND'S            % OF
                                             U.S. STOCKS            FUND
TOP 5 U.S. STOCKS
  ALLSTATE CORP.                                 1.5%               0.8%
  MICROSOFT CORP.                                1.4%               0.7%
  TYCO INTERNATIONAL LTD.                        1.2%               0.6%
  FANNIE MAE                                     1.2%               0.6%
  DOW CHEMICAL CO.                               1.2%               0.6%


FUND'S FOREIGN STOCKS (AS OF MAY 31, 1998)
  NUMBER OF COMPANIES      217
  DIVIDEND YIELD           1.16%
                                              % OF FUND'S           % OF
                              COUNTRY       FOREIGN STOCKS          FUND
TOP 5 FOREIGN STOCKS
  ING GROEP N.V.            NETHERLANDS          2.2%               0.4%
  MARSCHOLLEK,
    LAUTENSCHLAEGER
    UND PARTNER AG            GERMANY            2.1%               0.4%
  MANNESMANN AG               GERMANY            2.0%               0.4%
  MISYS PLC                    U.K.              1.6%               0.3%
  JULIUS BAER
    HOLDING AG              SWITZERLAND          1.6%               0.3%

[pie chart]
PERCENT OF FUND'S FOREIGN STOCKS
  Europe                   87%
  Asia/Pacific              4%
  Americas
    (excluding U.S.)        7%
  South Africa              1%
  Middle East               1%


                                               www.americancentury.com       39


Strategic Aggressive--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

     The stock market rally, on the other hand, has been dependent on a healthy U.S. economy and solid corporate earnings growth. Corporate profits are already lower than they were a year ago, and we expect them to remain lackluster through the end of this year. In addition, a big build-up of inventories in the first quarter and weak consumer demand from Asia will probably slow the economy.

     The bottom line is that we see more downside risk in stocks than in bonds. And even if both markets go sideways for the rest of the year, bonds offer interest rates of 5-6% a year, whereas stocks pay out dividends of 2% or less--if they pay any at all.

ARE YOU PLANNING TO SHIFT SIGNIFICANTLY OUT OF U.S. STOCKS?

     No. The adjustments I'm talking about are likely to be fairly small. Strategic Aggressive is managed to maintain a specific strategic position, so we don't stray too far from its neutral asset mix. To make sure of this, the fund's prospectus includes operating ranges for each asset class that we are obligated to stay within. For example, our neutral weighting for stocks is 75%, and we must keep it between 60% and 90%.

ARE THERE STILL GOOD INVESTMENT OPPORTUNITIES OVERSEAS?

     Definitely. Europe is still a great place to invest, especially for stocks, as privatization and productivity improvements sweep the Continent. Unemployment remains an issue, and it might get worse before it gets better as companies cut costs and become more efficient. But if Europe continues along the same path that the U.S. started on five years ago, the region will likely have healthier economies and lower unemployment down the road.

     Asia, on the other hand, is not yet a buying opportunity. Japan still needs to address its banking crisis, economic woes, and growing government budget deficit. Until Japan starts to make some progress, the rest of Asia won't be able to fully recover from its own problems.

     As a result, we plan to maintain at least a neutral weighting in foreign stocks and continue our concentration in Europe.


[left margin]

"THE BOTTOM LINE IS THAT WE SEE MORE DOWNSIDE RISK IN  STOCKS THAN IN BONDS."

[pie charts]
FUND'S U.S. BONDS (AS OF MAY 31, 1998)
  NUMBER OF SECURITIES          65
  WEIGHTED AVERAGE MATURITY     14.11 YEARS
  AVERAGE DURATION              4.64 YEARS

PERCENT OF FUND'S U.S. BONDS
  Corporate Securities          53%
  U.S. Govt. Agency              4%
  U.S. Treasury Bonds            5%
  Asset-Backed                   8%
  U.S. Treas. Notes             12%
  Mortgage-Backed               18%



FUND'S FOREIGN BONDS (AS OF MAY 31, 1998)
  NUMBER OF SECURITIES          18
  WEIGHTED AVERAGE MATURITY     5.50 YEARS
  AVERAGE DURATION              4.77 YEARS

PERCENT OF FUND'S FOREIGN BONDS
  Europe                        50%
  Asia/Pacific                  16%
  Americas
    (excluding U.S.)            34%


40      1-800-345-2021


Aggressive--Schedule of Investments
-----------------------------------------------------------------------------
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------
COMMON STOCKS, RIGHTS & WARRANTS

AEROSPACE & DEFENSE-2.0%

                   4,600   Anaren Microwave, Inc.(1)          $       76,906

                   4,200   BE Aerospace, Inc.(1)                     121,406

                   4,300   Boeing Co.                                204,788

                   4,000   Bombardier Inc. Cl B ORD                  102,867

                  26,300   British Aerospace PLC ORD                 233,093

                     800   Cie des Signaux SA ORD                     62,172

                   1,100   Cordant Technologies Inc.                  54,863

                   6,400   General Dynamics Corp.                    284,400

                   1,900   Gulfstream Aerospace Corp.(1)              80,750

                   2,500   Litton Industries, Inc.(1)                144,844

                   2,200   Lockheed Martin Corp.                     246,950

                   7,100   Raytheon Co. Cl B                         388,281

                   2,500   Triumph Group, Inc.(1)                    122,500

                   8,900   United Technologies Corp.                 836,600
                                                             ------------------

                                                                   2,960,420
                                                             ------------------

AGRICULTURE-0.2%

                   9,300   Pioneer Hi-Bred International,
                              Inc.                                   353,981
                                                             ------------------

AIRLINES-0.4%

                   1,300   AMR Corp.(1)                              200,119

                  12,300   British Airways plc ORD                   130,193

                     200   Delta Air Lines Inc.                       23,000

                   5,600   Finnair Oyj ORD                            57,800

                   2,800   Midway Airlines Corp.(1)                   53,900

                   1,000   US Airways Group Inc.(1)                   70,000
                                                             ------------------

                                                                     535,012
                                                             ------------------

AUTOMOBILES & AUTO PARTS-2.0%

                     180   Bayerische Motoren Werke
                              (BMW) AG ORD                           190,387

                      36   Bayerische Motoren Werke
                              (BMW) AG ORD(1)                         37,613

                   3,000   Bridgestone Corp. ORD                      68,260

                   3,000   Chrysler Corp.                            166,875

                   5,200   Coachmen Industries, Inc.                 123,825

                  13,100   Cooper Tire and Rubber Company            310,306

                   2,000   Daimler-Benz AG ORD                       201,457

                   4,600   Dura Automotive Systems, Inc.(1)          168,763

                   4,800   Ford Motor Co.                            249,000

                   3,000   Honda Motor Co., Ltd. ORD                 101,959

                   1,300   Magna International Inc. Cl A ORD          91,413

                     400   PACCAR Inc.                                22,088

                     100   Porsche AG ORD                            274,510

                  10,100   Superior Industries International,
                              Inc.                                   294,163

                   7,400   Tower Automotive, Inc.(1)                 347,338

                     380   Volkswagen AG ORD                         308,045
                                                             ------------------

                                                                   2,956,002
                                                             ------------------


Shares                                                               Value
-----------------------------------------------------------------------------

BANKING-6.2%

                  11,020   Banc One Corp.                     $      607,478

                 101,700   Banca di Roma ORD                         209,545

                   3,198   Banca Popolare di Bergamo
                              Credito Varesino SpA ORD                75,163

                   5,400   Banca Popolare di Brescia ORD             111,570

                     412   Banco Espirito Santo e Comercial
                              de Lisboa, SA ORD(1)                    14,482

                   3,300   Banco Espirito Santo e Comercial
                              de Lisboa, SA ORD                      115,996

                   3,300   Banco Espirito Santo e Comercial
                              de Lisboa, SA Rights ORD(1)             23,199

                  10,700   Banco Mello, S.A. ORD                     148,946

                   1,300   Banco Popular Espanol SA ORD              103,026

                   3,400   BankAmerica Corp.                         281,138

                   1,700   Banque Nationale de Paris ORD             145,122

                   5,200   Chase Manhattan Corp.                     706,875

                   1,500   Citicorp                                  223,688

                   1,000   Corporacion Bancaria de Espana
                              SA ORD                                  85,119

                   1,600   Credit Suisse Group ORD                   351,648

                  19,900   Credito Italiano ORD                      110,904

                     500   Crestar Financial Corp.                    28,719

                   3,100   Deutsche Pfandbrief-und
                              Hypothekenbank AG ORD                  248,000

                   2,100   Erste Bank Der Oesterreichischen
                              Sparkassen AG ORD                      127,252

                   6,700   Espirito Santo Financial Holding
                              S.A. ADR                               170,431

                   4,500   First Security Corp.                      102,094

                  11,900   First Union Corp.                         658,219

                   7,300   First Virginia Banks, Inc.                381,425

                   3,000   Imperial Bancorp(1)                        87,750

                   1,700   Mellon Bank Corp.                         114,644

                  11,250   Mercantile Bancorporation Inc.            575,156

                  16,800   Merita OY Ltd. Cl A ORD                   105,588

                     700   National Mortgage Bank of
                              Greece ORD                              50,067

                  11,600   NationsBank Corp.                         878,700

                  10,200   Norwest Corp.                             396,525

                   3,400   PNC Bank Corp.                            196,350

                   4,300   Peoples Heritage Financial
                              Group, Inc.                             96,616

                   1,600   Providian Financial Corp.                 101,800

                   1,600   Redfed Bancorp Inc.(1)                     32,350

                   3,500   Regions Financial Corp.                   143,719

                   1,300   Societe Generale Cl A ORD                 257,350

                     160   Union Bank of Switzerland ORD             268,590

                   2,050   Van der Moolen Holding N.V.
                              ORD                                    148,255

                   5,400   Wachovia Corp.                            432,338

                     300   Wells Fargo & Co.                         108,450

                     800   Zions Bancorporation                       41,450
                                                             ------------------

                                                                   9,065,737
                                                             ------------------

See Notes to Financial Statements


                                               www.americancentury.com       41


Aggressive--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

BIOTECHNOLOGY-0.5%

                   3,800   Genzyme Corp.(1)                   $      104,144

                   7,400   IDEC Pharmaceuticals Corp.(1)             232,638

                   3,600   Immunex Corp.(1)                          222,750

                   3,700   PathoGenesis Corp.(1)                     132,275
                                                             ------------------

                                                                     691,807
                                                             ------------------

BROADCASTING & MEDIA-1.0%

                  11,000   CBS Corporation                           349,250

                   5,100   Clear Channel Communications,
                              Inc.(1)                                488,963

                   1,102   Havas Advertising SA ORD                  232,882

                   1,102   Havas Advertising Warrants
                              ORD(1)                                   3,130

                     800   Heftel Broadcasting Corp.(1)               30,275

                     700   Jacor Communications, Inc.(1)              36,969

                   6,899   Primedia Limited Cl N ORD                  54,865

                   1,300   Societe Television Francaise 1
                              ORD                                    183,294

                  29,000   Taylor Nelson AGB plc ORD                  64,374
                                                             ------------------

                                                                   1,444,002
                                                             ------------------

BUILDING & HOME IMPROVEMENTS-0.3%

                   2,100   American Standard Companies
                              Inc.(1)                                101,325

                   9,800   Cemex SA de CV Cl B Rights
                              ORD(1)                                     102

                   8,200   Premark International, Inc.               262,913

                   4,600   Royal Group Technologies Ltd.
                              ORD(1)                                 124,615
                                                             ------------------

                                                                     488,955
                                                             ------------------

BUSINESS SERVICES & SUPPLIES-2.4%

                   5,800   Admiral plc ORD                           116,914

                   1,700   Altran Technologies SA ORD                347,895

                   2,000   Applied Graphics Technologies,
                              Inc.(1)                                 96,000

                     400   Athlon Groep N.V. ORD                      71,375

                   3,700   Billing Information Concepts
                              Corp.(1)                                86,025

                   8,700   Bracknell Corp. ORD(1)                     31,066

                   1,342   Brunel International NV ORD                52,362

                  12,400   CGI Group, Inc. ORD(1)                    256,302

                  10,000   Capita Group Plc ORD                       88,302

                   3,304   Cendant Corp.(1)                           71,656

                     400   Creyf's NV ORD                            104,261

                   4,000   Dun & Bradstreet Corp. (The)              135,000

                   4,200   Goode Durrant plc ORD                      39,075

                   4,000   HA-LO Industries, Inc.(1)                 123,750

                   6,200   Hays plc ORD                              113,340

                   8,450   International Telecommunication
                              Data Systems, Inc.(1)                  209,666

                   2,600   Kelly Services, Inc. Cl A                  96,038

                   7,600   Metamor Worldwide, Inc.(1)                228,238


Shares                                                               Value
-----------------------------------------------------------------------------

                   2,850   Metzler Group, Inc. (The)(1)         $     78,998

                   5,400   PMT Services, Inc.                        104,963

                   6,075   Parity plc ORD                             84,779

                  14,748   Robert Walters plc ORD                    124,090

                   8,700   Select Appointments Holdings
                              plc ORD                                124,464

                     400   Sixt AG ORD                                62,297

                   7,700   Triad Group PLC ORD                        93,820

                   2,200   U.S. Filter Corp.(1)                       66,963

                   5,882   Unique International NV ORD               196,759

                   1,900   Valassis Communications, Inc.(1)           66,856

                   3,000   Vedior NV ORD (Acquired
                              8/8/97-2/2/98,
                              Cost $64,626)(2)                        95,432

                  18,400   WPP Group plc ORD                         117,727
                                                             ------------------

                                                                   3,484,413
                                                             ------------------

CHEMICALS & RESINS-1.4%

                   1,200   Air Products and Chemicals, Inc.          104,400

                   9,300   Dow Chemical Co.                          900,938

                   2,400   du Pont (E.I.) de Nemours & Co.           184,800

                   8,200   Great Lakes Chemical Corp.                328,000

                   7,600   Lubrizol Corp.                            264,100

                   5,200   Nalco Chemical Co.                        195,000

                   1,900   Praxair, Inc.                              93,694
                                                             ------------------

                                                                   2,070,932
                                                             ------------------

COMMUNICATIONS EQUIPMENT-1.9%

                   5,700   Advanced Fibre Communications,
                              Inc.(1)                                211,256

                   5,100   Ascend Communications, Inc.(1)            220,097

                   8,200   Ericsson (L.M.) Telephone Co.
                              ADR                                    228,831

               1,577,500   Ericsson Telecomunicacoes S.A.
                              ORD                                     32,023

                   1,700   Europolitan Holdings AB ORD               105,543

                   4,400   Excel Switching Corp.(1)                   86,625

                   9,200   Lucent Technologies Inc.                  652,625

                   5,600   Motorola, Inc.                            296,450

                   3,400   Nokia Corp. Cl A ADR                      220,788

                   1,800   Northern Telecom Ltd. ORD                 115,324

                   7,900   RELTEC Corp.(1)                           290,325

                   3,200   Tekelec(1)                                141,900

                   3,300   Tellabs, Inc.(1)                          226,772
                                                             ------------------

                                                                   2,828,559
                                                             ------------------

COMMUNICATIONS SERVICES-4.1%

                   8,100   AT&T Corp.                                493,088

                   9,300   AirTouch Communications, Inc.(1)          442,913

                   1,190   Alcatel Alsthom Compagnie
                              Generale ORD                           254,460

                  10,600   Ameritech Corp.                           449,838

                   2,100   BCE Inc. ORD                               97,123

                   4,100   Bell Atlantic Corp.                       375,663

See Notes to Financial Statements


42      1-800-345-2021


Aggressive--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

                   7,500   BellSouth Corp.                    $      483,750

                   3,000   Datacraft Asia Limited ORD                  8,700

                   2,946   Energis plc ORD(1)                         41,593

                   3,200   GTE Corp.                                 186,600

                   1,300   Global TeleSystems Group, Inc.(1)          49,766

                   2,700   Hellenic Telecommunication
                              Organization SA (OTE) ORD               79,248

                   1,700   Intrasoft S.A. ORD                        113,146

                   3,500   Magyar Tavkozlesi Rt. ADR(1)               98,000

                       1   NTT Data Corp. ORD                         40,035

                   2,700   NetCom Systems AB Cl B ORD(1)             103,261

                   1,300   Portugal Telecom S.A. ORD                  68,234

                  14,200   SBC Communications Inc.                   552,025

                   2,300   Tele Danmark A/S Cl B ORD                 215,121

                     600   Telecel-Comunicacaoes Pessoais,
                              SA ORD(1)                              104,975

                  26,200   Telecom Italia SpA ORD(1)                 197,838

                   6,545   Telefonica de Espana ORD                  292,145

                   2,600   Teleglobe Inc. ORD                        134,888

                   1,100   Telinfo NV ORD(1)                         108,117

                  22,600   Vodafone Group plc ORD                    248,254

                  16,600   WorldCom, Inc.(1)                         755,819
                                                             ------------------

                                                                   5,994,600
                                                             ------------------

COMPUTER PERIPHERALS-1.0%

                   2,200   Certicom Corp. ORD(1)                      49,854

                   5,750   Cisco Systems Inc.(1)                     434,305

                   9,500   EMC Corp. (Mass.)(1)                      393,656

                  12,600   FORE Systems, Inc.(1)                     276,019

                     900   MICROS Systems, Inc.(1)                    52,706

                  10,100   Xylan Corp.(1)                            242,716
                                                             ------------------

                                                                   1,449,256
                                                             ------------------

COMPUTER SOFTWARE & SERVICES-5.7%

                  11,700   At Home Corp. Series A(1)                 405,844

                   6,800   BMC Software, Inc.(1)                     313,013

                   4,000   CBT Group Plc ADR(1)                      199,500

                     700   CDW Computer Centers, Inc.(1)              28,831

                   2,000   CMG plc ORD                                56,148

                   6,000   Cadence Design Systems, Inc.(1)           211,500

                   2,500   Cap Gemini N.V. ORD                       195,835

                   1,538   Cap Gemini SA ORD                         229,441

                   2,300   Computer Sciences Corp.                   119,456

                  13,400   Compuware Corp.(1)                        615,144

                   1,900   Deltek Systems, Inc.(1)                    39,663

                   8,900   Electronic Arts Inc.(1)                   386,038

                   8,800   Electronic Data Systems Corp.             320,100

                   2,500   Enator AB ORD(1)                           78,721

                 145,847   Founder Hong Kong Limited ORD              90,813

                   2,000   Fuji Soft ABC, Inc. ORD                    69,844

                   4,700   Geac Computer Corp. Ltd. ORD(1)           171,863

                   4,700   Getronics N.V. ORD                        233,610


Shares                                                               Value
-----------------------------------------------------------------------------

                   3,100   GTECH Holdings Corp.(1)             $     100,556

                   2,800   HBO & Co.                                 161,613

                   7,800   J.D. Edwards & Company(1)                 286,894

                   2,500   JDA Software Group, Inc.(1)               112,891

                   1,800   JetForm Corp.(1)                           34,313

                   3,000   Lernout & Hauspie Speech
                              Products N.V.(1)                       161,063

                   2,800   Logica plc ORD                             82,606

                   4,000   Macromedia, Inc.(1)                        63,375

                   3,100   Mastech Corp.(1)                           58,609

                   2,500   May & Speh, Inc.(1)                        41,641

                   2,000   Meitec ORD                                 68,116

                  12,700   Microsoft Corp.(1)                      1,077,516

                   7,949   Misys plc ORD                             479,532

                     900   Network Associates Inc.(1)                 55,153

                   1,400   Oracle Systems Corp.(1)                    33,031

                   4,284   Ordina Beheer N.V. ORD(1)                 144,156

                  10,100   Oshap Technologies, Ltd.(1)                84,272

                   7,100   Parametric Technology Corp.(1)            217,659

                   2,100   Project Software & Development,
                              Inc.(1)                                 47,381

                   2,400   Provida ASA ORD(1)                         53,425

                   6,400   QuadraMed Corp.(1)                        154,600

                     242   Resco AB Cl B ORD(1)                        7,990

                   3,800   Sage Group plc (The) ORD                   91,795

                   1,900   Saville Systems Ireland plc ADR(1)         76,119

                   2,000   SEMA Group plc ORD                         78,346

                     700   Shared Medical Systems Corp.               50,925

                     501   Simac Techniek N.V. ORD                   102,720

                   3,400   Sterling Software, Inc.(1)                 92,438

                   4,500   Superior Consultant Holdings
                              Corp.(1)                               191,250

                   1,300   Symantec Corp.(1)                          31,038

                     700   Tieto Corp. Cl B ORD                      153,531

                   3,200   Unisys Corp.(1)                            78,400

                   6,700   Vanstar Corp.(1)                           97,569

                     700   Visio Corp.(1)                             32,813
                                                             ------------------

                                                                   8,368,700
                                                             ------------------

COMPUTER SYSTEMS-0.9%

                   1,000   Apple Computer, Inc.(1)                    26,594

                   5,900   Dell Computer Corp.(1)                    486,197

                  18,000   Fujitsu Ltd. ORD                          206,077

                   2,000   Hewlett-Packard Co.                       124,250

                   2,500   International Business Machines
                              Corp.                                  293,438

                   1,000   OPTIMUS S.A. ORD(1)                        18,333

                   3,100   Sun Microsystems, Inc.(1)                 124,097
                                                             ------------------

                                                                   1,278,986
                                                             ------------------

See Notes to Financial Statements


                                               www.americancentury.com       43


Aggressive--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

CONSTRUCTION & PROPERTY  DEVELOPMENT-0.5%

                   1,100   Assa Abloy AB Cl B ORD             $       43,051

                     400   DLW AG ORD(1)                              69,244

                     700   Grupo Acciona SA ORD                      179,996

                  12,400   Jarvis plc ORD                            154,729

                   2,800   Kaufman & Broad Home Corp.                 71,925

                   2,100   Lafarge SA ORD                            212,947

                   2,400   NVR, Inc.(1)                               77,100
                                                             ------------------

                                                                     808,992
                                                             ------------------

CONSUMER PRODUCTS-1.8%

                   1,000   Atag Holding N.V. ORD                      68,940

                   1,100   Avon Products, Inc.                        89,994

                   2,400   Colgate-Palmolive Co.                     208,800

                   1,900   Electrolux AB Cl B ORD                    188,929

                   4,800   Gillette Company                          562,200

                  12,500   Helen of Troy Ltd.(1)                     238,672

                     700   Mattel, Inc.                               26,513

                   4,900   Maytag Corp.                              247,144

                  10,100   NBTY, Inc.(1)                             176,119

                   1,600   National Service Industries                81,600

                   6,500   Procter & Gamble Co. (The)                545,594

                   6,000   Rayovac Corporation(1)                    126,000

                   1,000   Whirlpool Corp.                            68,313
                                                             ------------------

                                                                   2,628,818
                                                             ------------------

CONTROL & MEASUREMENT-0.2%

                   1,800   Beckman Instruments, Inc.                 100,350

                     600   Keyence Corporation ORD                    72,105

                   1,000   Waters Corp.(1)                            58,250
                                                             ------------------

                                                                     230,705
                                                             ------------------

DIVERSIFIED COMPANIES-1.4%

                   4,841   Asko Oyj Cl A ORD                         103,947

                   7,375   Bodycote International plc ORD            151,070

                     400   Fiskars Oyj AB Cl A ORD                    56,768

                   7,800   General Electric Co. (U.S.)               650,325

                   3,000   Siebe plc ORD                              75,163

                  16,800   Tyco International Ltd.                   930,300

                   1,800   Unilever N.V.                             142,088
                                                             ------------------

                                                                   2,109,661
                                                             ------------------

ELECTRICAL & ELECTRONIC
COMPONENTS-2.0%

                  11,800   AMP, Inc.                                 448,400

                   2,000   Aiwa Co., Ltd. ORD                         60,196

                   9,500   Analog Devices, Inc.(1)                   234,531

                   2,700   Burr-Brown Corp.(1)                        69,272

                   5,300   Cree Research, Inc.(1)                     81,156

                     600   Draka Holding N.V. ORD                     25,647

                     800   Eaton Corp.                                71,850

                   8,300   Elektrim Spolka Akcyjna S.A.
                              ORD                                    109,129


Shares                                                               Value
-----------------------------------------------------------------------------

                   5,800   General Signal Corp.                $     238,525

                   4,200   Intel Corp.                               299,906

                     300   Le Carbone-Lorraine ORD                   136,819

                   9,000   Minebea Company Ltd. ORD                   92,087

                     900   Philips Electronics N.V.                   85,613

                   4,800   REMEC, Inc.(1)                             68,850

                   4,500   Sanmina Corp.(1)                          350,438

                     179   Sartorius AG ORD                           90,252

                   1,700   Sony Corp. ORD                            143,217

                     900   Texas Instruments Inc.                     46,238

                   6,700   Uniphase Corp.(1)                         341,281

                   1,200   Vitesse Semiconductor Corp.(1)             30,713
                                                             ------------------

                                                                   3,024,120
                                                             ------------------

ENERGY (PRODUCTION & MARKETING)-2.9%

                  12,100   Amoco Corp.                               505,931

                   7,000   Apache Corp.                              239,313

                   4,700   Atlantic Richfield Co.                    370,713

                  10,500   Burlington Resources Inc.                 442,313

                     900   Camco International, Inc.                  62,775

                  15,000   Canadian 88 Energy Corp. ORD(1)            66,953

                   4,100   Chevron Corp.                             327,488

                   6,800   Exxon Corp.                               479,400

                   5,700   Murphy Oil Corp.                          286,781

                  17,200   Seagull Energy Corp.(1)                   284,875

                   4,500   Sun Company, Inc.                         191,250

                   3,400   Texaco Inc.                               196,350

                   3,100   Ultramar Diamond Shamrock Corp.            99,006

                  12,600   Unocal Corp.                              448,875

                   6,800   Williams Companies, Inc. (The)            220,575
                                                             ------------------

                                                                   4,222,598
                                                             ------------------

ENERGY (SERVICES)-1.2%

                   6,600   Berkley Petroleum Corp. ORD(1)             53,706

                   2,900   BJ Services Co.(1)                         94,794

                   2,400   Det Sondenfjelds-Norske
                              Dampskibsselskab Cl A ORD               51,358

                   2,800   Diamond Offshore Drilling, Inc.           133,875

                   5,800   EVI, Inc.(1)                              293,263

                   5,100   Ensco International Inc.                  129,094

                   3,400   Global Industries, Ltd.(1)                 72,356

                   7,900   Noble Drilling Corp.(1)                   233,050

                   1,900   Parker Drilling Co.(1)                     16,031

                   1,600   Petroleum Geo-Services ASA
                              ADR(1)                                 104,800

                   1,000   Rowan Companies, Inc.(1)                   25,563

                     100   Schoeller-Bleckmann Oilfield
                              Equipment AG ORD                        12,900

                   5,800   Tidewater Inc.                            220,400

                   4,000   Transocean Offshore                       197,250

                   2,400   Veritas DGC Inc.(1)                       124,350
                                                             ------------------

                                                                   1,762,790
                                                             ------------------

See Notes to Financial Statements


44      1-800-345-2021


Aggressive--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

ENVIRONMENTAL SERVICES-0.8%

                  11,100   Browning-Ferris Industries, Inc.  $       394,744

                   4,500   Superior Services Inc.(1)                 137,250

                   1,600   Tomra Systems ASA ORD                      49,609

                   9,190   USA Waste Services, Inc.(1)               433,653

                   4,300   Waste Management, Inc.                    139,750
                                                             ------------------

                                                                   1,155,006
                                                             ------------------

FINANCIAL SERVICES-5.4%

                   6,400   AMRESCO, INC.(1)                          216,000

                  15,100   Amvescap Plc ORD                          161,556

                   3,947   Associates First Capital Corp.            295,285

                  18,200   Banca Intesa S.p.A. ORD                   113,378

                   2,800   Banca Nazionale del Lavoro
                              ORD(1)                                  75,596

                   6,000   Bank of Ireland ORD                       112,720

                   2,000   Bear Stearns Companies Inc.               108,500

                  13,600   CIT Group Holdings, Inc. (The)
                              Cl A                                   428,400

                   9,100   Close Brothers Group plc ORD              121,052

                  18,300   Corporacion Financiera Reunida,
                              S.A. ORD(1)                            264,238

                     900   Deutsche Bank AG ORD                       77,445

                   1,600   Dresdner Bank AG ORD                       89,905

                   2,600   Equitable Companies Inc.                  179,075

                  15,100   Fannie Mae                                904,113

                   5,400   Heller Financial, Inc.(1)                 150,525

                   9,379   ING Groep N.V. ORD                        643,789

                   2,800   Investor's Group, Inc. ORD                102,098

                     160   Julius Baer Holding AG ORD                460,595

                   4,522   Kempen & Company NV ORD                   319,613

                   1,900   Lehman Brothers Holdings, Inc.            134,781

                  14,600   Merkantildata ASA ORD                     204,094

                   1,500   Merrill Lynch & Co., Inc.                 134,250

                   9,170   Morgan Stanley Dean Witter,
                              Discover & Co.                         715,833

                   8,380   Newcourt Credit Group Inc. ORD
                              (Acquired 2/15/96-2/6/98,
                              Cost $281,603)(2)                      411,447

                   6,200   OM Gruppen AB ORD                         126,463

                   3,570   Provident Financial plc ORD                55,997

                   1,050   Schroders plc ORD                          30,814

                   7,200   Sirrom Capital Corp.                      191,700

                  14,500   Skandia Forsakrings AB ORD                211,653

                  13,100   Travelers Group, Inc.                     799,100

                     100   Vontobel Holding AG Cl B ORD              141,576
                                                             ------------------

                                                                   7,981,591
                                                             ------------------

FOOD & BEVERAGE-3.3%

                   7,100   American Italian Pasta Co. Cl A(1)        254,713

                  25,677   Archer-Daniels-Midland Co.                484,653

                   5,500   Bestfoods                                 310,406

                   1,000   Campofrio Alimentacion SA
                              ORD(1)                                  84,064


Shares                                                               Value
-----------------------------------------------------------------------------

                   2,900   Coca-Cola Company (The)            $      227,288

                   8,300   Coca-Cola Enterprises, Inc.               311,769

                  15,300   Diageo plc ORD                            172,936

                   1,220   Fomento Economico Mexica UBD
                              ORD(1)                                  40,485

                     900   Groupe Danone ORD                         242,215

                   2,000   Grupo Industrial Emprex  Class B
                              ORD                                     10,786

                     900   Hain Food Group, Inc. (The)(1)             20,278

                   2,800   Hershey Foods Corp.                       193,900

                   2,800   Hormel Foods Corp.                         94,150

                  25,500   IBP, Inc.                                 494,063

                   9,500   Iceland Group Plc ORD                      37,757

                   1,300   Lance, Inc.                                27,341

                     140   Nestle S.A. ORD                           299,481

                   7,300   Northland Cranberries, Inc.               115,888

                   3,500   OY Hartwall AB ORD                        101,602

                   4,900   PepsiCo, Inc.                             199,981

                   2,200   Quaker Oats Co. (The)                     126,913

                     800   Raisio Group plc ORD                      149,661

                   4,800   Richfood Holdings, Inc.                   117,300

                   4,400   Smithfield Foods, Inc.(1)                 118,938

                   1,400   South African Breweries Ltd. ORD           39,484

                   1,700   Suiza Foods Corp.(1)                       99,344

                  13,700   Tyson Foods, Inc. Cl A                    289,413

                  10,400   Universal Foods Corp.                     247,650
                                                             ------------------

                                                                   4,912,459
                                                             ------------------

FURNITURE & FURNISHINGS-0.3%

                   2,100   CompX International Inc.(1)                48,825

                   3,600   Ethan Allen Interiors Inc.                181,125

                   7,000   Furniture Brands International,
                              Inc.(1)                                206,500

                   3,100   O'Sullivan Industries Holdings,
                              Inc.(1)                                 46,500
                                                             ------------------

                                                                     482,950
                                                             ------------------

HEALTHCARE-0.3%

                   1,200   Cardinal Health, Inc.                     106,950

                   1,200   Concentra Managed Care, Inc.(1)            28,125

                   1,100   Hooper Holmes, Inc.                        25,575

                   2,500   Province Healthcare Co.(1)                 64,141

                   1,400   RehabCare Group, Inc.(1)                   36,269

                   1,100   Tenet Healthcare Corp.(1)                  38,500

                   2,900   Wellpoint Health Networks Inc.(1)         188,500
                                                             ------------------

                                                                     488,060
                                                             ------------------

INDUSTRIAL EQUIPMENT & MACHINERY-1.2%

                  44,000   Ashtead Group plc ORD                     195,701

                   9,900   Caterpillar Inc.                          543,881

                   6,200   Ingersoll-Rand Co.                        279,388

                   7,700   Johnstown America Industries,
                              Inc.(1)                                139,563

                     600   Mannesmann AG ORD                         586,555
                                                             ------------------

                                                                   1,745,088
                                                             ------------------

See Notes to Financial Statements


                                               www.americancentury.com       45


Aggressive--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

INSURANCE-4.0%

                   2,357   ASR Verzekeringsgroep N.V. ORD     $      205,603

                   3,700   Aetna Inc.                                289,294

                 868,600   Aksigorta A.S. ORD                         52,959

                     611   Allianz AG ORD(1)                         193,025

                  12,600   Allstate Corp.                          1,185,886

                   2,200   American International Group, Inc.        272,388

                   2,141   Axa-UAP ORD                               243,572

                   2,900   CMAC Investment Corp.                     175,450

                   2,700   CNA Financial Corp.(1)                    408,375

                   5,000   Chubb Corp. (The)                         397,813

                   5,100   Companhia de Seguros Mundial
                              Confianca, SA ORD(1)                   156,848

                   4,200   Conseco Inc.                              195,825

                   2,400   Everest Reinsurance Holdings, Inc.         93,300

                   3,000   Gallagher (Arthur J.) & Co.               129,375

                   1,300   General Re Corp.                          285,838

                   3,400   Kingsway Financial Services
                              ORD(1)                                  41,325

                   2,100   LandAmerica Financial Group, Inc.         100,275

                   1,000   Liberty Life Association of Africa
                              Ltd. ORD                                27,737

                   4,000   Lincoln National Corp.                    359,500

                   1,200   Orion Capital Corp.                        67,575

                   3,200   Pohjola Insurance Group Cl B
                              ORD                                    175,170

                  59,100   Premafin Finanziaria S.p.A. ORD(1)         51,060

                  10,300   SAFECO Corp.                              480,881

                   8,100   Sage Group Limited ORD                     42,814

                   4,700   Sampo Insurance Company Ltd.
                              ORD                                    218,298

                   8,200   Storebrand ASA ORD(1)                      76,057

                     500   Vesta Insurance Group, Inc.                26,344
                                                             ------------------

                                                                   5,952,587
                                                             ------------------

LEISURE-0.8%

                     990   Accor SA ORD                              271,398

                     600   Anchor Gaming(1)                           54,394

                   1,400   Disney (Walt) Co.                         158,375

                   2,800   Eastman Kodak Co.                         199,850

                   2,500   Infogrames Entertainment SA
                              ORD(1)                                 157,868

                     200   Moevenpick Holding AG Bearer
                              ORD                                    113,935

                   3,500   Polaroid Corp.                            141,969

                   1,500   Scandic Hotels AB ORD                      57,367

                  20,779   Thomson Travel Group plc ORD(1)            60,878
                                                             ------------------

                                                                   1,216,034
                                                             ------------------

MACHINERY & EQUIPMENT-0.6%

                   1,000   Aviation Sales Co.(1)                      38,188

                   3,400   Deere & Co.                               176,375

                     250   Georg Fischer AG ORD                      109,553


Shares                                                               Value
-----------------------------------------------------------------------------

                   7,800   Pinnacle Systems, Inc.(1)          $      262,275

                      90   Rieter Holdings Ltd. ORD(1)                68,199

                   2,500   Sundstrand Corp.                          155,000

                     600   Swisslog Holding AG ORD                    62,698
                                                             ------------------

                                                                     872,288
                                                             ------------------

MEDICAL EQUIPMENT & SUPPLIES-0.8%

                   1,200   Advanced Technology
                              Laboratories, Inc.(1)                   54,338

                   1,600   AmeriSource Health Corp.(1)                87,000

                   5,100   CONMED Corp.(1)                           108,534

                   2,000   Cyberonics, Inc.(1)                        22,750

                   2,700   CyberOptics Corp.(1)                       45,984

                   1,100   Datascope Corp.(1)                         30,697

                   2,500   Guidant Corp.                             161,094

                   2,900   Hillenbrand Industries, Inc.              179,075

                   2,300   Physician Sales & Service, Inc.(1)         28,822

                   7,700   STERIS Corp.(1)                           480,772

                   1,600   Teleflex Inc.                              64,700
                                                             ------------------

                                                                   1,263,766
                                                             ------------------

METALS & MINING-0.6%

                   4,738   Aalberts Industries N.V. ORD              144,596

                   2,800   Aluminum Co. of America                   194,250

                   6,200   Arch Coal Inc.                            149,963

                   4,400   Mytilineos S.A. ORD                        68,252

                     700   Parker-Hannifin Corp.                      28,744

                   5,200   Reynolds Metals Co.                       301,600
                                                             ------------------

                                                                     887,405
                                                             ------------------

OFFICE EQUIPMENT & SUPPLIES-0.6%

                   6,100   Kronos Inc.(1)                            217,313

                   1,700   Samas Groep N.V. ORD                      126,323

                   5,400   Xerox Corp.                               554,850
                                                             ------------------

                                                                     898,486
                                                             ------------------

PAPER & FOREST PRODUCTS-0.4%

                   4,800   Bowater Inc.                              243,000

                   3,000   Consolidated Papers, Inc.                  86,813

                   2,000   Rayonier, Inc.                             93,875

                   8,200   Westvaco Corp.                            233,700
                                                             ------------------

                                                                     657,388
                                                             ------------------

PERSONAL SERVICES(3)

                     700   Block (H & R), Inc.                        30,800
                                                             ------------------

PHARMACEUTICALS-4.4%

                   3,300   Barr Laboratories, Inc.(1)                134,681

                   6,500   Bergen Brunswig Corp. Cl A                269,750

                   8,200   Bristol-Myers Squibb Co.                  881,500

                   1,800   Dura Pharmaceuticals, Inc.(1)              47,081

                   1,900   Elan Corp., plc ADR(1)                    116,256

                  10,700   Forest Laboratories, Inc.(1)              353,100

See Notes to Financial Statements


46      1-800-345-2021


Aggressive--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

                     800   Genentech, Inc.(1)                $        55,200

                   1,000   Herbalife International, Inc.              25,438

                   2,100   Lilly (Eli) & Co.                         129,019

                  15,500   Mallinckrodt Inc.                         477,594

                   1,600   McKesson Corp.                            125,000

                   6,000   Merck & Co., Inc.                         702,375

                   4,000   Nature's Sunshine Products, Inc.           92,125

                     125   Novartis AG ORD                           211,353

                   2,341   Novo Nordisk A/S Cl B ORD                 368,369

                   7,600   Pfizer, Inc.                              796,575

                   3,400   Pharmacia & Upjohn Inc.                   150,238

                   2,000   Richter Gedeon Rt. GDR
                              (Acquired 6/24/97-4/23/98,
                              Cost $206,250)(1)(2)                   168,299

                  10,200   Roberts Pharmaceutical Corp.(1)           168,300

                   4,100   Schein Pharmaceutical, Inc.(1)            108,138

                   7,200   Schering-Plough Corp.                     602,550

                   2,500   SkyePharma plc ORD(1)                       3,346

                   3,000   Takeda Chemical Inds. ORD                  77,333

                   1,600   Twinlab Corp.(1)                           58,900

                      14   UCB SA ORD                                 66,540

                   3,000   Warner-Lambert Co.                        191,438

                   2,700   Zeneca Group plc ORD                      109,689
                                                             ------------------

                                                                   6,490,187
                                                             ------------------

PRINTING & PUBLISHING-0.7%

                   3,000   Banta Corp.                                94,969

                  13,300   Deluxe Corp.                              446,381

                  10,100   Gruppo Editoriale L'Espresso ORD           91,852

                   3,500   Media Arts Group, Inc.(1)                  67,594

                   6,100   Mondadori (Arnoldo) Editore SpA
                              ORD                                     74,545

                   7,300   VNU Tijdschriftengroep Nederland
                              ORD                                    250,360
                                                             ------------------

                                                                   1,025,701
                                                             ------------------

RAILROAD-0.4%

                   9,000   CSX Corp.                                 428,625

                   1,800   Canadian National Railway
                              Company ORD                            106,548
                                                             ------------------

                                                                     535,173
                                                             ------------------

REAL ESTATE(3)

                   2,845   Castellum AB ORD                           34,455
                                                             ------------------

RESTAURANTS-0.5%

                   4,400   Buffets, Inc.(1)                           71,775

                  12,660   CKE Restaurants, Inc.                     401,955

                   5,400   Cheesecake Factory Inc.(1)                109,013

                   4,200   Compass Group PLC ORD                      87,062

                  10,000   TelePizza, S.A. ORD(1)                    100,547
                                                             ------------------

                                                                     770,352
                                                             ------------------


Shares                                                               Value
-----------------------------------------------------------------------------

RETAIL (APPAREL)-0.5%

                   3,200   DM Management Co.(1)               $       98,000

                   1,400   Hennes & Mauritz AB Cl B ORD               78,529

                   1,500   Liz Claiborne, Inc.                        76,031

                     500   Payless ShoeSource, Inc.(1)                35,031

                   8,000   Stage Stores, Inc.(1)                     373,000

                   1,200   TJX Companies, Inc. (The)                  56,100
                                                             ------------------

                                                                     716,691
                                                             ------------------

RETAIL (FOOD & DRUG)-1.1%

                   5,900   CVS Corp.                                 414,106

                  86,800   Dairy Farm International Holdings
                              Ltd. ORD                                95,480

                   5,800   Giant Food Inc. Cl A                      249,400

                   6,365   Koninklijke Ahold NV ORD                  200,893

                  14,777   La Rinascente SpA ORD(1)                   78,952

                   9,100   Safeway Inc.(1)                           331,581

                  16,700   Somerfield plc ORD                        108,077

                   3,000   Universal Corp.                           112,688
                                                             ------------------

                                                                   1,591,177
                                                             ------------------

RETAIL (GENERAL MERCHANDISE)-1.7%

                   2,400   Bon-Ton Stores, Inc.(1)                    40,500

                  13,300   Dillard's Inc. Cl A                       559,431

                   2,500   Douglas Holding AG ORD                    135,854

                   2,700   Family Dollar Stores, Inc.                 44,719

                     700   Federated Department Stores,
                              Inc.(1)                                 36,269

                   8,825   Fred's, Inc.                              207,388

                     100   Galeries Lafayette ORD                     96,893

                   2,000   Ito-Yokado Co., Ltd. ORD                   99,366

                   1,200   Meyer (Fred), Inc.(1)                      51,600

                   2,900   Penney (J.C.) Company, Inc.               208,256

                     300   Pinault-Printemps-Redoute SA
                              ORD                                    246,826

                  13,500   Wal-Mart Stores, Inc.                     745,031
                                                             ------------------

                                                                   2,472,133
                                                             ------------------

RETAIL (SPECIALTY)-0.9%

                   1,300   Action Performance Cos. Inc.(1)            36,156

                   3,500   CSK Auto Corp.(1)                          94,063

                  14,953   Corporate Express, Inc.(1)                173,361

                  23,500   Food Lion, Inc. Cl A                      226,922

                   5,600   Home Depot, Inc.                          439,950

                   1,800   Tandy Corp.                                79,650

                   5,600   Toys 'R' Us, Inc.(1)                      148,400

                     900   Watsco, Inc.                               26,438

                   2,700   Wilmar Industries, Inc.(1)                 65,138
                                                             ------------------

                                                                   1,290,078
                                                             ------------------

See Notes to Financial Statements


                                               www.americancentury.com       47


Aggressive--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Shares                                                               Value
-----------------------------------------------------------------------------

RUBBER & PLASTICS-0.1%

                   1,800   Illinois Tool Works Inc.           $      118,800
                                                             ------------------

STEEL-0.1%

                   4,400   Bethlehem Steel Corporation(1)             53,900

                   2,300   Carpenter Technology Corp.                121,900
                                                             ------------------

                                                                     175,800
                                                             ------------------

TEXTILES & APPAREL-0.2%

                   3,300   Dexter Corp. (The)                        136,125

                  15,100   WS Atkins plc ORD                         126,065
                                                             ------------------

                                                                     262,190
                                                             ------------------

TOBACCO-0.2%

                   3,100   Philip Morris Companies Inc.              115,863

                   3,700   UST Inc.                                   98,513
                                                             ------------------

                                                                     214,376
                                                             ------------------

TRANSPORTATION-0.4%

                   5,000   AirNet Systems Inc.(1)                    117,500

                  11,200   Allied Holdings, Inc.(1)                  201,600

                   4,089   Internatio-Muller NV ORD                  147,350

                   1,900   XTRA Corp.                                 99,750
                                                             ------------------

                                                                     566,200
                                                             ------------------

UTILITIES-2.1%

                   7,000   AGL Resources Inc.                        140,000

                  14,100   Ameren Corporation                        551,663

                   2,100   Energy East Corp.                          85,313

                   7,500   Enova Corp.                               191,719

                   8,100   Entergy Corp.                             213,131

                   3,200   FPL Group, Inc.                           196,600

                   7,400   Florida Progress Corp.                    305,250

                   3,100   Kansas City Power & Light Co.              89,125

                   6,800   Minnesota Power & Light Co.               268,175

                   7,600   PacifiCorp                                175,275

                   1,100   Public Service Co. of New Mexico           23,856

                   7,700   Texas Utilities Co.                       304,150

                   1,200   UGI Corp.                                  30,375

                   2,200   Utilicorp United Inc.                      78,238

                   2,900   VEBA AG ORD                               190,409

                   1,100   Vivendi ORD                               220,882
                                                             ------------------

                                                                   3,064,161
                                                             ------------------

TOTAL COMMON STOCKS,
RIGHTS & WARRANTS-72.4%                                          106,630,428
                                                             ------------------
   (Cost $91,531,052)

PREFERRED STOCKS

CHEMICALS & RESINS-0.1%

                   1,000   Henkel KGaA ORD                            89,636
                                                             ------------------

COMMUNICATIONS EQUIPMENT(3)

                 471,000   Telerj Celular S.A. Cl B ORD(1)            34,396
                                                             ------------------


Shares/Principal Amount                                              Value
-----------------------------------------------------------------------------

COMMUNICATIONS SERVICES(3)

                 471,000   Telecomunicacoes do Rio de
                              Janeiro S.A. ORD                $       39,310
                                                             ------------------

COMPUTER SOFTWARE & SERVICES-0.2%

                     400   SAP AG ORD                                221,849
                                                             ------------------

FINANCIAL SERVICES-0.4%

                   1,229   Marschollek, Lautenschlaeger und
                              Partner AG ORD                         609,336
                                                             ------------------

TEXTILES & APPAREL-0.1%

                      60   Hugo Boss AG ORD                          129,412
                                                             ------------------

TOTAL PREFERRED STOCKS-0.8%                                        1,123,939
                                                             ------------------
   (Cost $429,709)

U.S. TREASURY SECURITIES

              $  600,000   U.S. Treasury Notes, 7.75%,
                              11/30/99                               618,714

                 400,000   U.S. Treasury Notes, 6.625%,
                              7/31/01                                412,056

                 625,000   U.S. Treasury Notes, 5.75%,
                              8/15/03                                629,963

                 350,000   U.S. Treasury Notes, 6.625%,
                              5/15/07                                373,205

                 850,000   U.S. Treasury Bonds, 6.125%,
                              11/15/27                               888,752
                                                             ------------------

TOTAL U.S. TREASURY SECURITIES-2.0%                                2,922,690
                                                             ------------------
   (Cost $2,899,737)

U.S. GOVERNMENT AGENCY SECURITIES

                 100,000   FHLMC, 7.09%, 11/24/06                    100,641

                 200,000   FNMA MTN, 7.00%, 2/20/07                  205,950

                 400,000   FNMA MTN, 7.49%, 5/22/07                  410,784
                                                             ------------------

TOTAL U.S. GOVERNMENT
AGENCY SECURITIES-0.5%                                               717,375
                                                             ------------------
   (Cost $702,932)

SOVEREIGN GOVERNMENTS & AGENCIES

$                500,000   Argentine Discount Notes,
                              VRN, 6.625%, 11/30/98,
                              resets semi-annually off
                              the 6-month LIBOR plus
                              0.8125% with no caps,
                              final maturity 3/31/23                 414,375

ESP           30,000,000   Bonos Y Oblig Del Estado,
                              10.50%, 10/30/03                       251,332

$                250,000   Brazil NMB L, VRN, 6.69%,
                              10/15/98, resets semi-
                              annually off the 6-month
                              LIBOR plus 0.875% with
                              no caps, final maturity
                              4/15/09                                200,156

See Notes to Financial Statements


48      1-800-345-2021


Aggressive--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Principal Amount                                                     Value
-----------------------------------------------------------------------------

DEM           2,200,000    Deutschland Republic,
                              6.00%, 9/15/03                  $     1,315,810

FRF           6,000,000    France O.A.T., 6.75%,
                              10/25/03                              1,105,479

CAD             400,000    Government of Canada,
                              6.50%, 6/1/04                           291,845

JPY         155,000,000    Japan Global, 4.10%,
                              12/22/03                              1,301,116

$               100,000    Quebec Province, 8.80%,
                              4/15/03                                 111,121

AUD             300,000    Queensland Treasury Corp.,
                              8.00%, 8/14/01                          203,717

$               237,500    Republic of Argentina,
                              6.625%, 9/30/98, resets
                              semi-annually off the
                              6-month LIBOR plus
                              0.8125% with no caps                    213,156

                242,500    Republic of Brazil EI, VRN,
                              6.625%, 10/15/98,
                              resets semi-annually
                              off the 6-month LIBOR plus
                              0.8125% with no caps,
                              final maturity 4/15/06                  206,428

ITL       1,000,000,000    Republic of Italy, 6.75%,
                              2/1/07                                  634,439

GBP             650,000    United Kingdom Treasury,
                              8.00%, 6/10/03                        1,154,093

$               250,000    United Mexican States,
                              8.50%, 9/15/02                          253,843

                500,000    United Mexican States, VRN,
                              6.48%, 11/4/98, resets
                              semi-annually off the 6-month
                              LIBOR plus 0.8125%
                              with no caps,
                              final maturity 12/31/19                 456,875

                642,855    Venezuela FLIRB, VRN, 6.625%,
                              9/30/98, resets semi-annually
                              off the 6-month LIBOR plus 0.875%
                              with no caps,
                              final maturity 3/31/07                  559,686
                                                             ------------------

TOTAL SOVEREIGN
GOVERNMENTS & AGENCIES-5.9%                                         8,673,471
                                                             ------------------
   (Cost $8,774,388)

MORTGAGE-BACKED SECURITIES(4)

                  95,935   FHLMC Gold Pool #E68523,
                              6.50%, 10/7/03                           96,731

                 365,282   FNMA Pool #377181, 6.50%,
                              4/1/12                                  367,791

                  88,266   FNMA Pool #250576, 7.00%,
                              6/1/26                                   89,668

                 841,430   FNMA Pool #373510, 7.50%,
                              3/1/27                                  865,899

                 213,567   GNMA Pool #397233, 9.50%,
                              2/20/25                                 229,629


Principal Amount                                                     Value
-----------------------------------------------------------------------------

              $  131,724   GNMA Pool #392995, 8.75%,
                              3/15/25                        $        141,883

                 140,224   GNMA Pool #372335, 7.50%,
                              4/15/25                                 144,707

                 130,903   GNMA Pool #416856, 7.50%,
                              10/15/25                                135,102

                 122,670   GNMA Pool #402682, 7.50%,
                              6/15/26                                 126,591

                 294,410   GNMA Pool #457351, 7.00%,
                              12/15/27                                299,447

                 605,457   GNMA Pool #466804, 6.50%,
                              4/15/28                                 603,350
                                                             ------------------

TOTAL MORTGAGE-BACKED
SECURITIES-2.1%                                                     3,100,798
                                                             ------------------
   (Cost $3,034,427)

ASSET-BACKED SECURITIES(4)

                 300,000   AMRESCO, INC., Series 1998-2,
                              Class A4 SEQ, 6.45%,
                              4/25/27                                 300,000

                 188,054   Capital Equipment Receivables
                              Trust, Series 1997-1, Class A1,
                              5.79%, 12/15/98                         188,298

                 300,000   First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998-C2, Class A1 SEQ,
                              6.28%, 6/18/07                          301,922

                 200,000   Money Store (The) Home Equity
                              Trust, Series 1997-C, Class
                              AF6 SEQ, 6.67%, 3/1/03                  202,287

                 198,538   Morgan Stanley Capital I, Series
                              1998-WF1, Class A1 SEQ,
                              6.25%, 7/15/07                          200,133

                  73,650   Textron Financial Corp.
                              Receivables Trust, Series
                              1997-A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $73,552)(2)                         73,735

                 100,000   United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1997-C, Class A7, 6.85%,
                              1/15/29                                 101,648
                                                             ------------------

TOTAL ASSET-BACKED SECURITIES-0.9%                                  1,368,023
                                                             ------------------
   (Cost $1,361,622)

CORPORATE BONDS

AEROSPACE & DEFENSE-0.2%

                 300,000   Lockheed Martin Corp., 7.25%,
                              5/15/06                                 318,555
                                                             ------------------

AIRLINES-0.1%

                 150,000   United Air Lines, 9.00%,
                              12/15/03                                166,896
                                                             ------------------

See Notes to Financial Statements


                                               www.americancentury.com       49


Aggressive--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Principal Amount                                                     Value
-----------------------------------------------------------------------------

BANKING-0.6%

              $  500,000   Bay View Capital Corp., 9.125%,
                              8/15/02                         $      516,250

                 300,000   Citicorp, 7.125%, 5/15/06                 315,276
                                                             ------------------

                                                                     831,526
                                                             ------------------

COMMUNICATIONS SERVICES-0.4%

                 150,000   360 Communications Co.,
                              7.125%, 3/1/03                         154,986

                 100,000   Tele-Communications Inc., 8.25%,
                              1/15/03                                107,820

                 250,000   Teleport Communications Group
                              Inc., 7.86%, 7/1/07(5)                 216,250

                 100,000   WorldCom, Inc., 7.55%, 4/1/04             105,756
                                                             ------------------

                                                                     584,812
                                                             ------------------

ELECTRICAL & ELECTRONIC
COMPONENTS-0.6%

                 350,000   Anixter International Inc., 8.00%,
                              9/15/03                                370,706

                 250,000   DII Group, Inc., 8.50%, 9/15/07
                              (Acquired 9/17/97, Cost
                              $250,000)(2)                           249,375

                 250,000   Trench Electric & Trench Inc.,
                              10.25%, 12/15/07                       253,750
                                                             ------------------

                                                                     873,831
                                                             ------------------

ENERGY (PRODUCTION & MARKETING)-1.3%

                 250,000   Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                         269,375

                 100,000   Enron Corp., 6.625%, 11/15/05             101,371

                 500,000   Ocean Energy, Inc., 10.375%,
                              10/15/05                               556,250

                 525,000   Oryx Energy Co., 8.375%,
                              7/15/04                                568,748

                 250,000   Stone Energy Corp., 8.75%,
                              9/15/07 (Acquired 9/16/97,
                              Cost $248,208)(2)                      253,750

                 200,000   Triton Energy Ltd., 8.75%,
                              4/15/02                                208,000
                                                             ------------------

                                                                   1,957,494
                                                             ------------------

ENERGY (SERVICES)-0.4%

                 500,000   Cliffs Drilling Company, 10.25%,
                              5/15/03                                537,500

                 100,000   Petro Geo-Services ASA, 7.125%,
                              3/30/28                                101,795
                                                             ------------------

                                                                     639,295
                                                             ------------------

FINANCIAL SERVICES-0.6%

                 100,000   Advanta Corp., MTN, Series B,
                              7.00%, 5/1/01                           92,639

                 300,000   Comdisco, Inc., 6.50%, 4/30/99            301,284

                 100,000   General Motors Acceptance Corp.,
                              8.50%, 2/4/02                          107,669


Principal Amount                                                     Value
-----------------------------------------------------------------------------

              $  500,000   Wharf International Finance Ltd.,
                              7.625%, 3/13/07                 $      422,525
                                                             ------------------

                                                                     924,117
                                                             ------------------

HEALTHCARE-0.3%

                 500,000   Tenet Healthcare Corp., 7.875%,
                              1/15/03                                512,995
                                                             ------------------

INSURANCE-0.1%

                 100,000   Aetna Services, Inc., 6.75%,
                              8/15/01                                102,288
                                                             ------------------

LEISURE-0.3%

                 125,000   Time Warner Inc., 8.11%,
                              8/15/06                                137,534

                 350,000   Time Warner Inc., 6.85%,
                              1/15/26                                363,664
                                                             ------------------

                                                                     501,198
                                                             ------------------

OFFICE EQUIPMENT & SUPPLIES-0.1%

                 100,000   Xerox Capital Trust, 8.00%,
                              2/1/27 (Acquired 7/17/97,
                              Cost $104,024)(2)                      107,963
                                                             ------------------

REAL ESTATE-0.2%

                 275,000   Spieker Properties, Inc., 6.80%,
                              12/15/01                               280,242
                                                             ------------------

RETAIL (GENERAL MERCHANDISE)-0.4%

                 200,000   Federated Department Stores,
                              8.50%, 6/15/03                         218,092

                 300,000   Sears Roebuck Acceptance Corp.,
                              6.00%, 3/20/03                         298,122
                                                             ------------------

                                                                     516,214
                                                             ------------------

TEXTILES & APPAREL-0.2%

                 250,000   Worldtex, Inc. Series B, 9.625%,
                              12/15/07 (Acquired
                              11/20/97, Cost $250,000)(2)            253,750
                                                             ------------------

TOBACCO-0.2%

                 300,000   Philip Morris Companies Inc.,
                              6.80%, 12/1/03                         306,177
                                                             ------------------

UTILITIES-0.1%

                 100,000   PG&E Corp., 6.25%, 3/1/04                 101,333
                                                             ------------------

TOTAL CORPORATE BONDS-6.1%                                         8,978,686
                                                             ------------------
   (Cost $6,473,694)

See Notes to Financial Statements


50      1-800-345-2021


Aggressive--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

Principal Amount                                                     Value
-----------------------------------------------------------------------------
COMMERCIAL PAPER(6)

ENERGY (PRODUCTION & MARKETING)-1.0%

              $1,500,000   Statoil-Den Norske Stats, 5.53%,
                              6/1/98                         $     1,499,324
                                                             ------------------

FINANCIAL SERVICES-4.3%

               1,000,000   Credit Suisse First Boston Inc.,
                              5.50%, 7/14/98                         993,139

                 512,000   Falcon Asset Securities Corp.,
                              5.65%, 6/1/98 (Acquired
                              5/28/98, Cost $511,679)(2)             511,769

               4,000,000   General Motors Acceptance Corp.,
                              5.44%, 6/8/98                        3,994,008

                 925,000   Mitsubishi International Corp.,
                              5.55%, 8/4/98                          915,771
                                                             ------------------

                                                                   6,414,687
                                                             ------------------

INSURANCE-0.7%

               1,000,000   SAFECO Credit Company, 5.55%,
                              6/23/98                                996,265
                                                             ------------------

TOTAL COMMERCIAL PAPER-6.0%                                        8,910,276
                                                             ------------------
   (Cost $8,913,681)

CERTIFICATES OF DEPOSIT-0.7%

               1,000,000   National Westminster Bank PLC,
                              5.65%, 3/3/99                        1,000,000
                                                             ------------------
   (Cost $999,521)

TEMPORARY CASH INVESTMENTS-2.6%

       Repurchase Agreement, BA Securities, Inc.,
              (U.S. Treasury obligations), in a joint
              trading account at 5.51%, dated 5/29/98,
              due 6/1/98 (Delivery value $3,901,791)               3,900,000
                                                             ------------------

   (Cost $3,900,000)

TOTAL INVESTMENT SECURITIES-100.0%                               $147,325,686
                                                             ------------------
   (Cost $129,020,763)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          Contracts        Settlement                            Unrealized
           to Sell           Date                 Value             Gain
---------------------------------------------------------------------------

       306,115   CHF        6/29/98            $ 206,974          $ 1,765

       795,123   DEM        6/29/98              446,150            3,580

     2,733,445   FRF        6/29/98              457,357            4,164

       321,958   GBP        6/29/98              524,814              920

    32,809,850   JPY        6/29/98              237,153            1,901

       720,431   NLG        6/29/98              358,658            2,880
                                           ---------------------------------

                                              $2,231,106          $15,210
                                           =================================
(Value on Settlement Date $2,246,316)

Forward foreign currency exchange contracts are used by the portfolio management team in an effort to protect foreign investments against declines in foreign currencies. This is also known as hedging. The contracts are called "forward" because they allow your fund to exchange a foreign currency for U.S. dollars at a date in the future--and at a price (known as the exchange rate) agreed upon when the contract is initially entered into.

See Notes to Financial Statements


                                               www.americancentury.com       51


Aggressive--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

DEM = German Mark

ESP = Spanish Peseta

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FRF = French Franc

GBP = British Pound

GNMA = Government National Mortgage Association

ITL = Italian Lira

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

NLG = Netherlands Guilder

ORD = Foreign Ordinary Share

VRN  =  Variable  Rate  Note.  Interest  reset  date is  indicated  and  used in
     calculating  the  weighted  average  portfolio  maturity.   Rate  shown  is
     effective May 31, 1998.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1)  Non-income producing.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 1998, was $2,125,520, which represented 1.4% of net assets.

(3)  Industry is less than 0.05% of total investment securities.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(6)  The rates for commercial paper are the yield to maturity at purchase.


--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the share amount (stocks) or principal amount (bonds) of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


52      1-800-345-2021


Statements of Assets and Liabilities
-----------------------------------------------------------------------------
MAY 31, 1998 (UNAUDITED)
                                       STRATEGIC      STRATEGIC      STRATEGIC
                                      ALLOCATION:    ALLOCATION:    ALLOCATION:
                                     CONSERVATIVE     MODERATE      AGGRESSIVE
ASSETS

Investment securities, at value
  (identified cost of $163,126,238,
  $231,323,640 and $129,020,763,
  respectively) (Note 3) .............$173,809,947   $255,421,711   $147,325,686

Cash .................................     360,746           --             --

Receivable for investments sold ......   3,009,255      5,085,647      2,023,375

Receivable for forward foreign
  currency exchange contracts ........      10,153         24,258         15,210

Dividends and interest receivable ....   1,310,150      1,621,078        700,951
                                        ----------     ----------     ----------

                                       178,500,251    262,152,694    150,065,222
                                       -----------    -----------    -----------

LIABILITIES

Disbursements in excess of
  demand deposit cash ................      57,620      2,037,568        340,249

Payable for investments purchased ....   2,678,839      5,054,492      2,034,383

Payable for capital shares redeemed ..     329,778         54,039         75,499

Accrued management fees (Note 2) .....     148,510        236,067        148,466

Distribution fees payable (Note 2) ...       1,294          2,940          2,211

Service fees payable (Note 2) ........       1,294          2,940          2,211

Other liabilities ....................         202            258            238
                                       -----------    -----------    -----------

                                         3,217,537      7,388,304      2,603,257
                                       -----------    -----------    -----------

Net assets ...........................$175,282,714   $254,764,390   $147,461,965
                                      ============   ============   ============


NET ASSETS CONSIST OF:

Capital (par value and
  paid in surplus) ...................$158,390,865   $220,589,248   $122,760,311

Undistributed net investment
  income .............................   1,100,894      1,251,266        924,279

Accumulated undistributed
  net realized gain
  from investment and foreign
  currency transactions ..............   5,097,514      8,802,432      5,457,950

Net unrealized appreciation
  on investments and translation
  of assets and liabilities in
  foreign currencies (Note 3) ........  10,693,441     24,121,444     18,319,425
                                        ----------     ----------     ----------

                                      $175,282,714   $254,764,390   $147,461,965
                                      ============   ============   ============

Investor Class, $0.01 Par Value

Net assets ...........................$169,262,488   $240,979,471   $137,006,655

Shares outstanding ...................  30,325,397     38,139,688     20,434,806

Net asset value per share ............$       5.58   $       6.32   $       6.70


Advisor Class, $0.01 Par Value

Net assets ...........................$  6,020,226   $ 13,784,919   $ 10,455,310

Shares outstanding ...................   1,077,337      2,183,898      1,560,928

Net asset value per share ............$       5.59   $       6.31   $       6.70

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net income not yet paid to shareholders; net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses); and gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                               www.americancentury.com       53


hStatements of Operations
--------------------------------------------------------------------------------

                                          STRATEGIC       STRATEGIC       STRATEGIC
FOR THE SIX MONTHS                       ALLOCATION:     ALLOCATION:     ALLOCATION:
ENDED MAY 31, 1998 (UNAUDITED)          CONSERVATIVE      MODERATE       AGGRESSIVE

INVESTMENT INCOME

Income:

Interest ............................   $  3,154,862   $  3,161,529    $  1,141,417

Dividends (net of foreign taxes
  withheld of $14,579,
  $43,979, and $32,184,
  respectively) .....................        564,877      1,113,823         693,174
                                           ---------      ---------       ---------

                                           3,719,739      4,275,352       1,834,591
                                           ---------      ---------       ---------

Expenses (Note 2):

Management fees .....................        841,374      1,318,233         788,328

Distribution fees - Advisor Class ...          6,409         16,696          11,325

Services fees - Advisor Class .......          6,409         16,696          11,325

Directors' fees and expenses ........            935          1,353             764
                                           ---------      ---------       ---------

                                             855,127      1,352,978         811,742
                                           ---------      ---------       ---------

Net investment income ...............      2,864,612      2,922,374       1,022,849
                                           ---------      ---------       ---------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) on:

Investments .........................      5,365,108      9,530,789       6,052,818

Foreign currency transactions .......          6,095        (23,233)         11,821
                                           ---------      ---------       ---------

                                           5,371,203      9,507,556       6,064,639
                                           ---------      ---------       ---------

Change in net unrealized
  appreciation on:

Investments .........................      3,930,711     12,278,237       8,563,723

Translation of assets and liabilities
  in foreign currencies .............          6,158         15,215           7,762
                                           ---------      ---------       ---------

                                           3,936,869     12,293,452       8,571,485
                                           ---------      ---------       ---------

Net realized and unrealized
  gain on investments and
  foreign currency ..................      9,308,072     21,801,008      14,636,124
                                           ---------      ---------       ---------

Net Increase in Net Assets
  Resulting from Operations .........   $ 12,172,684   $ 24,723,382    $ 15,658,973
                                        ============   ============    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


54      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 1997

                                            STRATEGIC ALLOCATION:           STRATEGIC ALLOCATION:          STRATEGIC ALLOCATION:
                                                CONSERVATIVE                      MODERATE                      AGGRESSIVE
                                             1998           1997            1998            1997           1998            1997
OPERATIONS

Net investment income ................. $   2,864,612  $   2,737,787  $   2,922,374  $   3,467,169  $   1,022,849  $   1,412,566

Net realized gain on investments
  and foreign currency transactions ...     5,371,203      8,306,339      9,507,556      6,702,937      6,064,639      3,912,369

Change in net unrealized
  appreciation on investments
  and translation of
  assets and liabilites in
  foreign currencies ..................     3,936,869     (2,095,441)    12,293,452      7,927,799      8,571,485      6,690,552


Net increase in net assets
  resulting from operations ...........    12,172,684      8,948,685     24,723,382     18,097,905     15,658,973     12,015,487


DISTRIBUTIONS
TO SHAREHOLDERS

From net investment income:

  Investor Class ......................    (2,874,145)    (1,635,899)    (2,806,309)    (2,707,084)    (1,584,225)      (334,675)

  Advisor Class .......................       (85,700)      (118,709)      (129,492)      (152,937)       (95,179)       (40,079)

From net realized gain
  from investment transactions:

  Investor Class ......................    (7,295,785)    (1,061,595)    (6,635,893)       (80,982)    (3,703,277)          --

  Advisor Class .......................      (204,754)       (70,914)      (295,112)       (10,493)      (268,899)          --


Decrease in net assets
  from distributions ..................   (10,460,384)    (2,887,117)    (9,866,806)    (2,951,496)    (5,651,580)      (374,754)


CAPITAL SHARE
TRANSACTIONS (NOTE 4)

Net increase in net assets from
  capital share transactions ..........    12,584,619    117,841,280     29,950,465    129,408,618     19,862,928     53,802,871


Net increase in net assets ............    14,296,919    123,902,848     44,807,041    144,555,027     29,870,321     65,443,604

NET ASSETS

Beginning of period ...................   160,985,795     37,082,947    209,957,349     65,402,322    117,591,644     52,148,040


End of period ......................... $ 175,282,714  $ 160,985,795  $ 254,764,390  $ 209,957,349  $ 147,461,965  $ 117,591,644


Undistributed net
investment income ..................... $   1,100,894  $   1,196,127  $   1,251,266  $   1,264,693  $     924,279  $   1,580,834


--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                               www.americancentury.com       55


Notes to Financial Statements
-----------------------------------------------------------------------------
MAY 31, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Strategic Asset Allocations, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century Strategic
Allocation: Conservative (Strategic Allocation: Conservative), American Century Strategic Allocation: Moderate (Strategic Allocation: Moderate) and American Century Strategic Allocation: Aggressive (Strategic Allocation: Aggressive) (the Funds) are three of the funds currently issued by the Corporation. The Funds' investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with each Fund's risk profile. The Funds seek to achieve this by diversifying investments among three asset classes - equity securities, bonds and cash equivalent instruments, the mix of which will depend on the risk profile of each Fund. The Funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Funds' exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral,


56      1-800-345-2021


Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the policy of the Funds to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of those for Strategic Allocation:
Aggressive which are declared and paid annually. Distributions from net realized capital gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     ADDITIONAL INFORMATION - Funds Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into Management Agreements with ACIM that provide each Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's average daily closing net assets during the previous month. The annual management fee for each class of the Funds is as follows:


                         STRATEGIC ALLOCATION:          STRATEGIC ALLOCATION:         STRATEGIC ALLOCATION:
                              CONSERVATIVE                     MODERATE                     AGGRESSIVE
                        INVESTOR        ADVISOR        INVESTOR        ADVISOR       INVESTOR        ADVISOR
AVERAGE NET ASSETS

First $1 billion .......  1.00%          0.75%          1.10%           0.85%          1.20%          0.95%

Over $1 billion ........  0.90%          0.65%          1.00%           0.75%          1.10%          0.85%


    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with


                                               www.americancentury.com       57


Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan during the period ended May 31, 1998, were $12,818 in Strategic Allocation:
Conservative, $33,392 in Strategic Allocation: Moderate and $22,650 in Strategic
Allocation: Aggressive.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

   Investment transactions, excluding short-term investments, for the six months ended May 31, 1998, were as follows:

                           STRATEGIC ALLOCATION:   STRATEGIC ALLOCATION:   STRATEGIC ALLOCATION:
                               CONSERVATIVE             MODERATE               AGGRESSIVE
PURCHASES
Investment Securities other
  than U.S. Government
  & Agency Obligations ......   $62,171,244           $133,284,566             $84,580,340

U.S. Government &
  Agency Obligations ........    31,543,359             18,342,116               3,951,722

PROCEEDS FROM SALES

Investment Securities other
  than U.S. Government
  & Agency Obligations ......   $53,537,384           $116,840,846             $72,448,220

U.S. Government &
  Agency Obligations ........    35,130,881             18,950,044               4,832,018

   On May 31, 1998, the composition of unrealized appreciation and depreciaton of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                           STRATEGIC ALLOCATION:   STRATEGIC ALLOCATION:   STRATEGIC ALLOCATION:
                               CONSERVATIVE             MODERATE               AGGRESSIVE

Appreciation ................   $12,539,027            $26,827,302             $20,326,087

Depreciation ................    (2,262,832)            (3,533,315)             (2,686,880)
                            ------------------------------------------------------------------

Net .........................   $10,276,195            $23,293,987             $17,639,207
                            ==================================================================

Federal Tax Cost ............  $163,533,752           $232,127,724            $129,686,479
                            ==================================================================


58      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Funds were as follows:

                                 STRATEGIC ALLOCATION:           STRATEGIC ALLOCATION:          STRATEGIC ALLOCATION:
                                      CONSERVATIVE                     MODERATE                     AGGRESSIVE
                                 SHARES         AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
INVESTOR CLASS
Authorized shares ...........  50,000,000                     50,000,000                      50,000,000
                               ==========                     ==========                      ==========
Six Months ended May 31, 1998

Sold ........................  6,503,503     $35,495,207     12,645,633     $75,836,064      5,956,158       $37,817,087

Issued in reinvestment
of distributions ............  1,701,284      8,987,911       1,620,451       9,383,773        895,817         5,276,601

Redeemed .................... (6,136,791)   (33,611,858)     (9,804,636)    (59,481,956)    (3,944,993)      (24,919,732)
                              ----------    -----------      ----------     -----------     ----------       -----------

Net increase ................  2,067,996    $10,871,260       4,461,448     $25,737,881      2,906,982       $18,173,956
                               =========    ===========       =========     ===========      =========       ===========

Year ended November 30, 1997

Sold ........................ 15,110,838   $ 80,391,536      32,728,841    $184,160,266     15,672,301       $90,016,196

Issued in acquisition ....... 15,634,044     84,083,213         --              --              --               --

Issued in reinvestment
of distributions ............    493,328      2,628,610        492,287        2,759,037         61,577          333,753

Redeemed .................... (9,277,253)   (49,311,307)   (10,218,993)     (57,762,540)    (6,568,831)     (38,102,524)
                              ----------    -----------    -----------      -----------     ----------      -----------

Net increase ................ 21,960,957   $117,792,052     23,002,135     $129,156,763      9,165,047      $52,247,425
                              ==========   ============     ==========     ============      =========      ===========

ADVISOR CLASS

Authorized shares ........... 25,000,000                    25,000,000                      25,000,000
                              ==========                    ==========                      ==========

Six Months ended May 31, 1998

Sold ........................    457,188     $2,527,131      1,463,635       $8,694,135        412,551       $2,682,642

Issued in reinvestment
of distributions ............     54,856        290,450         73,385          424,601         61,708          364,076

Redeemed ....................   (200,207)    (1,104,222)      (787,965)      (4,906,152)      (212,133)      (1,357,746)
                                --------     ----------       --------       ----------       --------       ----------

Net increase ................    311,837     $1,713,359        749,055       $4,212,584        262,126       $1,688,972
                              ==========   ============     ==========     ============      =========      ===========

Year ended November 30, 1997

Sold ........................    502,309     $2,650,382        941,573       $5,242,310        937,541       $5,585,021

Issued in reinvestment
of distributions ............     35,677        189,621         29,539          163,429          7,395           40,079

Redeemed ....................   (528,140)    (2,790,775)      (933,292)      (5,153,884)      (707,493)      (4,069,654)
                                --------     ----------       --------       ----------       --------       ----------

Net increase ................      9,846    $    49,228         37,820       $  251,855        237,443       $1,555,446
                              ==========   ============     ==========     ============      =========      ===========

                                               www.americancentury.com       59


Conservative--Financial Highlights
-----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                           Investor Class
                                              1998(1)             1997            1996(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................   $        5.55        $        5.26     $        5.00
                                         -------------        -------------     -------------
Income From
  Investment Operations

  Net Investment Income(3) ...........            0.09                 0.19              0.13

  Net Realized and Unrealized
  Gain on Investment Transactions ....            0.30                 0.36              0.22
                                         -------------        -------------     -------------
  Total From Investment Operations ...            0.39                 0.55              0.35
                                         -------------        -------------     -------------

Distributions

  From Net Investment Income .........           (0.10)               (0.17)            (0.09)

  From Net Realized Gain on
  Investment Transactions ............           (0.26)               (0.09)             --
                                         -------------        -------------     -------------
  Total Distributions ................           (0.36)               (0.26)            (0.09)
                                         -------------        -------------     -------------
Net Asset Value, End of Period .......   $        5.58        $        5.55     $        5.26
                                         =============        =============     =============
  Total Return(4) ....................            7.49%               10.87%             7.02%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ..............            1.00%(5)             1.00%             1.01%(5)

Ratio of Net Investment Income
  to Average Net Assets ..............            3.39%(5)             3.48%             3.67%(5)

Portfolio Turnover Rate ..............              65%                 124%               44%

Average Commission Paid per
Share of Equity Security Traded ......   $      0.0342        $      0.0322     $      0.0271

Net Assets, End of Period
(in thousands) .......................   $     169,262        $     156,733     $      33,110

(1)  Six months ended May 31, 1998 (unaudited).

(2)  February 15, 1996 (inception) through November 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These pages itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


60      1-800-345-2021


Conservative--Financial Highlights
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                         Advisor Class
                                            1998(1)              1997        1996(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................  $      5.56       $      5.26    $      5.09
                                        -----------       -----------    -----------
Income From
   Investment Operations

  Net Investment Income(3) ...........         0.09              0.17           0.03

  Net Realized and Unrealized
  Gain on Investment Transactions ....         0.30              0.38           0.14
                                        -----------       -----------    -----------
  Total From Investment Operations ...         0.39              0.55           0.17
                                        -----------       -----------    -----------
Distributions

  From Net Investment Income .........        (0.10)            (0.16)          --

  From Net Realized Gain
  on Investment Transactions .........        (0.26)            (0.09)          --
                                        -----------       -----------    -----------
  Total Distributions ................        (0.36)            (0.25)          --
                                        -----------       -----------    -----------
Net Asset Value, End of Period .......  $      5.59       $      5.56    $      5.26
                                        ===========       ===========    ===========

  Total Return(4) ....................         7.35%            10.77%          3.34%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ..............         1.25%(5)          1.25%          1.25%(5)

Ratio of Net Investment Income
  to Average Net Assets ..............         3.14%(5)          3.23%          3.25%(5)

Portfolio Turnover Rate ..............           65%              124%            44%

Average Commission Paid per
  Share of Equity Security Traded ....  $    0.0342       $    0.0322    $    0.0271

Net Assets, End of Period
  (in thousands) .....................  $     6,020       $     4,253    $     3,973

(1)  Six months ended May 31, 1998 (unaudited).

(2)  October 2, 1996 (commencement of sale) through November 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


                                               www.americancentury.com       61


Moderate--Financial Highlights
-----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                            Investor Class
                                             1998(1)            1997            1996(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................  $        5.98       $        5.42    $        5.00
                                        -------------       -------------    -------------

Income From Investment Operations

  Net Investment Income(3) ...........           0.07                0.14             0.10

  Net Realized and Unrealized
  Gain on Investment Transactions ....           0.55                0.56             0.39
                                        -------------       -------------    -------------
  Total From Investment Operations ...           0.62                0.70             0.49
                                        -------------       -------------    -------------
Distributions

  From Net Investment Income .........          (0.08)              (0.13)           (0.07)

  From Net Realized Gain
  on Investment Transactions .........          (0.20)              (0.01)            --
                                        -------------       -------------    -------------
  Total Distributions ................          (0.28)              (0.14)           (0.07)
                                        -------------       -------------    -------------
Net Asset Value, End of Period .......  $        6.32       $        5.98    $        5.42
                                        =============       =============    =============

  Total Return(4) ....................          10.71%              13.02%            9.91%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ..............           1.10%(5)            1.10%            1.10%(5)

Ratio of Net Investment Income
 to Average Net Assets ...............           2.43%(5)            2.43%            2.52%(5)

Portfolio Turnover Rate ..............             74%                119%              78%

Average Commission Paid per
  Share of Equity Security Traded ....  $      0.0104       $      0.0102    $      0.0186

Net Assets, End of Period
(in thousands) .......................  $     240,979       $     201,384    $      57,836

(1)  Six months ended May 31, 1998 (unaudited).

(2)  February 15, 1996 (inception) through November 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These pages itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


62      1-800-345-2021


Moderate--Financial Highlights
-----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                           Advisor Class
                                            1998(1)             1997          1996(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................  $       5.98       $       5.42    $       5.24
                                        ------------       ------------    ------------
Income From Investment Operations

  Net Investment Income(3) ...........          0.07               0.12            0.02

  Net Realized and Unrealized
  Gain on Investment Transactions ....          0.53               0.56            0.16
                                        ------------       ------------    ------------
  Total From Investment Operations ...          0.60               0.68            0.18
                                        ------------       ------------    ------------
Distributions

  From Net Investment Income .........         (0.07)             (0.11)           --

  From Net Realized Gain
  on Investment Transactions .........         (0.20)             (0.01)           --
                                        ------------       ------------    ------------
  Total Distributions ................         (0.27)             (0.12)           --
                                        ------------       ------------    ------------
Net Asset Value, End of Period .......  $       6.31       $       5.98    $       5.42
                                        ============       ============    ============

  Total Return(4) ....................         10.62%             12.72%           3.44%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ..............          1.35%(5)           1.35%           1.35%(5)

Ratio of Net Investment Income
  to Average Net Assets ..............          2.18%(5)           2.18%           2.10%(5)

Portfolio Turnover Rate ..............            74%               119%             78%

Average Commission Paid per
  Share of Equity Security Traded ....  $     0.0104       $     0.0102    $     0.0186

Net Assets, End of Period
  (in thousands) .....................  $     13,785       $      8,573    $      7,566

(1)  Six months ended May 31, 1998 (unaudited).

(2)  October 2, 1996 (commencement of sale) through November 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements

                                               www.americancentury.com       63


Aggressive--Financial Highlights
-----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                           Investor Class
                                              1998(1)            1997            1996(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................  $        6.25       $        5.53    $        5.00
                                        -------------       -------------    -------------
Income From Investment Operations

  Net Investment Income(3) ...........           0.05                0.09             0.07

  Net Realized and Unrealized
  Gain on Investment Transactions ....           0.70                0.67             0.46
                                        -------------       -------------    -------------
  Total From Investment Operations ...           0.75                0.76             0.53
                                        -------------       -------------    -------------
Distributions

  From Net Investment Income .........          (0.09)              (0.04)            --

  From Net Realized Gain
  on Investment Transactions .........          (0.21)               --               --
                                        -------------       -------------    -------------
  Total Distributions ................          (0.30)              (0.04)            --
                                        -------------       -------------    -------------
Net Asset Value, End of Period .......  $        6.70       $        6.25    $        5.53
                                        =============       =============    =============

  Total Return(4) ....................          12.74%              13.84%           10.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ..............           1.20%(5)            1.20%            1.20%(5)

Ratio of Net Investment Income
  to Average Net Assets ..............           1.56%(5)            1.58%            1.72%(5)

Portfolio Turnover Rate ..............             72%                135%              64%

Average Commission Paid per
  Share of Equity Security Traded ....  $      0.0100       $      0.0091    $      0.0202

Net Assets, End of Period
  (in thousands) .....................  $     137,007       $     109,497    $      46,276

(1)  Six months ended May 31, 1998 (unaudited).

(2)  February 15, 1996 (inception) through November 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These pages itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


64      1-800-345-2021


Aggressive--Financial Highlights
-----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                           Advisor Class
                                             1998(1)            1997           1996(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................  $       6.23       $       5.53    $       5.37
                                        ------------       ------------    ------------
Income From Investment Operations

  Net Investment Income(3) ...........          0.04               0.07            0.01

  Net Realized and Unrealized
  Gain on Investment Transactions ....          0.71               0.67            0.15
                                        ------------       ------------    ------------
  Total From Investment Operations ...          0.75               0.74            0.16
                                        ------------       ------------    ------------
Distributions

  From Net Investment Income .........         (0.07)             (0.04)           --

  From Net Realized Gain
  on Investment Transactions .........         (0.21)              --              --
                                        ------------       ------------    ------------
  Total Distributions ................         (0.28)             (0.04)           --
                                        ------------       ------------    ------------
Net Asset Value, End of Period .......  $       6.70       $       6.23    $       5.53
                                        ============       ============    ============

  Total Return(4) ....................         12.61%             13.43%           2.98%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ..............          1.45%(5)           1.45%           1.45%(5)

Ratio of Net Investment Income
  to Average Net Assets ..............          1.31%(5)           1.33%           1.31%(5)

Portfolio Turnover Rate ..............            72%               135%             64%

Average Commission Paid per
  Share of Equity Security Traded ....  $     0.0100       $     0.0091    $     0.0202

Net Assets, End of Period
  (in thousands) .....................  $     10,455       $      8,095    $      5,872

(1)  Six months ended May 31, 1998 (unaudited).

(2)  October 2, 1996 (commencement of sale) through November 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


                                               www.americancentury.com       65


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Until September 3, 1996, the Strategic Asset Allocation funds issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

     Now more share purchases are made by investors through financial intermediaries (who ordinarily are compensated for the additional services they provide). In September 1996, American Century began to offer two classes of shares for the Strategic Asset Allocation funds. One class is for investors who buy directly from American Century, the other for investors who buy through financial intermediaries.

     The original class of Strategic Asset Allocation shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

IMPORTANT NOTICE FOR ALL IRA AND 403(B) SHAREHOLDERS

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Conversions/ Redemptions form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


66      1-800-345-2021


Background Information
-----------------------------------------------------------------------------
INVESTMENT PHILOSOPHY AND POLICIES

     Each American Century Strategic Asset Allocation fund invests in a diversified portfolio of stocks, bonds and money market securities, with the objective of achieving as high a level of total return as is consistent with the fund's asset mix. The funds rely on a team management approach--groups of managers are responsible for the ongoing active management of the individual fund components.

     STRATEGIC ALLOCATION: CONSERVATIVE emphasizes bonds and money market securities to provide regular income and principal protection. The fund also provides the potential for moderate long-term growth by investing a portion of its assets in stocks.

     STRATEGIC ALLOCATION: MODERATE emphasizes common stocks for their long-term growth prospects, but it maintains a sizable stake in bonds and money market securities to provide some income and increase overall price stability.

     STRATEGIC ALLOCATION: AGGRESSIVE focuses primarily on common stocks as a source of long-term growth, but it maintains a small portion of its assets in bonds and money market securities to provide a modest amount of income and help cushion the share price volatility of the stock portion.

COMPARATIVE INDICES

     The  indices  listed  below  are  used  in the  report  to  serve  as  fund
performance  comparisons.   They  are  not  investment  products  available  for
purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered to be a broad measure of U.S. stock market performance.

     The RUSSELL 2000 is created by taking the 3,000 largest stocks (based on market value) and removing the biggest 1,000. It is considered a broad measure of small-company stock performance.

     The SALOMON BROTHERS BROAD INVESTMENT GRADE INDEX consists of Treasury, government agency, mortgage-backed and corporate securities with maturities of one year or more.

     The LEHMAN AGGREGATE BOND INDEX reflects the price fluctuations of Treasury
securities,  agency  securities,   corporate  bond  issues  and  mortgage-backed
securities.

     The MORGAN STANLEY EUROPE, AUSTRALIA, FAR EAST (EAFE(reg.tm)) INDEX is a widely followed group of stocks from 22 different countries.

     The SALOMON BROTHERS NON-U.S. WORLD GOVERNMENT BOND INDEX consists of fixed-income government bonds from 16 countries.

     The THREE-MONTH TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.


[right margin]

THE FUNDS' NEUTRAL  ASSET MIXES*

                   CON      MOD      AGG
STOCKS             40%      60%      75%
BONDS              45%      30%      20%
CASH
  (MONEY MARKET
  SECURITIES)      15%      10%       5%


* The funds' actual asset mixes will vary from the neutral mixes based on investment performance. Fund managers regularly review the portfolios and rebalance the asset mixes to stay within the funds' preset operating ranges.

INVESTMENT TEAM LEADERS
   PORTFOLIO MANAGERS:
     JEFF TYLER
     BRIAN HOWELL


                                               www.americancentury.com       67


Glossary
-----------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 60-65.

STOCK PORTFOLIO STATISTICS

* NUMBER OF COMPANIES--the number of different companies held by a fund on a given date.

* DIVIDEND YIELD--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* PRICE/EARNINGS RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of a percentage. (Earnings per share is calculated by dividing a company's after-tax earnings by its outstanding shares.)

BOND PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

FIXED-INCOME SECURITY TYPES

* ASSET-BACKED SECURITIES--debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans or mortgages.

* CORPORATE SECURITIES--debt securities or instruments issued by corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

* FOREIGN GOVERNMENT SECURITIES--debt securities issued or guaranteed by foreign governments or their political subdivisions. Some of these securities are direct obligations of the issuing government; others are backed by some form of government sponsorship.

* MORTGAGE-BACKED SECURITIES--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to ten years) and bonds (maturing in more than ten years).


68      1-800-345-2021

[inside back cover]

[american century logo(reg.sm)]
American
Century(reg.tm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


American Century Strategic Asset Allocations, Inc.


Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

(C) 1998 American Century Services Corporation Funds Distributor, Inc.


[recycled logo]
   Recycled


[back cover]

[40 Year logo]
Four Decades of Serving Investors
40 Years
American Century(reg tm.)
1958 - 1998



American Century Investments                                Bulk Rate
P.O. Box 419200                                             U.S. Postage Paid
Kansas City, MO 64141-6200                                  American Century
www.americancentury.com                                     Companies



9807                               (C)1998 American Century Services Corporation
SH-BKT-13098                       Funds Distributor, Inc.